UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21280

Name of Fund: BlackRock Credit Allocation Income Trust III (BPP)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust III, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2011

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Annual Report

} BlackRock Credit Allocation Income Trust I, Inc. (PSW)

} BlackRock Credit Allocation Income Trust II, Inc. (PSY)

} BlackRock Credit Allocation Income Trust III (BPP)

} BlackRock Credit Allocation Income Trust IV (BTZ)

} BlackRock Floating Rate Income Trust (BGT)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents

2	ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities	(7.11)%	8.09%
(S&P 500® Index)
US small cap equities	(13.76)	6.71
(Russell 2000® Index)
International equities	(14.90)	(4.08)
(MSCI Europe, Australasia,
Far East Index)
Emerging market	(15.91)	(7.72)
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.04	0.13
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	12.11	7.79
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.98	5.00
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	5.56	3.78
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(0.95)	5.16
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2011	BlackRock Credit Allocation Income Trust I, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust I, Inc.’s (PSW) (the “Fund”) primary investment objective is to provide holders of common shares (“Common Shareholders”) with high current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned 2.20% based on market price and 4.55% based on net asset value (“NAV”). For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 2.90% based on market price and 4.65% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The primary driver of the Fund’s positive performance was its duration positioning (management of interest rate sensitivity) as interest rates generally moved lower during the period. However, duration in the Fund was partially hedged using interest rate derivative instruments such as futures contracts, options and swaps. These hedges were put in place to limit expected volatility in interest rates and had a net negative contribution to performance.
•	The Fund’s allocation to high yield corporate credit benefited performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within investment grade corporate credit, security selection was focused on increasing the overall quality and liquidity of the Fund’s holdings, which contributed positively to returns.
•	Conversely, sector allocation within investment grade corporate credit had a negative impact on performance. The Fund held capital securities in the financials sector, which mostly underperformed other credit sectors as investors feared the sovereign debt crisis in Europe would ultimately have a negative impact on US-based financial companies. Capital securities were particularly hurt as they are lower in the capital structure and therefore tend to exhibit higher volatility during periods of risk aversion.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its leveraged exposure to corporate credit in order to position itself to benefit from improving corporate fundamentals in an accommodative monetary policy environment. In the latter half of the period, the Fund reduced exposure to riskier credits as these names typically require significant economic growth to realize a boost in valuations. From an industry perspective, the Fund increased exposure to independent energy names. Within the wireless telecommunications services sector, the Fund increased its credit quality profile by selling names in high yield to purchase investment grade credits with better predictability of earnings.

Describe portfolio positioning at period end.

•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward industrials over financials and utilities. Within industrials, the Fund favored media cable and media non-cable names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Credit Allocation Income Trust I, Inc.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	PSW
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2011 ($9.25)[1]	7.72%
Current Monthly Distribution per Common Share[2]	$ 0.0595
Current Annualized Distribution per Common Share[2]	$ 0.7140
Leverage as of October 31, 2011[3]	33%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$ 9.25	$ 9.67	(4.34)%	$ 9.89	$8.52
Net Asset Value	$10.52	$10.75	(2.14)%	$10.90	$9.88

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	10/31/11	10/31/10
Corporate Bonds	82%	69%
Preferred Securities	15	16
Asset Backed Securities	1	—
Taxable Municipal Bonds	1	1
US Treasury Obligations	1	14

Credit Quality Allocations4

	10/31/11	10/31/10
AAA/Aaa[5]	1%	14%
AA/Aa	7	10
A	28	23
BBB/Baa	38	38
BB/Ba	15	12
B	8	1
CCC/Caa	1	—
Not Rated	2	2

[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.
ANNUAL REPORT	OCTOBER 31, 2011	5

Fund Summary as of October 31, 2011	BlackRock Credit Allocation Income Trust II, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust II, Inc.’s (PSY) (the “Fund”) primary investment objective is to provide Common Shareholders with current income. The secondary investment objective of the Fund is to provide Common Shareholders with capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned 0.16% based on market price and 3.71% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 2.90% based on market price and 4.65% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The primary driver of the Fund’s positive performance was its duration positioning (management of interest rate sensitivity) as interest rates generally moved lower during the period. However, duration in the Fund was partially hedged using interest rate derivative instruments such as futures contracts, options and swaps. These hedges were put into place to limit expected volatility in interest rates and had a net negative contribution to performance.
•	The Fund’s allocation to high yield corporate credit benefited performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within investment grade corporate credit, security selection was focused on increasing the overall quality and liquidity of the Fund’s holdings, which contributed positively to returns.
•	Conversely, sector allocation within investment grade corporate credit had a negative impact on performance. The Fund held capital securities in the financials sector, which mostly underperformed other credit sectors as investors feared the sovereign debt crisis in Europe would ultimately have a negative impact on US-based financial companies. Capital securities were particularly hurt as they are lower in the capital structure and therefore tend to exhibit higher volatility during periods of risk aversion.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its leveraged exposure to corporate credit in order to position itself to benefit from improving corporate fundamentals in an accommodative monetary policy environment. In the latter half of the period, the Fund reduced exposure to riskier credits as these names typically require significant economic growth to realize a boost in valuations. From an industry perspective, the Fund increased exposure to independent energy names. Within the wireless telecommunications services sector, the Fund increased its credit quality profile by selling names in high yield to purchased investment grade credits with better predictability of earnings.

Describe portfolio positioning at period end.

•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward industrials over financials and utilities. Within industrials, the Fund favored media cable and media non-cable names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Credit Allocation Income Trust II, Inc.

Fund Information

Symbol on NYSE	PSY
Initial Offering Date	March 28, 2003
Yield on Closing Market Price as of October 31, 2011 ($9.74)[1]	7.52%
Current Monthly Distribution per Common Share[2]	$0.0610
Current Annualized Distribution per Common Share[2]	$0.7320
Leverage as of October 31, 2011[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$ 9.74	$10.39	(6.26)%	$10.60	$ 9.08
Net Asset Value	$11.25	$11.59	(2.93)%	$11.72	$10.61

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	10/31/11	10/31/10
Corporate Bonds	80%	64%
Preferred Securities	17	19
US Treasury Obligations	1	16
Asset Backed Securities	1	—
Taxable Municipal Bonds	1	1

Credit Quality Allocations4

	10/31/11	10/31/10
AAA/Aaa[5]	1%	16%
AA/Aa	7	7
A	26	21
BBB/Baa	39	42
BB/Ba	17	12
B	7	1
CCC/Caa	1	—
Not Rated	2	1

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.
ANNUAL REPORT	OCTOBER 31, 2011	7

Fund Summary as of October 31, 2011	BlackRock Credit Allocation Income Trust III

Fund Overview

BlackRock Credit Allocation Income Trust III’s (BPP) (the “Fund”) investment objective is to provide high current income consistent with capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned (0.16)% based on market price and 3.56% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 2.90% based on market price and 4.65% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The primary driver of the Fund’s positive performance was its duration positioning (management of interest rate sensitivity) as interest rates generally moved lower during the period. However, duration in the Fund was partially hedged using interest rate derivative instruments such as futures contracts, options and swaps. These hedges were put into place to limit expected volatility in interest rates and had a net negative contribution to performance.
•	The Fund’s allocation to high yield corporate credit benefited performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within investment grade corporate credit, security selection was focused on increasing the overall quality and liquidity of the Fund’s holdings, which contributed positively to returns.
•	Conversely, sector allocation within investment grade corporate credit had a negative impact on performance. The Fund held capital securities in the financials sector, which mostly underperformed other credit sectors as investors feared the sovereign debt crisis in Europe would ultimately have a negative impact on US-based financial companies. Capital securities were particularly hurt as they are lower in the capital structure and therefore tend to exhibit higher volatility during periods of risk aversion.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its leveraged exposure to corporate credit in order to position itself to benefit from improving corporate fundamentals in an accommodative monetary policy environment. In the latter half of the period, the Fund reduced exposure to riskier credits as these names typically require significant economic growth to realize a boost in valuations. From an industry perspective, the Fund increased exposure to independent energy names. Within the wireless telecommunications services sector, the Fund increased its credit quality profile by selling names in high yield to purchase investment grade credits with better predictability of earnings.

Describe portfolio positioning at period end.

•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward industrials over financials and utilities. Within industrials, the Fund favored media cable and media non-cable names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Credit Allocation Income Trust III

Fund Information

Symbol on NYSE	BPP
Initial Offering Date	February 28, 2003
Yield on Closing Market Price as of October 31, 2011 ($10.53)[1]	7.01%
Current Monthly Distribution per Common Share[2]	$0.0615
Current Annualized Distribution per Common Share[2]	$0.7380
Leverage as of October 31, 2011[3]	29%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	A change in the distribution rate was declared on December 5, 2011. The Monthly Distribution per Common Share increased to $0.0635. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$10.53	$11.23	(6.23)%	$11.31	$ 9.71
Net Asset Value	$12.07	$12.41	(2.74)%	$12.62	$11.35

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	10/31/11	10/31/10
Corporate Bonds	83%	72%
Preferred Securities	15	18
US Treasury Obligations	1	9
Taxable Municipal Bonds	1	1

Credit Quality Allocations4

	10/31/11	10/31/10
AAA/Aaa[5]	1%	9%
AA/Aa	6	8
A	31	26
BBB/Baa	37	40
BB/Ba	15	14
B	8	1
CCC/Caa	1	1
Not Rated	1	1

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury obligations that are deemed AAA by the investment advisor.
ANNUAL REPORT	OCTOBER 31, 2011	9

Fund Summary as of October 31, 2011	BlackRock Credit Allocation Income Trust IV

Fund Overview

BlackRock Credit Allocation Income Trust IV’s (BTZ) (the “Fund”) investment objective is to provide current income, current gains and capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned (0.60)% based on market price and 3.28% based on NAV. For the same period, the closed-end Lipper Corporate Debt Funds (BBB-Rated) category posted an average return of 2.90% based on market price and 4.65% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The primary driver of the Fund’s positive performance was its duration positioning (management of interest rate sensitivity) as interest rates generally moved lower during the period. However, duration in the Fund was partially hedged using interest rate derivative instruments such as futures contracts, options and swaps. These hedges were put into place to limit expected volatility in interest rates and had a net negative contribution to performance.
•	The Fund’s allocation to high yield corporate credit benefited performance despite recent weakness in the sector, as higher carry yields (income generation) and improving fundamentals helped to offset price declines. Within investment grade corporate credit, security selection was focused on increasing the overall quality and liquidity of the Fund’s holdings, which contributed positively to returns.
•	Conversely, sector allocation within investment grade corporate credit had a negative impact on performance. The Fund held capital securities in the financials sector, which mostly underperformed other credit sectors as investors feared the sovereign debt crisis in Europe would ultimately have a negative impact on US-based financial companies. Capital securities were particularly hurt as they are lower in the capital structure and therefore tend to exhibit higher volatility during periods of risk aversion.

Describe recent portfolio activity.

•	During the 12-month period, the Fund increased its leveraged exposure to corporate credit in order to position itself to benefit from improving corporate fundamentals in an accommodative monetary policy environment. In the latter half of the period, the Fund reduced exposure to riskier credits as these names typically require significant economic growth to realize a boost in valuations. From an industry perspective, the Fund increased exposure to independent energy names. Within the wireless telecommunications services sector, the Fund increased its credit quality profile by selling names in high yield to purchase investment grade credits with better predictability of earnings.

Describe portfolio positioning at period end.

•	The Fund maintained diversified exposure across investment grade and high yield corporate credits. Portfolio holdings at period end reflected a bias toward higher-quality issues and a preference for more stable industries and companies that offer good cash flows, earnings and revenue visibility and attractive downside protection. The Fund’s corporate credit holdings reflect a bias toward industrials over financials and utilities. Within industrials, the Fund favored media cable and media non-cable names.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Credit Allocation Income Trust IV

Fund Information

Symbol on NYSE	BTZ
Initial Offering Date	December 27, 2006
Yield on Closing Market Price as of October 31, 2011 ($12.08)[1]	7.60%
Current Monthly Distribution per Common Share[2]	$0.0765
Current Annualized Distribution per Common Share[2]	$0.9180
Leverage as of October 31, 2011[3]	32%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	A change in the distribution rate was declared on December 5, 2011. The Monthly Distribution per Common Share increased to $0.0785. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
[3]	Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$12.08	$13.02	(7.22)%	$13.20	$11.19
Net Asset Value	$13.94	$14.46	(3.60)%	$14.56	$13.10

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition

	10/31/11	10/31/10
Corporate Bonds	80%	64%
Preferred Securities	17	19
US Treasury Obligations	1	15
Taxable Municipal Bonds	1	2
Asset Backed Securities	1	—

Credit Quality Allocations4

	10/31/11	10/31/10
AAA/Aaa[5]	1%	—
AA/Aa	7	11%
A	29	22
BBB/Baa	37	44
BB/Ba	16	19
B	8	2
Not Rated	2	2

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Treasury Obligations that are deemed AAA by the investment advisor.
ANNUAL REPORT	OCTOBER 31, 2011	11

Fund Summary as of October 31, 2011	BlackRock Floating Rate Income Trust

Fund Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Fund”) primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek the preservation of capital. The Fund seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Fund expects that the average effective duration of its portfolio will be no more than 1.5 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12 months ended October 31, 2011, the Fund returned (3.46)% based on market price and 4.03% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 0.51% based on market price and 4.01% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Floating rate loan interests (“bank loans”) performed well over the 12-month period. Although it lagged a number of its fixed income peers, the asset class benefited from a favorable technical backdrop, solid corporate fundamentals and record low default rates. More recently, however, macroeconomic concerns have weighed on the sector, triggering sharp bouts of volatility, some modest spread widening and significant price depreciation from the near-par levels seen in the first quarter of 2011.
•	The Fund’s positive performance was driven primarily by security selection within the higher-quality tiers of the bank loan market. By and large, positive selection reflected the Fund’s higher-quality bias and focus on more “recession-resistant” sectors that are not heavily reliant on a strong consumer, such as chemicals and non-captive diversified industrials.
•	While the Fund invests primarily in bank loans, it also maintains an allocation to emerging market and high yield bonds (approximately 25% of the leveraged portfolio). During the reporting period, the Fund pursued a bias towards high yield corporate bonds at the expense of its emerging market exposure. This positioning benefited performance for the year as high yield has outperformed not only emerging market debt, but bank loans as well.
•	As the fund is mandated to hold a certain percentage of its assets in non-US instruments, our exposure to non-US-dollar denominated loans, particularly those issued in Europe, detracted from performance given a much lower level of liquidity and market transparency. This mainly impaired the portfolio when the global sell-off commenced in August.

Describe recent portfolio activity.

•	During the 12-month period, the Fund maintained its higher-quality bias in terms of loan structure, overall credit quality and liquidity. Prior to the market correction in August, management reduced exposure to some of the Fund’s lower-quality holdings and increased its level of cash as market conditions appeared to be weakening and our outlook grew increasingly uncertain. While transitioning the overall portfolio to a more conservative stance, management continued to seek investment opportunities in the market, albeit cautiously, targeting companies with superior credit fundamentals (i.e., stable income streams, earnings visibility, and attractive downside protection).

Describe portfolio positioning at period end.

•	At period end, the Fund held large exposures to the non-captive diversified industrials, chemicals and wireless sectors, while exposure to healthcare, media non-cable and technology was limited. The Fund held 78% of its total portfolio in bank loans, 18% in corporate bonds and the remainder invested in a mix of asset backed securities, foreign agency obligations and other interests. The Fund ended the period with leverage at 27% of its total managed assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	OCTOBER 31, 2011

BlackRock Floating Rate Income Trust

Fund Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Yield on Closing Market Price as of October 31, 2011 ($13.00)[1]	7.15%
Current Monthly Distribution per Common Share[2]	$0.0775
Current Annualized Distribution per Common Share[2]	$0.9300
Leverage as of October 31, 2011[3]	27%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents the loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	10/31/10	Change	High	Low
Market Price	$13.00	$14.52	(10.47)%	$17.00	$11.71
Net Asset Value	$13.97	$14.48	(3.52)%	$14.83	$13.25

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments excluding common stocks and floating rate loan interests:

Portfolio Composition

	10/31/11	10/31/10
Floating Rate Loan Interests	78%	79%
Corporate Bonds	18	16
Asset Backed Securities	2	—
Foreign Agency Obligations	1	4
Other Interests	1	1

Credit Quality Allocations4

	10/31/11	10/31/10
AA/Aa	9%	—
A	2	4%
BBB/Baa	25	21
BB/Ba	27	23
B	34	29
CCC/Caa	1	1
Not Rated	2	22 [5]

[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of October 31, 2010, the market value of these securities was $606,918, representing 1% of the Fund's long-term investments.
ANNUAL REPORT	OCTOBER 31, 2011	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. The Funds also had auction market preferred shares (“Preferred Shares”) issuances outstanding during the year ended October 31, 2011. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility or by entering into reverse repurchase agreements up to 33 1/3% of their total managed assets. As of October 31, 2011, the Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of Leverage
PSW	33%
PSY	32%
BPP	29%
BTZ	32%
BGT	27%

14	ANNUAL REPORT	OCTOBER 31, 2011

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	15

Schedule of Investments October 31, 2011	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Atrium CDO Corp., Series 5A, Class A4, 0.69%,
7/20/20 (a)(b)	USD	650	$503,750
SLM Student Loan Trust, Series 2004-B, Class A2,
0.55%, 6/15/21 (b)		516	493,571
Total Asset-Backed Securities — 0.9%			997,321

Corporate Bonds
Aerospace & Defense — 1.8%
BE Aerospace, Inc., 8.50%, 7/01/18		560	611,800
Bombardier, Inc., 7.75%, 3/15/20 (a)		720	792,000
Huntington Ingalls Industries, Inc. (a):
6.88%, 3/15/18		150	151,125
7.13%, 3/15/21		140	141,750
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		282	291,870
			1,988,545
Airlines — 1.0%
American Airlines Pass-Through Trust:
Series 2011-1, Class A, 5.25%, 7/31/22		325	295,313
Series 2011-2, Class A, 8.63%, 4/15/23		115	115,000
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		335	344,636
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		294	290,371
			1,045,320
Auto Components — 1.5%
Daimler Finance North America LLC, 2.63%,
9/15/16 (a)(c)		800	795,098
Delphi Corp., 6.13%, 5/15/21 (a)		130	132,600
Icahn Enterprises LP:
7.75%, 1/15/16		200	205,000
8.00%, 1/15/18		500	508,750
			1,641,448
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		460	506,000
Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20		85	90,100
6.75%, 5/01/21		270	280,125
			370,225
Capital Markets — 4.9%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		750	817,321
E*Trade Financial Corp., 12.50%, 11/30/17 (d)		440	507,100
The Goldman Sachs Group, Inc., 6.25%, 2/01/41 (c)		1,050	1,082,767
Macquarie Bank Ltd., 6.63%, 4/07/21 (a)(c)		445	435,838
Morgan Stanley (c):
5.75%, 1/25/21		1,025	1,012,283
5.50%, 7/28/21		390	380,926
UBS AG (c):
2.25%, 1/28/14		375	373,679
5.88%, 7/15/16		650	671,476
			5,281,390
Chemicals — 1.0%
Ashland, Inc., 9.13%, 6/01/17		120	134,100
Celanese US Holdings LLC, 5.88%, 6/15/21		370	393,125

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Lyondell Chemical Co., 11.00%, 5/01/18	USD	290	$322,988
Solutia, Inc., 7.88%, 3/15/20		200	214,000
			1,064,213
Commercial Banks — 5.9%
Amsouth Bank, Series AI, 4.85%, 4/01/13		200	192,500
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		200	212,630
Associated Banc-Corp, 5.13%, 3/28/16		515	531,376
BNP Paribas, 3.60%, 2/23/16 (c)		390	388,907
Branch Banking & Trust Co. (b):
0.66%, 9/13/16		250	231,631
0.60%, 5/23/17		150	136,184
CIT Group, Inc.:
7.00%, 5/01/15		60	60,000
7.00%, 5/02/16 (a)		370	369,075
7.00%, 5/01/17		331	331,000
7.00%, 5/02/17 (a)		90	89,775
City National Corp., 5.25%, 9/15/20 (c)		550	560,704
Discover Bank, 8.70%, 11/18/19		300	339,312
HSBC Holdings Plc, 5.10%, 4/05/21 (c)		1,300	1,400,188
Regions Financial Corp.:
4.88%, 4/26/13		600	585,000
5.75%, 6/15/15		460	442,750
SVB Financial Group, 5.38%, 9/15/20 (c)		550	567,574
			6,438,606
Commercial Services & Supplies — 3.8%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		2,200	2,129,486
6.75%, 4/06/21		550	529,601
Casella Waste Systems, Inc., 7.75%, 2/15/19		169	162,240
Clean Harbors, Inc., 7.63%, 8/15/16		306	323,595
Corrections Corp. of America, 7.75%, 6/01/17		775	838,937
Iron Mountain, Inc., 7.75%, 10/01/19		90	93,375
Mobile Mini, Inc., 7.88%, 12/01/20		65	65,000
			4,142,234
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15		200	177,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20		700	733,250
EH Holding Corp., 6.50%, 6/15/19 (a)		100	102,250
			1,012,500
Consumer Finance — 4.4%
American Express Credit Corp., 2.75%, 9/15/15 (c)		1,400	1,417,451
Capital One Bank USA NA, 8.80%, 7/15/19		775	920,554
Ford Motor Credit Co., LLC, 7.00%, 4/15/15		690	752,100
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		420	449,400
SLM Corp., 6.25%, 1/25/16		1,180	1,180,000
			4,719,505
Containers & Packaging — 1.6%
Ball Corp.:
7.13%, 9/01/16		400	433,000
6.75%, 9/15/20		505	544,137
Bemis Co., Inc., 6.80%, 8/01/19		200	234,419
Crown Americas LLC, 6.25%, 2/01/21 (a)		200	210,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		155	169,337
Rock-Tenn Co., 9.25%, 3/15/16		75	79,688
Sealed Air Corp., 8.38%, 9/15/21 (a)		30	32,475
			1,703,056

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names of many of the securities have been abbreviated according to the following list:	CAD	Canadian Dollar	GBP	British Pound
	CHF	Swiss Franc	LIBOR	London InterBank Offered Rate
	EUR	Euro	RB	Revenue Bonds
	FKA	Formerly Known As	USD	US Dollar

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 10.0%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	225	$219,938
8.30%, 2/12/15		390	409,500
8.00%, 11/01/31		440	438,900
Bank of America Corp. (c):
5.30%, 3/15/17		855	817,627
5.00%, 5/13/21		1,325	1,244,058
Citigroup, Inc.:
6.38%, 8/12/14		300	323,863
4.59%, 12/15/15 (c)		225	235,084
Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 (a)		210	225,225
General Electric Capital Corp., 5.30%, 2/11/21 (c)		1,125	1,197,296
General Motors Financial Co., Inc., 6.75%, 6/01/18 (a)		120	121,098
ING Bank NV, 5.00%, 6/09/21 (a)(c)		550	564,531
Intesa Sanpaolo SpA (c):
2.38%, 12/21/12		800	779,110
6.50%, 2/24/21 (a)		200	184,541
JPMorgan Chase & Co., 3.15%, 7/05/16 (c)		950	951,612
Moody’s Corp., 6.06%, 9/07/17		2,500	2,642,573
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		255	266,475
8.25%, 2/15/21		190	174,325
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		50	53,000
			10,848,756
Diversified Telecommunication Services — 4.4%
AT&T, Inc., 6.30%, 1/15/38 (c)		1,000	1,201,729
France Telecom SA, 4.13%, 9/14/21		150	154,534
Level 3 Financing, Inc.:
8.75%, 2/15/17		165	168,712
8.13%, 7/01/19 (a)		758	750,420
Qwest Corp., 8.38%, 5/01/16		390	445,575
Telecom Italia Capital SA, 6.18%, 6/18/14		225	228,555
Telefonica Emisiones SAU, 5.46%, 2/16/21		310	314,186
Verizon Communications, Inc., 7.35%, 4/01/39 (c)		925	1,276,923
Windstream Corp., 7.88%, 11/01/17		240	259,200
			4,799,834
Electric Utilities — 1.2%
Progress Energy, Inc., 7.00%, 10/30/31 (c)		1,000	1,311,396
Electronic Equipment, Instruments & Components — 0.9%
Jabil Circuit, Inc., 8.25%, 3/15/18		200	232,000
NXP BV, 3.15%, 10/15/13 (b)		700	686,000
			918,000
Energy Equipment & Services — 1.2%
Ensco Plc, 4.70%, 3/15/21 (c)		460	484,010
Frac Tech Services LLC, 7.63%, 11/15/18 (a)		250	261,250
Key Energy Services, Inc., 6.75%, 3/01/21		175	178,938
MEG Energy Corp., 6.50%, 3/15/21 (a)		225	234,562
Oil States International, Inc., 6.50%, 6/01/19		120	125,700
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		45	45,450
			1,329,910
Food & Staples Retailing — 2.9%
CVS Caremark Corp., 6.30%, 6/01/62 (b)		800	777,000
Wal-Mart Stores, Inc., 6.20%, 4/15/38 (c)		1,825	2,379,672
			3,156,672
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17		385	460,191
6.13%, 8/23/18		390	464,103
Smithfield Foods, Inc., 10.00%, 7/15/14		86	99,975
			1,024,269

Corporate Bonds		Par (000)	Value
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)	USD	115	$113,563
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		500	565,000
Teleflex, Inc., 6.88%, 6/01/19		115	119,025
			684,025
Health Care Providers & Services — 3.6%
Aetna, Inc., 6.75%, 12/15/37 (c)		400	508,966
Aviv Healthcare Properties LP, 7.75%, 2/15/19		105	101,325
HCA, Inc.:
8.50%, 4/15/19		55	60,500
6.50%, 2/15/20		560	586,600
7.25%, 9/15/20		195	208,894
7.50%, 2/15/22		470	479,400
INC Research LLC, 11.50%, 7/15/19 (a)		165	148,500
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		120	115,200
Tenet Healthcare Corp.:
10.00%, 5/01/18		350	401,625
8.88%, 7/01/19		250	282,500
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		800	1,054,925
			3,948,435
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)		365	289,263
Independent Power Producers & Energy Traders — 1.3%
AES Corp.:
9.75%, 4/15/16		235	266,725
7.38%, 7/01/21 (a)		75	80,250
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		125	133,125
Calpine Corp., 7.25%, 10/15/17 (a)		100	104,000
Energy Future Intermediate Holding Co., LLC, 10.00%,
12/01/20		410	430,500
NRG Energy, Inc., 7.38%, 1/15/17		400	416,500
			1,431,100
Insurance — 8.3%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	200	247,763
The Allstate Corp., 7.45%, 5/16/19 (c)	USD	900	1,119,175
American International Group, Inc., 6.40%,
12/15/20 (c)		410	429,412
Aon Corp., 5.00%, 9/30/20 (c)		1,600	1,753,397
Dai-ichi Life Insurance Co. Ltd., 7.25%,
12/31/49 (a)(b)(e)		88	89,924
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		700	659,637
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		250	253,962
Genworth Financial, Inc., 7.63%, 9/24/21		225	203,384
Manulife Financial Corp., 4.90%, 9/17/20 (c)		1,000	1,027,102
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		100	86,000
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)(c)		900	1,054,781
Principal Financial Group, Inc., 8.88%, 5/15/19		225	285,076
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		800	951,260
XL Group Ltd., 5.75%, 10/01/21 (c)		810	854,066
			9,014,939
IT Services — 0.7%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)		160	149,600
First Data Corp. (a):
7.38%, 6/15/19		170	168,300
8.25%, 1/15/21		20	19,000
12.63%, 1/15/21		215	203,175
SunGard Data Systems, Inc., 7.38%, 11/15/18		230	235,175
			775,250
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		865	942,850
Life Technologies Corp., 6.00%, 3/01/20 (c)		1,000	1,114,541
			2,057,391

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Machinery — 1.1%
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14	USD	800	$940,430
Navistar International Corp., 8.25%, 11/01/21		218	237,075
			1,177,505
Media — 9.2%
AMC Networks, Inc., 7.75%, 7/15/21 (a)		90	97,650
CCH II LLC, 13.50%, 11/30/16		541	623,502
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15 (a)		165	130,350
Comcast Corp., 6.30%, 11/15/17		800	945,182
Cox Communications, Inc., 8.38%, 3/01/39 (a)		800	1,118,633
CSC Holdings LLC:
8.50%, 4/15/14		160	175,600
8.50%, 6/15/15		400	434,000
8.63%, 2/15/19		275	312,125
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		600	656,813
DISH DBS Corp., 7.00%, 10/01/13		450	475,875
Intelsat Luxembourg SA (d):
11.50%, 2/04/17 (a)		40	40,000
11.50%, 2/04/17		100	100,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		275	314,875
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		230	239,200
News America, Inc., 6.15%, 3/01/37 (c)		950	1,043,310
Time Warner Cable, Inc., 6.75%, 6/15/39		925	1,124,334
Time Warner, Inc., 7.70%, 5/01/32 (c)		950	1,237,053
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		240	255,600
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		600	646,500
			9,970,602
Metals & Mining — 2.6%
Alcoa, Inc., 5.40%, 4/15/21		580	574,699
Barrick Gold Corp., 2.90%, 5/30/16		275	285,522
Barrick North America Finance LLC, 5.70%, 5/30/41		300	348,674
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18		55	52,800
8.25%, 11/01/19		45	45,450
Freeport-McMoRan Corp., 7.13%, 11/01/27		700	813,361
Novelis, Inc., 8.75%, 12/15/20		230	250,700
Teck Resources Ltd., 10.75%, 5/15/19		400	494,000
			2,865,206
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		750	844,566
6.50%, 5/01/18		775	902,905
			1,747,471
Multiline Retail — 0.6%
JC Penney Co., Inc., 5.65%, 6/01/20		700	659,750
Oil, Gas & Consumable Fuels — 12.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		60	59,550
6.25%, 6/01/21		165	162,938
Anadarko Petroleum Corp.:
5.95%, 9/15/16		244	280,409
6.38%, 9/15/17		10	11,767
Arch Coal, Inc. (a):
7.00%, 6/15/19		50	51,750
7.25%, 6/15/21		165	169,950
BP Capital Markets Plc, 3.88%, 3/10/15 (c)		350	374,701
Buckeye Partners LP, 4.88%, 2/01/21		225	236,963
Chesapeake Energy Corp., 6.13%, 2/15/21		770	806,575
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (a)		140	141,400
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		65	66,788
Consol Energy, Inc., 6.38%, 3/01/21 (a)		105	104,475
Copano Energy LLC, 7.13%, 4/01/21		130	132,925

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
DCP Midstream LLC, 4.75%, 9/30/21 (a)	USD	325	$339,213
Denbury Resources, Inc., 6.38%, 8/15/21		135	139,050
El Paso Corp., 7.00%, 6/15/17		335	375,200
El Paso Pipeline Partners Operating Co., LLC,
5.00%, 10/01/21		125	128,184
Enbridge Energy Partners LP, 9.88%, 3/01/19		475	636,165
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		240	242,400
Enterprise Products Operating LLC, 6.65%, 4/15/18 (c)		1,000	1,176,342
Forest Oil Corp., 8.50%, 2/15/14		295	318,600
Hilcorp Energy I LP, 7.75%, 11/01/15 (a)		165	169,274
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		1,000	1,194,906
Linn Energy LLC, 7.75%, 2/01/21		225	240,187
Marathon Petroleum Corp., 3.50%, 3/01/16 (a)(c)		325	333,402
MarkWest Energy Partners LP, 6.25%, 6/15/22 (f)		125	128,125
Newfield Exploration Co., 5.75%, 1/30/22		115	121,900
Oasis Petroleum, Inc.:
7.25%, 2/01/19 (a)		80	84,400
6.50%, 11/01/21 (f)		70	70,350
OGX Petroleo e Gas Participacoes SA, 8.50%,
6/01/18 (a)		280	277,200
ONEOK Partners LP, 8.63%, 3/01/19		800	1,034,405
Petrobras International Finance Co., 3.88%, 1/27/16		875	895,388
Petrohawk Energy Corp.:
10.50%, 8/01/14		145	162,581
6.25%, 6/01/19		165	186,450
Pioneer Natural Resources Co.:
6.65%, 3/15/17		150	162,908
6.88%, 5/01/18		115	124,351
Plains Exploration & Production Co.:
7.75%, 6/15/15		185	191,937
10.00%, 3/01/16		95	105,450
Precision Drilling Corp., 6.50%, 12/15/21 (a)		95	100,225
Premier Oil, 5.00%, 6/09/18		825	858,000
Range Resources Corp., 6.75%, 8/01/20		200	222,000
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		170	164,050
SM Energy Co., 6.63%, 2/15/19 (a)		55	55,550
Western Gas Partners LP, 5.38%, 6/01/21		350	372,204
The Williams Cos., Inc., 8.75%, 3/15/32		275	374,410
			13,584,998
Paper & Forest Products — 2.8%
Boise Paper Holdings LLC, 8.00%, 4/01/20		150	157,875
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		785	870,439
International Paper Co.:
7.50%, 8/15/21		775	941,845
7.30%, 11/15/39		800	932,843
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		80	81,200
Verso Paper Holdings LLC, 11.50%, 7/01/14		85	89,250
			3,073,452
Pharmaceuticals — 9.8%
Bristol-Myers Squibb Co., 5.88%, 11/15/36 (c)		892	1,133,257
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	100	141,137
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38 (c)	USD	1,690	2,284,327
Merck & Co., Inc. (c):
6.50%, 12/01/33		475	649,655
6.55%, 9/15/37		1,504	2,093,809
Pfizer, Inc., 7.20%, 3/15/39 (c)		2,500	3,734,135
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		65	65,000
Watson Pharmaceuticals, Inc., 6.13%, 8/15/19 (c)		490	572,398
			10,673,718
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		800	907,763
Developers Diversified Realty Corp.:
4.75%, 4/15/18		155	145,864
7.88%, 9/01/20		175	189,420
ERP Operating LP, 5.75%, 6/15/17		800	894,065

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
HCP, Inc., 5.38%, 2/01/21	USD	250	$256,759
UDR, Inc., 4.25%, 6/01/18		350	359,902
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		270	264,397
			3,018,170
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)		135	121,500
Shea Homes LP, 8.63%, 5/15/19 (a)		110	99,550
			221,050
Road & Rail — 1.6%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		100	99,750
Florida East Coast Railway Corp., 8.13%, 2/01/17		40	40,000
The Hertz Corp., 6.75%, 4/15/19		207	211,140
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		1,200	1,388,004
			1,738,894
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		190	192,850
KLA-Tencor Corp., 6.90%, 5/01/18		461	524,795
			717,645
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		445	461,688
Best Buy Co., Inc., 5.50%, 3/15/21		150	143,380
Limited Brands, Inc., 7.00%, 5/01/20		230	244,950
QVC, Inc., 7.38%, 10/15/20 (a)		25	27,250
VF Corp., 5.95%, 11/01/17		350	414,480
			1,291,748
Tobacco — 2.0%
Altria Group, Inc.:
9.25%, 8/06/19		115	152,876
10.20%, 2/06/39		937	1,447,508
Lorillard Tobacco Co., 3.50%, 8/04/16		600	602,329
			2,202,713
Wireless Telecommunication Services — 3.6%
America Movil SAB de CV, 2.38%, 9/08/16		585	584,060
American Tower Corp.:
4.50%, 1/15/18		450	462,846
5.90%, 11/01/21		295	326,046
Cricket Communications, Inc., 7.75%, 5/15/16		155	160,812
Crown Castle International Corp., 9.00%, 1/15/15		210	228,900
Crown Castle Towers LLC (a):
5.50%, 1/15/37		275	299,543
6.11%, 1/15/40		300	331,498
Digicel Group Ltd., 8.25%, 9/01/17 (a)		125	127,500
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		50	50,250
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		195	192,562
SBA Tower Trust, 5.10%, 4/15/42 (a)		1,000	1,089,500
Sprint Capital Corp., 6.88%, 11/15/28		110	80,300
			3,933,817
Total Corporate Bonds — 118.4%			128,492,584

Preferred Securities

Capital Trusts
Capital Markets — 4.2%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		500	505,000
State Street Capital Trust III, 5.34% (b)(e)		725	726,232
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		4,740	3,319,991
			4,551,223

Capital Trusts		Par (000)	Value
Commercial Banks — 2.7%
Barclays Bank Plc (a)(b)(e):
5.93%	USD	425	$344,250
7.43% (c)		150	140,250
BNP Paribas, 7.20% (a)(b)(c)(e)		300	247,500
Credit Agricole SA (a)(b)(e):
6.64% (c)		350	236,425
8.38%		350	308,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		530	413,400
M&T Capital Trust II, 8.28%, 6/01/27		910	919,115
National City Preferred Capital Trust I, 12.00% (b)(e)		300	311,298
			2,920,238
Diversified Financial Services — 2.3%
ING Capital Funding Trust III, 3.97% (b)(e)		400	338,890
JPMorgan Chase Capital XXIII, 1.29%, 5/15/77 (b)		3,085	2,129,921
			2,468,811
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (b)		500	482,500
Insurance — 7.4%
Ace Capital Trust II, 9.70%, 4/01/30		500	648,966
The Allstate Corp., 6.50%, 5/15/67 (b)		500	465,625
American International Group, Inc., 8.18%, 5/15/68 (b)		225	217,125
AXA SA, 6.38% (a)(b)(e)		1,000	747,500
Chubb Corp., 6.38%, 3/29/67 (b)(c)		500	502,500
Farmers Exchange Capital, 7.05%, 7/15/28 (a)(c)		500	542,153
Great-West Life & Annuity Insurance Co.,
7.15%, 5/16/46 (a)(b)		500	487,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		500	607,500
Lincoln National Corp., 7.00%, 5/17/66 (b)(c)		500	470,000
MetLife, Inc., 6.40%, 12/15/66		500	491,169
Reinsurance Group of America, 6.75%, 12/15/65 (b)		700	607,480
Swiss Re Capital I LP, 6.85% (a)(b)(e)		450	405,782
ZFS Finance (USA), Trust II, 6.45%, 12/15/65 (a)(b)		1,800	1,728,000
ZFS Finance (USA), Trust IV, 5.88%, 5/09/32 (a)(b)		146	141,620
			8,062,920
Multi-Utilities — 0.9%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		500	504,057
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		500	525,000
			1,029,057
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)		825	853,875
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		500	509,587
			1,363,462
Total Capital Trusts — 19.2%			20,878,211

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		1,000	123,750
Commercial Banks — 1.0%
SG Preferred Capital II, 6.30% (a)(b)		1,000	1,004,687
Diversified Financial Services — 0.3%
Ally Financial, Inc., 7.00% (a)		440	328,144
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		3,000	5,880
Freddie Mac, Series Z, 8.38% (b)(g)		3,000	6,420
			12,300
Wireless Telecommunication Services — 2.9%
Centaur Funding Corp., 9.08% (a)		2,720	3,144,150
Total Preferred Stocks — 4.3%			4,613,031

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)
(Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		16,010	$328,614
Total Trust Preferreds — 0.3%			328,614
Total Preferred Securities — 23.8%			25,819,856

Taxable Municipal Bonds		Par (000)
Metropolitan Transportation Authority, RB,
Build America Bonds, 6.55%, 11/15/31	USD	800	903,248
Total Taxable Municipal Bonds — 0.8%			903,248

US Government Sponsored
Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		390	294,830
Total US Government Sponsored Agency Securities — 0.3%			294,830

US Treasury Obligations
US Treasury Notes, 2.13%, 8/15/21 (c)		780	776,592
Total US Treasury Obligations — 0.7%			776,592
Total Long-Term Investments
(Cost — $151,118,071) — 144.9%			157,284,431

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (i)(j)		1,362,932	1,362,932
Total Short-Term Securities
(Cost — $1,362,932) — 1.3%			1,362,932

Options Purchased		Notional Amount (000)
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 9/16/13, Broker
Credit Suisse International	EUR	1,300	26,527
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 10/21/13,
Broker Deutsche Bank AG		1,300	28,902
Total Options Purchased
(Cost — $66,622) — 0.0%			55,429
Total Investments Before Options Written
(Cost — $152,547,625*) — 146.2%			158,702,792

Options Written
Over-the-Counter Call Swaptions — (0.2)%
Pay a fixed rate of 4.03% and receive a floating rate
based on 3-month LIBOR, Expires 4/16/12,
Broker UBS AG	USD	1,800	(255,028)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 4.03% and pay a floating rate
based on 3-month LIBOR, Expires 4/16/12,
Broker UBS AG	USD	1,800	$(2,881)
Total Options Written
(Premiums Received — $129,600) — (0.2)%			(257,909)
Total Investments, Net of Options Written — 146.0%			158,444,883
Liabilities in Excess of Other Assets — (46.0)%			(49,915,746)
Net Assets — 100.0%			$108,529,137

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$152,469,279
Gross unrealized appreciation	$9,163,076
Gross unrealized depreciation	(2,929,563)
Net unrealized appreciation	$6,233,513

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$128,125	$3,125
JPMorgan Chase Bank NA	$ 70,350	$ 350

(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	5,884,098	(4,521,166)	1,362,932	$824

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Credit Suisse
Securities
(USA) LLC	0.40%	5/18/11	Open	$1,041,022	$1,039,093
UBS Securities LLC	0.38%	5/18/11	Open	1,967,462	1,964,000
UBS Securities LLC	0.38%	5/19/11	Open	873,528	872,000
Credit Suisse
Securities
(USA) LLC	0.40%	5/20/11	Open	1,298,940	1,296,562
UBS Securities LLC	0.35%	6/08/11	Open	2,227,658	2,224,500
UBS Securities LLC	0.38%	6/14/11	Open	1,126,663	1,125,000
Credit Suisse
Securities
(USA) LLC	0.40%	6/15/11	Open	1,016,129	1,014,562
UBS Securities LLC	0.37%	6/27/11	Open	957,919	956,670
Deutsche Bank
Securities, Inc.	0.36%	7/01/11	Open	537,210	536,550
Credit Suisse
Securities
(USA) LLC	0.35%	7/05/11	Open	1,290,116	1,288,624
Credit Suisse
Securities
(USA) LLC	0.35%	7/11/11	Open	862,359	861,412
UBS Securities LLC	0.32%	7/12/11	Open	526,048	525,525
UBS Securities LLC	0.28%	7/16/11	Open	196,165	196,000
Credit Suisse
Securities
(USA) LLC	0.35%	7/18/11	Open	416,066	415,638
Deutsche Bank
Securities, Inc.	0.35%	7/20/11	Open	2,357,006	2,354,625
UBS Securities LLC	0.35%	8/01/11	Open	872,780	872,000
UBS Securities LLC	0.32%	8/02/11	Open	382,509	382,200
BNP Paribas
Securities Corp.	0.03%	8/04/11	Open	285,209	285,188
Credit Suisse
Securities
(USA) LLC	0.40%	8/05/11	Open	597,584	597,000
BNP Paribas
Securities Corp.	0.37%	8/16/11	Open	1,018,656	1,017,850
BNP Paribas
Securities Corp.	0.37%	8/17/11	Open	956,447	955,700
Barclays
Capital, Inc.	0.35%	8/26/11	Open	557,238	556,875
Barclays
Capital, Inc.	0.35%	8/31/11	Open	1,194,470	1,193,750
Credit Suisse
Securities
(USA) LLC	0.35%	9/08/11	Open	1,043,172	1,042,626
Deutsche Bank
Securities, Inc.	0.35%	9/08/11	Open	310,413	310,250
UBS Securities LLC	0.37%	9/08/11	Open	302,418	302,250
Credit Suisse
Securities
(USA) LLC	0.35%	9/09/11	Open	491,253	491,000
Barclays
Capital, Inc.	0.35%	9/14/11	Open	1,626,821	1,626,063
Deutsche Bank
Securities, Inc.	0.35%	9/14/11	Open	418,495	418,300
UBS Securities LLC	0.35%	9/14/11	Open	357,167	357,000
UBS Securities LLC	0.38%	9/14/11	Open	3,690,869	3,689,000

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Barclays
Capital, Inc.	0.40%	9/23/11	Open	$738,320	$738,000
Barclays
Capital, Inc.	0.40%	9/30/11	Open	748,001	747,736
Deutsche Bank
Securities, Inc.	0.40%	10/04/11	Open	591,434	591,250
Deutsche Bank
Securities, Inc.	0.35%	10/14/11	Open	1,233,903	1,233,688
Deutsche Bank
Securities, Inc.	0.38%	10/20/11	Open	208,526	208,500
Barclays
Capital, Inc.	0.40%	10/26/11	Open	4,293,701	4,293,415
BNP Paribas
Securities Corp.	0.40%	10/26/11	Open	9,757,010	9,756,360
Deutsche Bank
Securities, Inc.	0.40%	10/26/11	Open	2,955,546	2,955,350
Credit Suisse
Securities
(USA) LLC	0.35%	10/27/11	Open	1,197,526	1,197,468
BNP Paribas
Securities Corp.	0.08%	10/31/11	Open	778,051	778,051
Total				$53,301,810	$53,267,631

[1]	Certain agreements have no stated maturity and can be terminated by either party at anytime.
•	Financial futures contracts sold as of October 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
95	Euro-Schatz	Eurex	December
			2011	EUR 10,421,025	$(8,689)
1	German Euro	Chicago	December
	Bund	Mercantile	2011	EUR 135,470	(306)
219	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	USD 28,264,688	49,508
13	Ultra US	Chicago Board	December
	Treasury Bond	of Trade	2011	USD 1,980,875	82,070
Total					$122,583

•	Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	342,375	EUR	249,000	Citibank NA	1/25/12	$(1,979)
USD	33,064	EUR	24,000	Deutsche Bank AG	1/25/12	(127)
Total						$(2,106)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

• Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Raytheon Co.	1.00%	Citibank NA	9/20/16	USD 225	$1,272
		Deutsche
Raytheon Co.	1.00%	Bank AG	9/20/16	USD 270	(212)
General		JPMorgan
Dynamics		Chase
Corp.	1.00%	& Co.	9/20/16	USD 625	5,383
Computer		Morgan Stanley
Sciences Corp.	1.00%	& Co., Inc.	9/20/16	USD 275	1,295
General
Dynamics		Morgan Stanley
Corp.	1.00%	& Co., Inc.	9/20/16	USD 400	1,225
		Morgan Stanley
Raytheon Co.	1.00%	& Co., Inc.	9/20/16	USD 150	(187)
		Barclays
Dell, Inc.	1.00%	Bank Plc	12/20/16	USD 630	(4,234)
		Credit Suisse
Computer		Securities
Sciences Corp.	1.00%	(USA) LLC	12/20/16	USD 280	(5,686)
Lockheed		Deutsche
Martin Corp.	1.00%	Bank AG	12/20/16	USD 750	7,956
STMicroelectronics		Deutsche
NV	1.00%	Bank AG	12/20/16	EUR 285	(348)
Southwest		Goldman Sachs
Airlines Co.	1.00%	Capital Markets LP	12/20/16	USD 280	(66)
Southwest		Royal Bank
Airlines Co.	1.00%	of Scotland Plc	12/20/16	USD 280	(1,272)
Total					$5,126

• Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Appreciation (Depreciation)
		Deutsche
Aviva USA Corp.	1.00%	Bank AG	5/25/12	AA-	USD 650	$1,175
Assured
Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA+	USD 40	(223)
Assured
Guaranty Corp.	5.00%	Citibank NA	3/20/15	AA+	USD 185	296
		Deutsche
MetLife, Inc.	1.00%	Bank AG	3/20/18	A+	USD 200	(9,776)
Total						$(8,528)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX
North America		JPMorgan
High Yield Index		Chase
Series 17	5.00%	Bank & Co.	12/20/16	USD 1,050	$(100,610)

• Interest rate swaps outstanding as of October 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.43%(b)	3-month
	LIBOR	Deutsche Bank AG	9/13/13	EUR	10,600	$(8,635)
2.72%(b)	3-month
	LIBOR	Deutsche Bank AG	8/08/21	USD	1,400	52,236
4.35%(a)	3-month
	LIBOR	Deutsche Bank AG	4/15/41	USD	600	(167,211)
3.93%(a)	3-month
	LIBOR	Citibank NA	7/21/41	USD	1,600	(311,632)
3.01%(b)	3-month
	LIBOR	Deutsche Bank AG	9/13/41	USD	200	1,780
2.63%(b)	3-month
	LIBOR	Deutsche Bank AG	9/26/41	USD	400	(27,485)
2.81%(a)	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	10/11/41	USD	400	13,186
3.00%(a)	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	10/18/41	USD	300	(1,882)
Total						$(449,643)

(a)	Fund pays a fixed interest rate and receives floating rate.
(b)	Fund pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$493,571	$503,750	$997,321
Corporate
Bonds	—	127,634,584	858,000	128,492,584
Preferred
Securities	$340,913	25,478,943	—	25,819,856
Taxable
Municipal
Bonds	—	903,248	—	903,248
US Government
Sponsored
Agency
Securities	—	294,830	—	294,830
US Treasury
Obligations	—	776,592	—	776,592
Short-Term
Securities	1,362,932	—	—	1,362,932
Total	$1,703,845	$155,581,768	$1,361,750	$158,647,363

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate
contracts	$131,578	$122,631	—	$254,209
Credit
contracts	—	17,427	$1,175	18,602
Liabilities:
Interest rate
contracts	(8,995)	(774,754)	—	(783,749)
Foreign currency
exchange
contracts	—	(2,106)	—	(2,106)
Credit
contracts	—	(122,614)	—	(122,614)
Total	$122,583	$(759,416)	$1,175	$(635,658)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2010	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	$(52,364)	$33,000	$(19,364)
Purchases	556,114	825,000	1,381,114
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of October 31, 2011	$503,750	$858,000	$1,361,750

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The net change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $(19,364).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2010	—
Accrued discounts/premiums	$1,984
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	1,175
Purchases	—
Issuances[5]	3,440
Sales	—
Settlements[6]	(5,424)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2011	$1,175

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $1,175.
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	23

Schedule of Investments October 31, 2011	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Atrium CDO Corp., Series 5A, Class A4,
0.69%, 7/20/20 (a)(b)	USD	2,650	$2,053,750
SLM Student Loan Trust, Series 2004-B, Class A2,
0.55%, 6/15/21 (b)		2,170	2,077,112
Total Asset-Backed Securities — 0.9%			4,130,862

Corporate Bonds
Aerospace & Defense — 1.9%
BE Aerospace, Inc., 8.50%, 7/01/18		2,500	2,731,250
Bombardier, Inc., 7.75%, 3/15/20 (a)		3,205	3,525,500
Huntington Ingalls Industries, Inc. (a):
6.88%, 3/15/18		610	614,575
7.13%, 3/15/21		600	607,500
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		1,014	1,049,490
			8,528,315
Airlines — 1.0%
American Airlines Pass-Through Trust:
Series 2011-1, Class A, 5.25%, 7/31/22		1,408	1,281,203
Series 2011-2, Class A, 8.63%, 4/15/23		570	570,000
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		1,453	1,493,424
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		1,146	1,131,963
			4,476,590
Auto Components — 1.5%
Daimler Finance North America LLC, 2.63%, 9/15/16 (a)(c)		3,425	3,404,015
Delphi Corp., 6.13%, 5/15/21 (a)		570	581,400
Icahn Enterprises LP:
7.75%, 1/15/16		880	902,000
8.00%, 1/15/18		2,000	2,035,000
			6,922,415
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		1,970	2,167,000
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		375	397,500
6.75%, 5/01/21		1,160	1,203,500
			1,601,000
Capital Markets — 5.5%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		3,250	3,541,723
E*Trade Financial Corp., 12.50%, 11/30/17 (d)		1,865	2,149,412
The Goldman Sachs Group, Inc.:
5.25%, 7/27/21		2,900	2,927,272
6.25%, 2/01/41 (c)		4,450	4,588,871
Macquarie Bank Ltd., 6.63%, 4/07/21 (a)(c)		1,745	1,709,072
Morgan Stanley (c):
5.75%, 1/25/21		3,915	3,866,427
5.50%, 7/28/21		1,910	1,865,560
UBS AG:
2.25%, 1/28/14		1,627	1,621,268
5.88%, 7/15/16 (c)		2,800	2,892,512
			25,162,117
Chemicals — 1.0%
Ashland, Inc., 9.13%, 6/01/17		505	564,338
Celanese US Holdings LLC, 5.88%, 6/15/21		1,545	1,641,562
Lyondell Chemical Co., 11.00%, 5/01/18		1,250	1,392,188
Solutia, Inc., 7.88%, 3/15/20		860	920,200
			4,518,288
Commercial Banks — 4.9%
Amsouth Bank, Series AI, 4.85%, 4/01/13		1,050	1,010,625
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		900	956,833

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
Associated Banc-Corp, 5.13%, 3/28/16	USD	2,200	$2,269,958
BNP Paribas, 3.60%, 2/23/16 (c)		998	995,203
Branch Banking & Trust Co. (b)(c):
0.66%, 9/13/16		1,100	1,019,176
0.60%, 5/23/17		675	612,830
CIT Group, Inc.:
7.00%, 5/01/15		260	260,000
7.00%, 5/02/16 (a)		1,570	1,566,075
7.00%, 5/01/17		1,263	1,263,000
7.00%, 5/02/17 (a)		350	349,125
City National Corp., 5.25%, 9/15/20 (c)		2,350	2,395,733
Discover Bank, 8.70%, 11/18/19		1,200	1,357,248
HSBC Holdings Plc, 5.10%, 4/05/21 (c)		1,625	1,750,235
Regions Financial Corp.:
4.88%, 4/26/13		2,525	2,461,875
5.75%, 6/15/15		1,800	1,732,500
SVB Financial Group, 5.38%, 9/15/20		2,300	2,373,490
			22,373,906
Commercial Services & Supplies — 3.8%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		9,300	9,001,917
6.75%, 4/06/21		2,325	2,238,766
Casella Waste Systems, Inc., 7.75%, 2/15/19		721	692,160
Clean Harbors, Inc., 7.63%, 8/15/16		1,314	1,389,555
Corrections Corp. of America, 7.75%, 6/01/17		3,375	3,653,438
Iron Mountain, Inc., 7.75%, 10/01/19		390	404,625
Mobile Mini, Inc., 7.88%, 12/01/20		275	275,000
			17,655,461
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15		900	796,500
Brocade Communications Systems, Inc., 6.88%, 1/15/20		2,965	3,105,838
EH Holding Corp., 6.50%, 6/15/19 (a)		420	429,450
			4,331,788
Consumer Finance — 4.2%
American Express Credit Corp., 2.75%, 9/15/15 (c)		5,850	5,922,920
Capital One Bank USA NA, 8.80%, 7/15/19		3,325	3,949,475
Ford Motor Credit Co., LLC, 7.00%, 4/15/15		2,580	2,812,200
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		1,815	1,942,050
SLM Corp., 6.25%, 1/25/16		4,870	4,870,000
			19,496,645
Containers & Packaging — 1.4%
Ball Corp.:
7.13%, 9/01/16		1,750	1,894,375
6.75%, 9/15/20		2,210	2,381,275
Crown Americas LLC, 6.25%, 2/01/21 (a)		825	866,250
Graphic Packaging International, Inc., 9.50%, 6/15/17		665	726,512
Rock-Tenn Co., 9.25%, 3/15/16		325	345,313
Sealed Air Corp., 8.38%, 9/15/21 (a)		130	140,725
			6,354,450
Diversified Financial Services — 7.8%
Ally Financial, Inc.:
4.50%, 2/11/14		1,775	1,735,062
8.30%, 2/12/15		1,230	1,291,500
8.00%, 11/01/31		1,620	1,615,950
Bank of America Corp.:
5.30%, 3/15/17 (c)		3,640	3,480,892
5.00%, 5/13/21		50	46,946
Citigroup, Inc.:
6.38%, 8/12/14		1,300	1,403,407
4.59%, 12/15/15 (c)		975	1,018,696
Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 (a)		890	954,525
General Electric Capital Corp., 5.30%, 2/11/21 (c)		4,600	4,895,610
General Motors Financial Co., Inc., 6.75%, 6/01/18 (a)		500	504,576
ING Bank NV, 5.00%, 6/09/21 (a)(c)		2,350	2,412,087

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Intesa Sanpaolo SpA (c):
2.38%, 12/21/12	USD	3,500	$3,408,608
6.50%, 2/24/21 (a)		600	553,624
JPMorgan Chase & Co., 3.15%, 7/05/16 (c)		4,075	4,081,915
Moody’s Corp., 6.06%, 9/07/17		6,000	6,342,174
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		245	249,900
7.88%, 8/15/19		870	909,150
6.88%, 2/15/21		215	217,150
8.25%, 2/15/21		485	444,988
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		205	217,300
			35,784,060
Diversified Telecommunication Services — 5.4%
AT&T, Inc., 6.30%, 1/15/38 (c)		4,000	4,806,916
France Telecom SA, 4.13%, 9/14/21		675	695,404
Level 3 Financing, Inc.:
8.75%, 2/15/17		675	690,188
8.13%, 7/01/19 (a)		2,489	2,464,110
Qwest Corp., 8.38%, 5/01/16		2,795	3,193,287
Telecom Italia Capital SA, 6.18%, 6/18/14		975	990,404
Telefonica Emisiones SAU, 5.46%, 2/16/21		1,360	1,378,365
Verizon Communications, Inc.:
1.95%, 3/28/14 (c)		3,650	3,748,189
7.35%, 4/01/39		4,025	5,556,339
Windstream Corp., 7.88%, 11/01/17		1,150	1,242,000
			24,765,202
Electric Utilities — 1.1%
Progress Energy, Inc., 7.00%, 10/30/31 (c)		4,000	5,245,584
Electronic Equipment, Instruments & Components — 0.8%
Jabil Circuit, Inc., 8.25%, 3/15/18		800	928,000
NXP BV, 3.15%, 10/15/13 (b)		2,950	2,891,000
			3,819,000
Energy Equipment & Services — 1.2%
Ensco Plc, 4.70%, 3/15/21 (c)		1,965	2,067,565
Frac Tech Services LLC, 7.63%, 11/15/18 (a)		1,085	1,133,825
Key Energy Services, Inc., 6.75%, 3/01/21		745	761,763
MEG Energy Corp., 6.50%, 3/15/21 (a)		955	995,587
Oil States International, Inc., 6.50%, 6/01/19		505	528,988
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		190	191,900
			5,679,628
Food & Staples Retailing — 2.4%
CVS Caremark Corp., 6.30%, 6/01/62 (b)		3,650	3,545,062
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35		2,500	2,913,065
6.20%, 4/15/38		3,375	4,400,764
			10,858,891
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17		1,665	1,990,176
6.13%, 8/23/18		1,660	1,975,415
Smithfield Foods, Inc., 10.00%, 7/15/14		374	434,775
			4,400,366
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)		495	488,813
Health Care Equipment & Supplies — 0.7%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		2,250	2,542,500
Teleflex, Inc., 6.88%, 6/01/19		490	507,150
			3,049,650
Health Care Providers & Services — 4.3%
Aetna, Inc., 6.75%, 12/15/37 (c)		1,700	2,163,106
Aviv Healthcare Properties LP, 7.75%, 2/15/19		460	443,900

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc.:
8.50%, 4/15/19	USD	240	$264,000
6.50%, 2/15/20		2,380	2,493,050
7.25%, 9/15/20		3,435	3,679,744
7.50%, 2/15/22		2,020	2,060,400
INC Research LLC, 11.50%, 7/15/19 (a)		695	625,500
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		510	489,600
Tenet Healthcare Corp.:
10.00%, 5/01/18		1,530	1,755,675
8.88%, 7/01/19		1,125	1,271,250
UnitedHealth Group, Inc., 6.88%, 2/15/38		3,400	4,483,430
			19,729,655
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)		1,462	1,158,635
Independent Power Producers & Energy Traders — 1.3%
AES Corp.:
9.75%, 4/15/16		985	1,117,975
7.38%, 7/01/21 (a)		325	347,750
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (a)		535	569,775
Calpine Corp., 7.25%, 10/15/17 (a)		440	457,600
Energy Future Intermediate Holding Co., LLC,
10.00%, 12/01/20		1,745	1,832,250
NRG Energy, Inc., 7.38%, 1/15/17		1,710	1,780,537
			6,105,887
Insurance — 8.3%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	700	867,169
The Allstate Corp., 7.45%, 5/16/19 (c)	USD	5,600	6,963,757
American International Group, Inc.,
6.40%, 12/15/20 (c)		1,690	1,770,017
Aon Corp., 5.00%, 9/30/20 (c)		4,600	5,041,016
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		2,800	2,638,549
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		1,000	1,015,846
Genworth Financial, Inc., 7.63%, 9/24/21		970	876,812
Manulife Financial Corp., 4.90%, 9/17/20 (c)		4,700	4,827,379
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		430	369,800
Muenchener Rueckversicherungs AG,
6.00%, 5/26/41 (b)	EUR	300	399,239
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)	USD	3,800	4,453,520
Principal Financial Group, Inc., 8.88%, 5/15/19		980	1,241,662
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		3,400	4,042,855
XL Group Ltd., 5.75%, 10/01/21 (c)		3,430	3,616,602
			38,124,223
IT Services — 0.7%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)		720	673,200
First Data Corp. (a):
7.38%, 6/15/19		725	717,750
8.25%, 1/15/21		90	85,500
12.63%, 1/15/21		905	855,225
SunGard Data Systems, Inc., 7.38%, 11/15/18		970	991,825
			3,323,500
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		3,825	4,169,250
Life Technologies Corp., 6.00%, 3/01/20 (c)		4,200	4,681,072
			8,850,322
Machinery — 1.1%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)		3,400	3,996,829
Navistar International Corp., 8.25%, 11/01/21		931	1,012,463
			5,009,292

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	25

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media — 9.3%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	USD	395	$428,575
CCH II LLC, 13.50%, 11/30/16		2,317	2,670,342
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15 (a)		700	553,000
Comcast Corp., 6.30%, 11/15/17 (c)		3,400	4,017,022
Cox Communications, Inc., 8.38%, 3/01/39 (a)		3,400	4,754,193
CSC Holdings LLC:
8.50%, 4/15/14		680	746,300
8.50%, 6/15/15		1,500	1,627,500
8.63%, 2/15/19		1,200	1,362,000
DIRECTV Holdings LLC, 5.00%, 3/01/21		2,575	2,818,822
DISH DBS Corp., 7.00%, 10/01/13		1,750	1,850,625
Intelsat Luxembourg SA (d):
11.50%, 2/04/17 (a)		140	140,000
11.50%, 2/04/17		400	400,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		1,175	1,345,375
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		1,040	1,081,600
News America, Inc., 6.15%, 3/01/37 (c)		4,200	4,612,528
Time Warner Cable, Inc., 6.75%, 6/15/39		4,050	4,922,759
Time Warner, Inc., 7.70%, 5/01/32		4,150	5,403,968
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)		1,030	1,096,950
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		2,675	2,882,312
			42,713,871
Metals & Mining — 2.6%
Alcoa, Inc., 5.40%, 4/15/21 (c)		2,455	2,432,561
Barrick Gold Corp., 2.90%, 5/30/16		1,150	1,194,001
Barrick North America Finance LLC, 5.70%, 5/30/41		1,325	1,539,975
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18		235	225,600
8.25%, 11/01/19		190	191,900
Freeport-McMoRan Corp., 7.13%, 11/01/27		2,900	3,369,641
Novelis, Inc., 8.75%, 12/15/20		975	1,062,750
Teck Resources Ltd., 10.75%, 5/15/19 (c)		1,750	2,161,250
			12,177,678
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		3,150	3,547,177
6.50%, 5/01/18		3,350	3,902,881
			7,450,058
Multiline Retail — 1.3%
JC Penney Co., Inc., 5.65%, 6/01/20		6,300	5,937,750
Oil, Gas & Consumable Fuels — 13.0%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		255	253,088
6.25%, 6/01/21		705	696,188
Anadarko Petroleum Corp.:
5.95%, 9/15/16		994	1,142,322
6.38%, 9/15/17		23	27,065
Arch Coal, Inc. (a):
7.00%, 6/15/19		220	227,700
7.25%, 6/15/21		720	741,600
BP Capital Markets Plc (c):
3.88%, 3/10/15		1,500	1,605,862
3.20%, 3/11/16		1,875	1,969,978
Buckeye Partners LP, 4.88%, 2/01/21		1,000	1,053,169
Chesapeake Energy Corp., 6.13%, 2/15/21		3,445	3,608,637
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (a)		595	600,950
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)		270	277,425
Consol Energy, Inc., 6.38%, 3/01/21 (a)		450	447,750
Copano Energy LLC, 7.13%, 4/01/21		560	572,600
DCP Midstream LLC, 4.75%, 9/30/21 (a)		1,200	1,252,478
Denbury Resources, Inc., 6.38%, 8/15/21		575	592,250
El Paso Corp., 7.00%, 6/15/17		1,430	1,601,600

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
El Paso Pipeline Partners Operating Co., LLC,
5.00%, 10/01/21	USD	525	$538,374
Enbridge Energy Partners LP, 9.88%, 3/01/19		2,100	2,812,517
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		1,025	1,035,250
Enterprise Products Operating LLC, 6.65%, 4/15/18		4,200	4,940,636
Forest Oil Corp., 8.50%, 2/15/14		1,240	1,339,200
Hilcorp Energy I LP, 7.75%, 11/01/15 (a)		710	728,389
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20		4,200	5,018,605
Linn Energy LLC, 7.75%, 2/01/21		955	1,019,463
Marathon Petroleum Corp., 3.50%, 3/01/16 (a)		1,375	1,410,545
MarkWest Energy Partners LP, 6.25%, 6/15/22 (e)		530	543,250
Newfield Exploration Co., 5.75%, 1/30/22		495	524,700
Oasis Petroleum, Inc.:
7.25%, 2/01/19 (a)		340	358,700
6.50%, 11/01/21 (e)		305	306,525
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (a)		1,200	1,188,000
ONEOK Partners LP, 8.63%, 3/01/19		3,400	4,396,220
Petrobras International Finance Co., 3.88%, 1/27/16		3,725	3,811,796
Petrohawk Energy Corp.:
10.50%, 8/01/14		615	689,569
6.25%, 6/01/19		715	807,950
Pioneer Natural Resources Co.:
6.65%, 3/15/17		650	705,933
6.88%, 5/01/18		490	529,845
Plains Exploration & Production Co.:
7.75%, 6/15/15		785	814,438
10.00%, 3/01/16		405	449,550
Precision Drilling Corp., 6.50%, 12/15/21 (a)		425	448,375
Premier Oil, 5.00%, 6/09/18		3,400	3,536,000
Range Resources Corp., 6.75%, 8/01/20		855	949,050
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		720	694,800
SM Energy Co., 6.63%, 2/15/19 (a)		220	222,200
Western Gas Partners LP, 5.38%, 6/01/21		1,525	1,621,746
The Williams Cos., Inc., 8.75%, 3/15/32		1,150	1,565,715
			59,678,003
Paper & Forest Products — 2.9%
Boise Paper Holdings LLC, 8.00%, 4/01/20		645	678,862
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		3,400	3,770,053
International Paper Co.:
7.50%, 8/15/21		3,325	4,040,819
7.30%, 11/15/39		3,400	3,964,584
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		330	334,950
Verso Paper Holdings LLC, 11.50%, 7/01/14		355	372,750
			13,162,018
Pharmaceuticals — 7.5%
Bristol-Myers Squibb Co., 5.88%, 11/15/36 (c)		2,214	2,812,814
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (a)	EUR	300	423,412
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38 (c)	USD	7,250	9,799,629
Merck & Co., Inc. (c):
6.50%, 12/01/33		2,070	2,831,129
6.55%, 9/15/37		4,572	6,364,956
Pfizer, Inc., 7.20%, 3/15/39 (c)		6,250	9,335,337
Valeant Pharmaceuticals International, 6.50%, 7/15/16 (a)		250	250,000
Watson Pharmaceuticals, Inc., 6.13%, 8/15/19		2,075	2,423,930
			34,241,207
Real Estate Investment Trusts (REITs) — 2.8%
AvalonBay Communities, Inc., 6.10%, 3/15/20		3,400	3,857,994
Developers Diversified Realty Corp.:
4.75%, 4/15/18		645	606,981
7.88%, 9/01/20		775	838,861
ERP Operating LP, 5.75%, 6/15/17 (c)		3,405	3,805,363
HCP, Inc., 5.38%, 2/01/21		1,025	1,052,710
UDR, Inc., 4.25%, 6/01/18		1,475	1,516,731
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		1,135	1,111,449
			12,790,089

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)	USD	570	$513,000
Shea Homes LP, 8.63%, 5/15/19 (a)		480	434,400
			947,400
Road & Rail — 1.6%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		435	433,912
Florida East Coast Railway Corp., 8.13%, 2/01/17		200	200,000
The Hertz Corp., 6.75%, 4/15/19		933	951,660
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		5,000	5,783,350
			7,368,922
Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		775	786,625
KLA-Tencor Corp., 6.90%, 5/01/18		1,928	2,194,802
			2,981,427
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		1,965	2,038,688
Best Buy Co., Inc., 5.50%, 3/15/21		550	525,727
Limited Brands, Inc., 7.00%, 5/01/20		980	1,043,700
QVC, Inc., 7.38%, 10/15/20 (a)		105	114,450
VF Corp., 5.95%, 11/01/17		1,475	1,746,736
			5,469,301
Tobacco — 2.0%
Altria Group, Inc.:
9.25%, 8/06/19		485	644,737
10.20%, 2/06/39		3,929	6,069,649
Lorillard Tobacco Co., 3.50%, 8/04/16		2,450	2,459,508
			9,173,894
Wireless Telecommunication Services — 3.6%
America Movil SAB de CV, 2.38%, 9/08/16		2,675	2,670,701
American Tower Corp.:
4.50%, 1/15/18		1,925	1,979,951
5.90%, 11/01/21		1,295	1,431,287
Cricket Communications, Inc., 7.75%, 5/15/16		670	695,125
Crown Castle International Corp., 9.00%, 1/15/15		890	970,100
Crown Castle Towers LLC (a):
5.50%, 1/15/37		1,175	1,279,864
6.11%, 1/15/40		1,300	1,436,491
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		190	190,950
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		840	829,500
SBA Tower Trust, 5.10%, 4/15/42 (a)		4,225	4,603,138
Sprint Capital Corp., 6.88%, 11/15/28		470	343,100
			16,430,207
Total Corporate Bonds — 115.5%			530,502,508

Preferred Securities
Capital Trusts
Capital Markets — 4.0%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)		2,500	2,525,000
State Street Capital Trust III, 5.34% (b)(f)		2,920	2,924,964
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		18,235	12,772,159
			18,222,123
Commercial Banks — 5.4%
Barclays Bank Plc, 7.43% (a)(b)(c)(f)		650	607,750
BNP Paribas, 7.20% (a)(b)(c)(f)		1,500	1,237,500
Credit Agricole SA (a)(b)(c)(f):
6.64%		1,475	996,363
8.38%		1,475	1,298,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		2,240	1,747,200

Capital Trusts		Par (000)	Value
Commercial Banks (concluded)
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)(f)	USD	4,835	$6,055,837
M&T Capital Trust II, 8.28%, 6/01/27		3,630	3,666,358
National City Preferred Capital Trust I, 12.00% (b)(f)		1,100	1,141,426
NationsBank Capital Trust III, 0.95%, 1/15/27 (b)		13,470	8,021,708
			24,772,142
Diversified Financial Services — 1.7%
ING Capital Funding Trust III, 3.97% (b)(f)		1,800	1,525,003
JPMorgan Chase Capital XXIII, 1.29%, 5/15/77 (b)(c)		8,775	6,058,365
			7,583,368
Electric Utilities — 0.6%
PPL Capital Funding, 6.70%, 3/30/67 (b)		3,000	2,895,000
Insurance — 8.6%
Ace Capital Trust II, 9.70%, 4/01/30		2,500	3,244,830
The Allstate Corp., 6.50%, 5/15/67 (b)		5,000	4,656,250
American General Capital II, 8.50%, 7/01/30		100	98,000
American International Group, Inc., 8.18%, 5/15/68 (b)		900	868,500
Aon Corp., 8.21%, 1/01/27		2,500	2,911,810
AXA SA, 6.38% (a)(b)(f)		3,000	2,242,500
Bank One Capital III, 8.75%, 9/01/30 (c)		2,000	2,437,998
Chubb Corp., 6.38%, 3/29/67 (b)(c)		2,000	2,010,000
Farmers Exchange Capital, 7.05%, 7/15/28 (a)(c)		2,500	2,710,765
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		2,925	3,553,875
Lincoln National Corp., 7.00%, 5/17/66 (b)(c)		3,350	3,149,000
MetLife, Inc., 6.40%, 12/15/66		3,325	3,266,274
Principal Life Insurance Co., 8.00%, 3/01/44 (a)		2,500	3,136,742
Reinsurance Group of America, 6.75%, 12/15/65 (b)		3,000	2,603,487
Swiss Re Solutions Holding Corp., 7.75%, 6/15/30 (c)		2,000	2,267,248
ZFS Finance (USA), Trust IV, 5.88%, 5/09/32 (a)(b)		379	367,630
			39,524,909
Multi-Utilities — 1.5%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		2,500	2,520,288
Dominion Resources, Inc., 7.50%, 6/30/66 (b)		3,900	4,095,000
			6,615,288
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)		2,000	2,070,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		4,000	4,076,696
			6,146,696
Road & Rail — 0.8%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		3,750	3,810,938
Total Capital Trusts — 23.9%			109,570,464

Preferred Stocks		Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)		4,000	495,000
Commercial Banks — 0.2%
SG Preferred Capital II, 6.30% (a)(b)		1,000	1,004,687
Diversified Financial Services — 0.3%
Ally Financial, Inc., 7.00% (a)		1,880	1,402,069
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(g)		14,000	27,440
Freddie Mac, Series Z, 8.38% (b)(g)		14,000	29,960
			57,400
Wireless Telecommunication Services — 0.6%
Centaur Funding Corp., 9.08% (a)		2,423	2,800,837
Total Preferred Stocks — 1.2%			5,759,993

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	27

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)
(Percentages shown are based on Net Assets)

Trust Preferreds		Shares	Value
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		66,410	$1,363,099
Total Trust Preferreds — 0.3%			1,363,099
Total Preferred Securities — 25.4%			116,693,556

Taxable Municipal Bonds		Par (000)
Metropolitan Transportation Authority, RB, Build
America Bonds, 6.55%, 11/15/31	USD	3,450	3,895,257
Total Taxable Municipal Bonds — 0.8%			3,895,257

US Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(h)		1,670	1,262,477
Total US Government Sponsored Agency Securities — 0.3%			1,262,477

US Treasury Obligations
US Treasury Bonds, 4.75%, 2/15/41 (c)		2,670	3,471,000
US Treasury Notes, 1.00%, 9/30/16 (c)		1,450	1,451,015
Total US Treasury Obligations — 1.1%			4,922,015
Total Long-Term Investments
(Cost — $641,902,640) — 144.0%			661,406,675

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (i)(j)		405,708	405,708
Total Short-Term Securities
(Cost — $405,708) — 0.1%			405,708

Options Purchased		Notional Amount (000)
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 9/16/13, Broker
Credit Suisse International	EUR	5,300	108,147
Pay a fixed rate of 4.50% and receive a floating rate
based on 3-month LIBOR, Expires 10/21/13, Broker
Citibank NA		5,000	111,161
			219,308
Total Options Purchased
(Cost — $264,170) — 0.0%			219,308
Total Investments Before Options Written
(Cost — $642,572,518*) — 144.1%			662,031,691

Options Written		Notional Amount (000)	Value
Over-the-Counter Call Swaptions — (0.2)%
Pay a fixed rate of 4.03% and receive a floating rate
based on 3-month LIBOR, Expires 4/16/12,
Broker UBS AG	USD	7,700	$(1,090,952)
Over-the-Counter Put Swaptions — (0.0)%
Receive a fixed rate of 4.03% and pay a floating rate
based on 3-month LIBOR, Expires 4/16/12, Broker
UBS AG		7,700	(12,325)
Total Options Written
(Premiums Received — $554,400) — (0.2)%			(1,103,277)
Total Investments, Net of Options Written — 143.9%			660,928,414
Liabilities in Excess of Other Assets — (43.9)%			(201,649,692)
Net Assets — 100.0%			$459,278,722

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$642,431,656
Gross unrealized appreciation	$36,903,817
Gross unrealized depreciation	(17,303,782)
Net unrealized appreciation	$19,600,035

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$543,250	$13,250
JPMorgan Chase Bank NA	$306,525	$1,525

(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,483,567	(1,077,859)	405,708	$5,540

(j)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.38%	5/18/11	Open	$12,935,169	$12,912,000
Credit Suisse
Securities
(USA) LLC	0.40%	5/19/11	Open	4,646,054	4,637,500
UBS Securities LLC	0.38%	5/19/11	Open	2,183,820	2,180,000
Credit Suisse
Securities
(USA) LLC	0.40%	5/20/11	Open	3,398,407	3,392,188
Barclays Capital Inc.	0.40%	5/31/11	Open	2,048,499	2,045,000
Credit Suisse
Securities
(USA) LLC	0.35%	6/01/11	Open	6,953,547	6,943,219
UBS Securities LLC	0.35%	6/08/11	Open	4,836,856	4,830,000
UBS Securities LLC	0.38%	6/14/11	Open	6,404,450	6,395,000
UBS Securities LLC	0.38%	6/15/11	Open	9,065,464	9,051,999
BNP Paribas
Securities Corp.	0.35%	6/20/11	Open	1,920,339	1,917,840
UBS Securities LLC	0.37%	6/22/11	Open	3,536,166	3,531,375
UBS Securities LLC	0.37%	6/27/11	Open	1,849,286	1,846,875
Credit Suisse
Securities
(USA) LLC	0.35%	7/05/11	Open	1,612,645	1,610,781
UBS Securities LLC	0.35%	7/11/11	Open	2,408,543	2,405,900
UBS Securities LLC	0.32%	7/12/11	Open	2,247,660	2,245,425
UBS Securities LLC	0.28%	7/13/11	Open	588,508	588,000
Deutsche Bank
Securities, Inc.	0.35%	7/20/11	Open	9,139,106	9,129,875
Deutsche Bank
Securities, Inc.	0.17%	7/29/11	Open	2,971,708	2,970,375
UBS Securities LLC	0.38%	8/01/11	Open	3,711,633	3,706,000
Deutsche Bank
Securities, Inc.	0.35%	8/03/11	Open	3,624,969	3,621,800
BNP Paribas
Securities Corp.	0.09%	8/05/11	Open	1,227,720	1,227,450
BNP Paribas
Securities Corp.	0.35%	8/16/11	Open	1,863,394	1,862,000
BNP Paribas
Securities Corp.	0.39%	8/17/11	Open	1,483,220	1,482,000
Barclays
Capital Inc.	0.35%	8/18/11	Open	3,912,851	3,910,000
Barclays
Capital Inc.	0.35%	8/26/11	Open	2,401,501	2,399,938
Barclays
Capital Inc.	0.35%	8/30/11	Open	4,528,272	4,525,500
Barclays
Capital Inc.	0.35%	8/31/11	Open	4,777,878	4,775,000
Barclays
Capital Inc.	0.35%	9/01/11	Open	17,070,843	17,060,725
BNP Paribas
Securities Corp.	0.35%	9/01/11	Open	36,121,583	36,100,174
Credit Suisse
Securities
(USA) LLC	0.35%	9/09/11	Open	7,104,147	7,100,489
Credit Suisse
Securities
(USA) LLC	0.35%	9/12/11	Open	2,087,825	2,086,750
Deutsche Bank
Securities, Inc.	0.40%	9/12/11	Open	3,980,210	3,978,000
Deutsche Bank
Securities, Inc.	0.35%	9/20/11	Open	1,820,743	1,820,000
Barclays Capital Inc.	0.40%	9/23/11	Open	3,160,932	3,159,563
Barclays Capital Inc.	0.40%	9/30/11	Open	3,171,065	3,169,938

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Deutsche Bank
Securities, Inc.	0.40%	10/04/11	Open	$2,957,170	$2,956,250
Credit Suisse
Securities
(USA) LLC	0.35%	10/06/11	Open	509,566	509,438
Barclays
Capital Inc.	0.35%	10/12/11	Open	1,991,637	1,991,250
Deutsche Bank
Securities, Inc.	0.35%	10/12/11	Open	4,600,894	4,600,000
Deutsche Bank
Securities, Inc.	0.35%	10/14/11	Open	7,464,694	7,463,388
Deutsche Bank
Securities, Inc.	0.38%	10/20/11	Open	1,042,632	1,042,500
Credit Suisse
Securities
(USA) LLC	0.35%	10/27/11	Open	1,618,566	1,618,487
Credit Suisse
Securities
(USA) LLC	0.40%	10/27/11	Open	5,838,587	5,838,262
BNP Paribas
Securities Corp.	0.39%	10/27/11	Open	1,529,858	1,529,774
Credit Suisse
Securities
(USA) LLC	(0.70%)	10/31/11	Open	1,449,972	1,450,000
UBS Securities LLC	0.38%	10/31/11	Open	3,415,366	3,415,185
Total				$213,213,955	$213,033,213

[1]	Certain agreements have no stated maturity and can be terminated by either party at anytime.
•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
404	Euro-Schatz	Eurex	December
			2011	EUR	44,316,780	$(36,951)
1	German Euro	Chicago	December
	Bund	Mercantile	2011	EUR	135,470	(306)
890	10-Year US	Chicago	December
	Treasury Note	Board of Trade	2011	USD	114,865,625	205,436
77	Ultra US	Chicago Board	December
	Treasury Bond	of Trade	2011	USD	11,732,875	341,830
Total						$510,009

• Foreign currency exchange contracts as of October 31, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,477,438	EUR	1,074,500	Citibank NA	1/25/12	$(8,539)
USD	123,988	EUR	90,000	Deutsche Bank AG	1/25/12	(477)

Total						$(9,016)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	29

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

• Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Raytheon Co.	1.00%	Citibank NA	9/20/16	USD 1,100	$6,220
Raytheon Co.	1.00%	Deutsche
		Bank AG	9/20/16	USD 1,150	(902)
General		JPMorgan
Dynamics Corp.	1.00%	Chase
		Bank & Co.	9/20/16	USD 2,475	21,317
Computer		Morgan Stanley
Sciences Corp.	1.00%	& Co., Inc.	9/20/16	USD 1,160	5,463
General		Morgan Stanley
Dynamics Corp.	1.00%	& Co., Inc.	9/20/16	USD 1,725	5,245
Raytheon Co.	1.00%	Morgan Stanley
		& Co., Inc.	9/20/16	USD 650	(812)
Dell, Inc.	1.00%	Barclays
		Bank Plc	12/20/16	USD 2,665	(17,909)
Computer		Credit Suisse
Sciences Corp.	1.00%	Securities
		(USA) LLC	12/20/16	USD 1,185	(24,066)
Lockheed		Deutsche
Martin Corp.	1.00%	Bank AG	12/20/16	USD 3,025	32,089
STMicroelectron-		Deutsche
ics NV	1.00%	Bank AG	12/20/16	EUR 1,215	(1,481)
Southwest		Goldman
Airlines Co.	1.00%	Sachs Capital
		Markets LP	12/20/16	USD 1,185	(279)
Southwest		Royal Bank of
Airlines Co.	1.00%	Scotland Plc	12/20/16	USD 1,185	(5,382)
Total					$19,503

•	Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000) [2]	Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	AA–	USD 2,775	$5,018
Assured
Guaranty
Corp.	5.00%	Citibank NA	12/20/14	AA+	USD 180	(1,004)
Assured
Guaranty
Corp.	5.00%	Citibank NA	3/20/15	AA+	USD 770	1,234
MetLife, Inc.	1.00%	Deutsche
		Bank AG	3/20/18	A+	USD 900	(43,991)
Total						$(38,743)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2011 were as follows:
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones
CDX North
America High		JPMorgan
Yield Index		Chase Bank
Series 17	5.00%	& Co.	12/20/16	USD 4,450	$(426,393)

•	Interest rate swaps outstanding as of October 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.43%(b)	3-month	Deutsche
	LIBOR	Bank AG	9/13/13	EUR	44,900	$(36,575)
2.72%(b)	3-month	Deutsche
	LIBOR	Bank AG	8/08/21	USD	6,500	242,524
4.35%(a)	3-month	Deutsche
	LIBOR	Bank AG	4/15/41	USD	3,000	(836,056)
3.93%(a)	3-month
	LIBOR	Citibank NA	7/21/41	USD	6,400	(1,246,530)
3.01%(b)	3-month	Deutsche
	LIBOR	Bank AG	9/13/41	USD	900	8,010
2.63%(b)	3-month	Deutsche
	LIBOR	Bank AG	9/26/41	USD	1,900	(130,552)
2.81%(a)	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	10/11/41	USD	1,900	62,636
3.00%(a)	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	10/18/41	USD	1,200	(7,526)
Total						$(1,944,069)

(a)	Pays a fixed interest rate and receives floating rate.
(b)	Pays a floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Back
Securities	—	$2,077,112	$2,053,750	$4,130,862
Corporate
Bonds	—	526,966,508	3,536,000	530,502,508
Preferred
Securities	$1,420,499	115,273,057	—	116,693,556
Taxable
Municipal
Bonds	—	3,895,257	—	3,895,257
US Government
Sponsored
Agency
Securities	—	1,262,477	—	1,262,477
US Treasury
Obligations	—	4,922,015	—	4,922,015
Short-Term
Securities	405,708	—	—	405,708
Total	$1,826,207	$654,396,426	$5,589,750	$661,812,383

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate
contracts	$547,266	$532,478	—	$1,079,744
Credit
contracts	—	71,568	$5,018	76,586
Liabilities:
Interest rate
contracts	(37,257)	(3,360,516)	—	(3,397,773)
Foreign
currency
exchange
contracts	—	(9,016)	—	(9,016)
Credit
contracts	—	(522,219)	—	(522,219)
Total	$510,009	$(3,287,705)	$5,018	$(2,772,678)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2010	—	$103,025	$103,025
Accrued discounts/premiums	$20,514	—	20,514
Net realized gain (loss)	—	34	34
Net change in unrealized appreciation/depreciation[2]	(233,998)	141,388	(92,610)
Purchases	2,267,234	3,400,000	5,667,234
Sales	—	(108,447)	(108,447)
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of October 31, 2011	$2,053,750	$3,536,000	$5,589,750

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $(97,998).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2010	—
Accrued discounts/premiums	$8,471
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	5,018
Purchases	—
Issuances[5]	14,687
Sales	—
Settlements[6]	(23,158)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2011	$5,018

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $5,018.
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	31

Schedule of Investments October 31, 2011	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Atrium CDO Corp., Series 5A, Class A4,
0.69%, 7/20/20 (a)(b)	USD	1,300	$1,007,500
Total Asset-Backed Securities — 0.5%			1,007,500

Corporate Bonds
Aerospace & Defense — 1.8%
BE Aerospace, Inc., 8.50%, 7/01/18		1,215	1,327,387
Bombardier, Inc., 7.75%, 3/15/20 (a)		1,405	1,545,500
Huntington Ingalls Industries, Inc. (a):
6.88%, 3/15/18		290	292,175
7.13%, 3/15/21		300	303,750
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17		460	476,100
			3,944,912
Airlines — 1.0%
American Airlines Pass-Through Trust:
Series 2011-1, Class A, 5.25%, 7/31/22		639	581,539
Series 2011-2, Class A, 8.63%, 4/15/23		265	265,000
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17		693	712,248
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24		588	580,742
			2,139,529
Auto Components — 1.5%
Daimler Finance North America LLC,
2.63%, 9/15/16 (a)(c)		1,650	1,639,890
Delphi Corp., 6.13%, 5/15/21 (a)		280	285,600
Icahn Enterprises LP:
7.75%, 1/15/16		420	430,500
8.00%, 1/15/18		1,000	1,017,500
			3,373,490
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17		955	1,050,500
Building Products — 0.3%
Building Materials Corp. of America (a):
7.00%, 2/15/20		180	190,800
6.75%, 5/01/21		570	591,375
			782,175
Capital Markets — 3.9%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)		1,500	1,634,641
E*Trade Financial Corp., 12.50%, 11/30/17 (d)		900	1,037,250
The Goldman Sachs Group, Inc., 6.25%, 2/01/41 (c)		2,150	2,217,095
Macquarie Bank Ltd., 6.63%, 4/07/21 (a)(e)		805	788,426
Morgan Stanley, 5.50%, 7/28/21 (c)(e)		2,400	2,344,159
UBS AG, 2.25%, 1/28/14 (c)		775	772,270
			8,793,841
Chemicals — 1.0%
Ashland, Inc., 9.13%, 6/01/17		245	273,788
Celanese US Holdings LLC, 5.88%, 6/15/21		760	807,500
Lyondell Chemical Co., 11.00%, 5/01/18		595	662,681
Solutia, Inc., 7.88%, 3/15/20		415	444,050
			2,188,019
Commercial Banks — 5.4%
Amsouth Bank, Series AI, 4.85%, 4/01/13		525	505,312
Asciano Finance Ltd., 5.00%, 4/07/18 (a)		425	451,838
Associated Banc-Corp, 5.13%, 3/28/16		1,070	1,104,025
BNP Paribas, 3.60%, 2/23/16 (c)		810	807,730
Branch Banking & Trust Co. (b):
0.66%, 9/13/16		550	509,588
0.60%, 5/23/17		325	295,066

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
CIT Group, Inc.:
7.00%, 5/01/15	USD	120	$120,000
7.00%, 5/02/16 (a)		720	718,200
7.00%, 5/01/17		685	685,000
7.00%, 5/02/17 (a)		100	99,750
Discover Bank, 8.70%, 11/18/19		550	622,072
HSBC Holdings Plc, 5.10%, 4/05/21 (c)		2,700	2,908,084
RESPARCS Funding LP I, 8.00% (f)(g)(h)		4,000	1,120,000
Regions Financial Corp.:
4.88%, 4/26/13		1,225	1,194,375
5.75%, 6/15/15		850	818,125
			11,959,165
Commercial Services & Supplies — 3.8%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)		4,500	4,355,766
6.75%, 4/06/21		1,125	1,083,274
Casella Waste Systems, Inc., 7.75%, 2/15/19		336	322,560
Clean Harbors, Inc., 7.63%, 8/15/16		630	666,225
Corrections Corp. of America, 7.75%, 6/01/17		1,600	1,732,000
Iron Mountain, Inc., 7.75%, 10/01/19		190	197,125
Mobile Mini, Inc., 7.88%, 12/01/20		135	135,000
			8,491,950
Communications Equipment — 0.9%
Avaya, Inc., 9.75%, 11/01/15		400	354,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20		1,450	1,518,875
EH Holding Corp., 6.50%, 6/15/19 (a)		210	214,725
			2,087,600
Consumer Finance — 4.4%
American Express Credit Corp., 2.75%, 9/15/15 (c)		2,900	2,936,148
Capital One Bank USA NA, 8.80%, 7/15/19		1,625	1,930,195
Ford Motor Credit Co., LLC, 7.00%, 4/15/15		1,420	1,547,800
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		870	930,900
SLM Corp., 6.25%, 1/25/16		2,365	2,365,000
			9,710,043
Containers & Packaging — 1.4%
Ball Corp.:
7.13%, 9/01/16		850	920,125
6.75%, 9/15/20		1,070	1,152,925
Crown Americas LLC, 6.25%, 2/01/21 (a)		400	420,000
Graphic Packaging International, Inc., 9.50%, 6/15/17		325	355,062
Rock-Tenn Co., 9.25%, 3/15/16		150	159,375
Sealed Air Corp., 8.38%, 9/15/21 (a)		65	70,363
			3,077,850
Diversified Financial Services — 9.0%
Ally Financial, Inc.:
4.50%, 2/11/14		400	391,000
8.30%, 2/12/15		780	819,000
8.00%, 11/01/31		990	987,525
Bank of America Corp. (c):
5.30%, 3/15/17		2,440	2,333,345
5.00%, 5/13/21		3,625	3,403,556
Citigroup, Inc.:
6.38%, 8/12/14		625	674,715
4.59%, 12/15/15 (c)		475	496,288
8.50%, 5/22/19		550	680,580
Countrywide Financial Corp., 6.25%, 5/15/16		1,569	1,533,040
Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 (a)		430	461,175
General Electric Capital Corp., 5.30%, 2/11/21 (c)		2,225	2,367,985
General Motors Financial Co., Inc., 6.75%, 6/01/18 (a)		250	252,288
ING Bank NV, 5.00%, 6/09/21 (a)(c)		1,150	1,180,383
Intesa Sanpaolo SpA:
2.38%, 12/21/12 (c)(e)		1,700	1,655,610
6.50%, 2/24/21 (a)		300	276,812

See Notes to Financial Statements.

32	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Moody’s Corp., 6.06%, 9/07/17	USD	1,500	$1,585,543
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19		115	117,300
7.88%, 8/15/19		420	438,900
6.88%, 2/15/21		105	106,050
8.25%, 2/15/21		190	174,325
WMG Acquisition Corp., 9.50%, 6/15/16 (a)		100	106,000
			20,041,420
Diversified Telecommunication Services — 5.5%
AT&T, Inc., 6.30%, 1/15/38 (c)		2,000	2,403,458
France Telecom SA, 4.13%, 9/14/21		325	334,824
Level 3 Financing, Inc.:
8.75%, 2/15/17		355	362,988
8.13%, 7/01/19 (a)		1,247	1,234,530
Qwest Corp., 8.38%, 5/01/16		1,360	1,553,800
Telecom Italia Capital SA, 6.18%, 6/18/14		500	507,899
Telefonica Emisiones SAU, 5.46%, 2/16/21		660	668,913
Verizon Communications, Inc. (c):
1.95%, 3/28/14		1,775	1,822,749
7.35%, 4/01/39		1,950	2,691,891
Windstream Corp., 7.88%, 11/01/17		640	691,200
			12,272,252
Electric Utilities — 1.8%
Duke Energy Corp., 3.55%, 9/15/21		825	847,464
Progress Energy, Inc., 7.00%, 10/30/31 (c)		2,000	2,622,792
Southern Co., 1.95%, 9/01/16		475	478,714
			3,948,970
Electronic Equipment, Instruments & Components — 0.8%
Jabil Circuit, Inc., 8.25%, 3/15/18		400	464,000
NXP BV, 3.15%, 10/15/13 (b)		1,450	1,421,000
			1,885,000
Energy Equipment & Services — 1.2%
Ensco Plc, 4.70%, 3/15/21		960	1,010,108
Frac Tech Services LLC, 7.63%, 11/15/18 (a)		525	548,625
Key Energy Services, Inc., 6.75%, 3/01/21		360	368,100
MEG Energy Corp., 6.50%, 3/15/21 (a)		465	484,762
Oil States International, Inc., 6.50%, 6/01/19		245	256,638
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)		90	90,900
			2,759,133
Food & Staples Retailing — 2.3%
CVS Caremark Corp., 6.30%, 6/01/62 (b)		1,650	1,602,562
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35		1,850	2,155,668
6.20%, 4/15/38		1,075	1,401,725
			5,159,955
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17		800	956,241
6.13%, 8/23/18		800	952,007
Smithfield Foods, Inc., 10.00%, 7/15/14		187	217,388
			2,125,636
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)		240	237,000
Health Care Equipment & Supplies — 0.6%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)		1,000	1,130,000
Teleflex, Inc., 6.88%, 6/01/19		240	248,400
			1,378,400

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 4.3%
Aetna, Inc., 6.75%, 12/15/37 (c)	USD	850	$1,081,553
Aviv Healthcare Properties LP, 7.75%, 2/15/19		220	212,300
HCA, Inc.:
8.50%, 4/15/19		105	115,500
6.50%, 2/15/20		1,145	1,199,387
7.25%, 9/15/20		1,645	1,762,206
7.50%, 2/15/22		985	1,004,700
INC Research LLC, 11.50%, 7/15/19 (a)		340	306,000
inVentiv Health, Inc., 10.00%, 8/15/18 (a)		250	240,000
Tenet Healthcare Corp.:
10.00%, 5/01/18		745	854,888
8.88%, 7/01/19		550	621,500
UnitedHealth Group, Inc., 6.88%, 2/15/38 (c)		1,725	2,274,682
			9,672,716
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)		723	572,978
Independent Power Producers & Energy Traders — 1.4%
AES Corp.:
9.75%, 4/15/16		480	544,800
7.38%, 7/01/21 (a)		160	171,200
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		375	399,375
Calpine Corp., 7.25%, 10/15/17 (a)		220	228,800
Energy Future Intermediate Holding Co., LLC,
10.00%, 12/01/20		850	892,500
NRG Energy, Inc., 7.38%, 1/15/17		825	859,031
			3,095,706
Insurance — 5.7%
American International Group, Inc., 6.40%, 12/15/20 (c)		810	848,351
Aon Corp., 5.00%, 9/30/20		1,500	1,643,810
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)		1,500	1,413,509
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)		525	533,319
Genworth Financial, Inc., 7.63%, 9/24/21		480	433,886
Manulife Financial Corp., 4.90%, 9/17/20		1,075	1,104,135
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		210	180,600
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (a)(c)		1,800	2,109,562
Principal Financial Group, Inc., 8.88%, 5/15/19		475	601,826
Prudential Financial, Inc., 6.63%, 12/01/37 (c)		1,725	2,051,154
XL Group Ltd., 5.75%, 10/01/21 (c)		1,740	1,834,661
			12,754,813
IT Services — 0.7%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)		340	317,900
First Data Corp. (a):
7.38%, 6/15/19		355	351,450
8.25%, 1/15/21		45	42,750
12.63%, 1/15/21		440	415,800
SunGard Data Systems, Inc., 7.38%, 11/15/18		470	480,575
			1,608,475
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16		1,830	1,994,700
Life Technologies Corp., 6.00%, 3/01/20		2,000	2,229,082
			4,223,782
Machinery — 1.3%
AGY Holding Corp., 11.00%, 11/15/14		390	287,625
Ingersoll-Rand Global Holding Co. Ltd.,
9.50%, 4/15/14 (c)		1,725	2,027,803
Navistar International Corp., 8.25%, 11/01/21		451	490,463
			2,805,891

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	33

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media — 10.0%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	USD	190	$206,150
CCH II LLC, 13.50%, 11/30/16		1,128	1,300,020
Comcast Corp., 6.30%, 11/15/17 (c)		1,725	2,038,048
Cox Communications, Inc., 8.38%, 3/01/39 (a)		1,725	2,412,054
CSC Holdings LLC:
8.50%, 4/15/14		330	362,175
8.50%, 6/15/15		800	868,000
8.63%, 2/15/19		580	658,300
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)		1,250	1,368,360
DISH DBS Corp., 7.00%, 10/01/13		850	898,875
Intelsat Luxembourg SA (d):
11.50%, 2/04/17 (a)		60	60,000
11.50%, 2/04/17		190	190,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17		575	658,375
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)		500	520,000
News America, Inc., 6.15%, 3/01/37 (c)		2,000	2,196,442
The New York Times Co., 6.63%, 12/15/16		1,725	1,725,000
Time Warner Cable, Inc., 6.75%, 6/15/39		1,950	2,370,217
Time Warner, Inc., 7.70%, 5/01/32		2,000	2,604,322
Unitymedia Hessen GmbH & Co. KG (FKA UPC Germany
GmbH), 8.13%, 12/01/17 (a)		505	537,825
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,300	1,400,750
			22,374,913
Metals & Mining — 2.6%
Alcoa, Inc., 5.40%, 4/15/21		1,190	1,179,124
Barrick Gold Corp., 2.90%, 5/30/16 (c)		550	571,044
Barrick North America Finance LLC, 5.70%, 5/30/41		650	755,459
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18		115	110,400
8.25%, 11/01/19		90	90,900
Freeport-McMoRan Corp., 7.13%, 11/01/27		1,400	1,626,723
Novelis, Inc., 8.75%, 12/15/20		470	512,300
Teck Resources Ltd., 10.75%, 5/15/19 (c)		850	1,049,750
			5,895,700
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17		1,500	1,689,132
6.50%, 5/01/18		1,600	1,864,062
			3,553,194
Multiline Retail — 0.6%
JC Penney Co., Inc., 5.65%, 6/01/20		1,400	1,319,500
Oil, Gas & Consumable Fuels — 12.9%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19		120	119,100
6.25%, 6/01/21		340	335,750
Anadarko Petroleum Corp.:
5.95%, 9/15/16		497	571,161
6.38%, 9/15/17		12	14,121
Arch Coal, Inc. (a):
7.00%, 6/15/19		115	119,025
7.25%, 6/15/21		350	360,500
BP Capital Markets Plc:
3.88%, 3/10/15		700	749,402
3.20%, 3/11/16 (c)		925	971,856
Buckeye Partners LP, 4.88%, 2/01/21		475	500,255
Chesapeake Energy Corp., 6.13%, 2/15/21		1,690	1,770,275
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (a)		285	287,850
Chesapeake Oilfield Operating LLC,
6.63%, 11/15/19 (a)		130	133,575
Consol Energy, Inc., 6.38%, 3/01/21 (a)		220	218,900
Copano Energy LLC, 7.13%, 4/01/21		270	276,075
DCP Midstream LLC, 4.75%, 9/30/21 (a)		625	652,332
Denbury Resources, Inc., 6.38%, 8/15/21		280	288,400
El Paso Corp., 7.00%, 6/15/17		690	772,800

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
El Paso Pipeline Partners Operating Co., LLC,
5.00%, 10/01/21	USD	300	$307,642
Enbridge Energy Partners LP, 9.88%, 3/01/19 (c)		1,000	1,339,294
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19		500	505,000
Enterprise Products Operating LLC, 6.65%, 4/15/18		2,000	2,352,684
Forest Oil Corp., 8.50%, 2/15/14		600	648,000
Hilcorp Energy I LP, 7.75%, 11/01/15 (a)		345	353,936
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20 (c)		2,000	2,389,812
Linn Energy LLC, 7.75%, 2/01/21		465	496,388
Marathon Petroleum Corp., 3.50%, 3/01/16 (a)		650	666,803
MarkWest Energy Partners LP, 6.25%, 6/15/22 (i)		255	261,375
Newfield Exploration Co., 5.75%, 1/30/22		240	254,400
Oasis Petroleum, Inc.:
7.25%, 2/01/19 (a)		165	174,075
6.50%, 11/01/21 (i)		145	145,725
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (a)		575	569,250
ONEOK Partners LP, 8.63%, 3/01/19		1,725	2,230,435
Petrobras International Finance Co., 3.88%, 1/27/16		1,800	1,841,942
Petrohawk Energy Corp.:
10.50%, 8/01/14		300	336,375
6.25%, 6/01/19		345	389,850
Pioneer Natural Resources Co.:
6.65%, 3/15/17		320	347,536
6.88%, 5/01/18		240	259,516
Plains Exploration & Production Co.:
7.75%, 6/15/15		385	399,438
10.00%, 3/01/16		200	222,000
Precision Drilling Corp., 6.50%, 12/15/21 (a)		210	221,550
Premier Oil, 5.00%, 6/09/18		1,625	1,690,000
Range Resources Corp., 6.75%, 8/01/20		415	460,650
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)		350	337,750
SM Energy Co., 6.63%, 2/15/19 (a)		110	111,100
Western Gas Partners LP, 5.38%, 6/01/21		725	770,994
The Williams Cos., Inc., 8.75%, 3/15/32		400	544,596
			28,769,493
Paper & Forest Products — 3.4%
Boise Paper Holdings LLC, 8.00%, 4/01/20		310	326,275
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		1,635	1,812,952
International Paper Co.:
7.50%, 8/15/21		1,625	1,974,836
8.70%, 6/15/38		900	1,183,981
7.30%, 11/15/39		1,725	2,011,443
Longview Fibre Paper & Packaging, Inc.,
8.00%, 6/01/16 (a)		160	162,400
Verso Paper Holdings LLC, 11.50%, 7/01/14		170	178,500
			7,650,387
Pharmaceuticals — 6.7%
Bristol-Myers Squibb Co., 5.88%, 11/15/36 (c)		883	1,121,822
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38 (c)		3,460	4,676,789
Merck & Co., Inc. (c):
6.50%, 12/01/33		990	1,354,018
6.55%, 9/15/37		1,979	2,755,085
Pfizer, Inc., 7.20%, 3/15/39 (c)		2,500	3,734,135
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)		125	125,000
Watson Pharmaceuticals, Inc., 6.13%, 8/15/19		1,021	1,192,690
			14,959,539
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16		100	104,250
Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)		1,725	1,957,364
Developers Diversified Realty Corp.:
4.75%, 4/15/18		315	296,433
7.88%, 9/01/20		375	405,901

See Notes to Financial Statements.

34	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
ERP Operating LP, 5.75%, 6/15/17	USD	1,715	$1,916,651
HCP, Inc., 5.38%, 2/01/21		500	513,517
UDR, Inc., 4.25%, 6/01/18		725	745,512
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		550	538,587
			6,373,965
Real Estate Management & Development — 0.1%
Shea Homes LP, 8.63%, 5/15/19 (a)		230	208,150
Road & Rail — 1.7%
Avis Budget Car Rental LLC, 8.25%, 1/15/19		209	208,478
Florida East Coast Railway Corp., 8.13%, 2/01/17		80	80,000
The Hertz Corp., 6.75%, 4/15/19		518	528,360
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)		2,500	2,891,675
			3,708,513
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc., 7.75%, 8/01/20		400	406,000
KLA-Tencor Corp., 6.90%, 5/01/18		918	1,045,036
			1,451,036
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18		940	975,250
Best Buy Co., Inc., 5.50%, 3/15/21		275	262,864
Limited Brands, Inc., 7.00%, 5/01/20		470	500,550
QVC, Inc., 7.38%, 10/15/20 (a)		50	54,500
VF Corp., 5.95%, 11/01/17		725	858,565
			2,651,729
Tobacco — 2.6%
Altria Group, Inc.:
9.25%, 8/06/19		240	319,045
10.20%, 2/06/39 (c)		1,919	2,964,534
Lorillard Tobacco Co., 3.50%, 8/04/16		1,175	1,179,560
Philip Morris International, Inc., 2.50%, 5/16/16 (c)		1,225	1,273,596
			5,736,735
Wireless Telecommunication Services — 4.4%
America Movil SAB de CV, 2.38%, 9/08/16 (c)		1,780	1,777,140
American Tower Corp.:
4.50%, 1/15/18		925	951,405
5.05%, 9/01/20		500	528,216
Cricket Communications, Inc., 7.75%, 5/15/16		325	337,188
Crown Castle International Corp., 9.00%, 1/15/15		430	468,700
Crown Castle Towers LLC (a):
5.50%, 1/15/37		575	626,316
4.17%, 8/15/37		1,000	1,018,865
6.11%, 1/15/40		625	690,621
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		150	150,750
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		395	390,062
SBA Tower Trust, 5.10%, 4/15/42 (a)		2,500	2,723,750
Sprint Capital Corp., 6.88%, 11/15/28		230	167,900
			9,830,913
Total Corporate Bonds — 115.2%			256,729,218

Preferred Securities

Capital Trusts
Capital Markets — 3.7%
State Street Capital Trust III, 5.34% (b)(g)		1,385	1,387,355
State Street Capital Trust IV, 1.35%, 6/01/37 (b)		9,675	6,776,563
			8,163,918

Capital Trusts		Par (000)	Value
Commercial Banks — 3.3%
Barclays Bank Plc (a)(b)(g):
5.93%	USD	1,700	$1,377,000
7.43%		325	303,875
BNP Paribas, 7.20% (a)(b)(g)		700	577,500
Credit Agricole SA (a)(b)(c)(g):
6.64%		725	489,738
8.38%		725	638,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)		1,095	854,100
FCB/NC Capital Trust I, 8.05%, 3/01/28		1,100	1,121,794
NBP Capital Trust III, 7.38% (g)		2,000	1,300,000
National City Preferred Capital Trust I, 12.00% (b)(g)		600	622,596
			7,284,603
Consumer Finance — 0.3%
Capital One Financial Corp. Capital V, 10.25%, 8/15/39		750	776,250
Diversified Financial Services — 4.4%
ING Capital Funding Trust III, 3.97% (b)(g)		850	720,140
JPMorgan Chase Capital XXI, Series U,
1.21%, 2/02/37 (b)		7,125	4,937,946
JPMorgan Chase Capital XXIII, 1.29%, 5/15/77 (b)		6,190	4,273,650
			9,931,736
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (b)		900	868,500
Insurance — 6.5%
The Allstate Corp., 6.50%, 5/15/67 (b)		900	838,125
American General Capital II, 8.50%, 7/01/30		100	98,000
American International Group, Inc., 8.18%, 5/15/68 (b)		400	386,000
AXA SA, 6.38% (a)(b)(g)		900	672,750
Chubb Corp., 6.38%, 3/29/67 (b)		900	904,500
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)		900	1,093,500
Lincoln National Corp., 7.00%, 5/17/66 (b)		900	846,000
MetLife, Inc., 6.40%, 12/15/66		900	884,104
Prudential Plc, 6.50% (g)		6,000	5,475,000
Reinsurance Group of America, 6.75%, 12/15/65 (b)		1,300	1,128,178
Swiss Re Capital I LP, 6.85% (a)(b)(g)		1,000	901,738
ZFS Finance (USA), Trust II, 6.45%, 12/15/65 (a)(b)		1,150	1,104,000
ZFS Finance (USA), Trust IV, 5.88%, 5/09/32 (a)(b)		190	184,300
			14,516,195
Oil, Gas & Consumable Fuels — 0.4%
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		900	917,257
Total Capital Trusts — 19.0%			42,458,459

Preferred Stocks		Shares
Commercial Banks — 0.5%
SG Preferred Capital II, 6.30% (a)(b)		1,000	1,004,687
Diversified Financial Services — 0.3%
Ally Financial, Inc., 7.00% (a)		1,020	760,697
Total Preferred Stocks — 0.8%			1,765,384

Trust Preferreds
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		30,290	621,718
Total Trust Preferreds — 0.3%			621,718

Total Preferred Securities — 20.1%			44,845,561

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	35

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
Metropolitan Transportation Authority, RB, Build
America Bonds, 6.55%, 11/15/31	USD	1,675	$1,891,175
Total Taxable Municipal Bonds — 0.8%			1,891,175

US Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(j)		805	608,559
Total US Government Sponsored Agency Securities — 0.3%			608,559

U.S. Treasury Obligations
US Treasury Bonds, 4.75%, 2/15/41 (c)		1,295	1,683,500
US Treasury Notes, 2.13%, 8/15/21 (c)		1,902	1,893,688
Total U.S. Treasury Obligations — 1.6%			3,577,188

Warrants (k)		Shares
Media — 0.0%
Cumulus Media, Inc. (Expires 3/26/19)		5,183	14,822
Total Warrants — 0.0%			14,822
Total Long-Term Investments
(Cost — $303,928,660) — 138.5%			308,674,023

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.14% (l)(m)		2,459,914	2,459,914
Total Short-Term Securities
(Cost — $2,459,914) — 1.1%			2,459,914
Total Investments Before Options Written
(Cost — $306,388,574*) — 139.6%			311,133,937

Options Written		Notional Amount (000)
Over-the-Counter Call Swaptions — (0.7)%
Pay a fixed rate of 4.03% and receive a floating rate
based on 3-month LIBOR, Expires 4/16/12,
Broker UBS AG	USD	3,700	(524,223)
Pay a fixed rate of 4.75% and receive a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA		5,000	(788,225)
			(1,312,448)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions — 0.0%
Receive a fixed rate of 4.03% and pay a floating rate
based on 3-month LIBOR, Expires 4/16/12,
Broker UBS AG	USD	3,700	$(5,922)
Receive a fixed rate of 4.75% and pay a floating rate
based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA		5,000	(90,778)
			(96,700)
Total Options Written
(Premiums Received — $851,400) — (0.7)%			(1,409,148)
Total Investments, Net of Options Written — 138.9%			309,724,789
Liabilities in Excess of Other Assets — (38.9)%			(86,786,122)
Net Assets — 100.0%			$222,938,667

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$306,130,368
Gross unrealized appreciation	$16,739,176
Gross unrealized depreciation	(11,735,607)
Net unrealized appreciation	$5,003,569

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$261,375	$6,375
JPMorgan Chase Bank NA	$145,725	$ 725

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	34,466,527	(32,006,613)	2,459,914	$7,711

(m)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

36	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Credit Suisse
Securities
(USA) LLC	0.40%	6/07/11	Open	$2,652,545	$2,648,220
UBS Securities LLC	0.35%	6/09/11	Open	4,472,545	4,466,250
UBS Securities LLC	0.38%	6/10/11	Open	3,459,175	3,453,925
BNP Paribas
Securities Corp.	0.35%	6/15/11	Open	2,109,847	2,107,000
UBS Securities LLC	0.38%	6/15/11	Open	1,766,400	1,763,812
UBS Securities LLC	0.37%	6/27/11	Open	558,979	558,250
BNP Paribas
Securities Corp.	0.35%	6/28/11	Open	923,355	922,225
Credit Suisse
Securities
(USA) LLC	0.35%	7/05/11	Open	2,679,471	2,676,375
UBS Securities LLC	0.31%	7/07/11	Open	481,423	480,937
BNP Paribas
Securities Corp.	0.35%	7/11/11	Open	849,002	848,070
UBS Securities LLC	0.30%	7/11/11	Open	2,454,509	2,452,200
Deutsche Bank
Securities, Inc.	0.35%	7/20/11	Open	6,706,674	6,699,900
Deutsche Bank
Securities, Inc.	0.17%	7/29/11	Open	1,441,334	1,440,688
UBS Securities LLC	0.35%	8/01/11	Open	1,881,932	1,880,250
BNP Paribas
Securities Corp.	0.03%	8/04/11	Open	588,700	588,656
Credit Suisse
Securities
(USA) LLC	0.40%	8/05/11	Open	1,244,966	1,243,750
UBS Securities LLC	0.39%	8/05/11	Open	1,046,497	1,045,500
Credit Suisse
Securities
(USA) LLC	0.35%	8/10/11	Open	2,153,674	2,151,938
BNP Paribas
Securities Corp.	0.35%	8/15/11	Open	1,191,603	1,190,700
UBS Securities LLC	0.35%	8/16/11	Open	1,152,012	1,151,150
BNP Paribas
Securities Corp.	0.37%	8/17/11	Open	2,013,572	2,012,000
Barclays
Capital Inc.	0.35%	8/18/11	Open	1,985,196	1,983,750
UBS Securities LLC	0.35%	8/18/11	Open	1,215,474	1,214,588
Barclays
Capital Inc.	0.35%	8/25/11	Open	2,231,474	2,230,000
Barclays
Capital Inc.	0.35%	8/31/11	Open	2,388,939	2,387,500
Credit Suisse
Securities
(USA) LLC	0.35%	9/08/11	Open	1,783,295	1,782,359
Deutsche Bank
Securities, Inc.	0.38%	9/08/11	Open	1,301,491	1,300,750
UBS Securities LLC	0.37%	9/08/11	Open	1,744,906	1,743,938
UBS Securities LLC	0.40%	9/08/11	Open	1,678,657	1,677,650
UBS Securities LLC	0.38%	9/09/11	Open	4,658,730	4,656,125
UBS Securities LLC	0.40%	9/09/11	Open	1,587,184	1,586,250
Credit Suisse
Securities
(USA) LLC	0.35%	9/12/11	Open	1,043,882	1,043,375
Deutsche Bank
Securities, Inc.	0.40%	9/12/11	Open	2,019,371	2,018,250
Barclays
Capital Inc.	0.35%	9/14/11	Open	972,860	972,406
Credit Suisse
Securities
(USA) LLC	0.40%	9/14/11	Open	4,737,775	4,735,250

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
UBS Securities LLC	0.38%	9/14/11	Open	$7,123,607	$7,120,000
Deutsche Bank
Securities, Inc.	0.40%	9/19/11	Open	1,310,626	1,310,000
Deutsche Bank
Securities, Inc.	0.35%	9/20/11	Open	273,111	273,000
Barclays
Capital Inc.	0.40%	9/23/11	Open	1,552,798	1,552,125
Barclays
Capital Inc.	0.40%	9/30/11	Open	2,143,575	2,142,813
Credit Suisse
Securities
(USA) LLC	0.35%	10/28/11	Open	3,276,221	3,276,093
BNP Paribas
Securities Corp.	0.08%	10/31/11	Open	1,897,248	1,897,245
Credit Suisse
Securities
(USA) LLC	0.35%	10/31/11	Open	1,427,790	1,427,790
UBS Securities LLC	0.38%	10/31/11	Open	2,858,220	2,858,220
Total				$93,040,645	$92,971,273

[1]	Certain agreements have no stated maturity and can be terminated by either party at anytime.
•	Financial futures contracts purchased as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
3	2-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	USD	660,844	$416

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
371	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	USD	47,882,188	$44,207
1	30-Year US	Chicago Board	December
	Treasury Bond	of Trade	2011	USD	139,031	(3,518)
6	Ultra US	Chicago Board	December
	Treasury Bond	of Trade	2011	USD	914,250	28,865
Total						$69,554

•	Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Raytheon Co.	1.00%	Citibank NA	9/20/16	USD	525	$2,969
Raytheon Co.	1.00%	Deutsche Bank AG	9/20/16	USD	560	(439)
General
Dynamics		JPMorgan
Corp.	1.00%	Chase Bank & Co.	9/20/16	USD	1,225	10,551
Computer
Sciences		Morgan Stanley
Corp.	1.00%	& Co., Inc.	9/20/16	USD	565	2,661
General
Dynamics		Morgan Stanley
Corp.	1.00%	& Co., Inc.	9/20/16	USD	850	2,607
Raytheon Co.	1.00%	Morgan Stanley
		& Co., Inc.	9/20/16	USD	325	(406)
Dell, Inc.	1.00%	Barclays Bank Plc	12/20/16	USD	1,290	(8,669)

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	37

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust III (BPP)

• Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2011 were as follows (concluded):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
The New York
Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	1,725	$11,747
Computer		Credit Suisse
Sciences		Securities
Corp.	1.00%	(USA) LLC	12/20/16	USD	570	(11,576)
Lockheed
Martin		Deutsche
Corp.	1.00%	Bank AG	12/20/16	USD	1,500	15,912
Southwest		Goldman Sachs
Airlines Co.	1.00%	Capital Markets LP	12/20/16	USD	570	(134)
Southwest		Royal Bank of
Airlines Co.	1.00%	Scotland Plc	12/20/16	USD	570	(2,589)
Total						$22,634

•	Credit default swaps on single-name issuer — sold protection outstanding as of October 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Issuer Credit Rating[1]	Notional Amount (000) [2]		Unrealized Appreciation (Depreciation)
Aviva USA		Deutsche
Corp.	1.00%	Bank AG	5/25/12	AA-	USD	1,300	$2,351
Assured
Guaranty
Corp.	5.00%	Citibank NA	12/20/14	AA+	USD	85	(474)
Assured
Guaranty
Corp.	5.00%	Citibank NA	3/20/15	AA+	USD	365	585
MetLife, Inc.	1.00%	Deutsche
		Bank AG	3/20/18	A+	USD	425	(20,773)
Total							$(18,311)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones
CDX North
America High		JPMorgan
Yield Index		Chase Bank
Series	17 5.00%	& Co.	12/20/16	USD 2,150	$(206,010)

•	Interest rate swaps outstanding as of October 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.63(a)	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	10/21/13	USD	30,600	$40,700
0.64(a)	3-month	Deutsche
	LIBOR	Bank AG	10/21/13	USD	30,600	48,184
0.60(b)	3-month	Deutsche
	LIBOR	Bank AG	11/01/13	USD	61,000	(43,162)
2.32(a)	3-month
	LIBOR	Citibank NA	3/28/16	USD	2,000	104,016
1.49(b)	3-month	Deutsche
	LIBOR	Bank AG	10/14/16	USD	1,800	(17,574)
2.72(a)	3-month	Deutsche
	LIBOR	Bank AG	8/08/21	USD	5,500	205,212
2.39(a)	3-month	Deutsche
	LIBOR	Bank AG	10/14/21	USD	1,000	5,915
4.38(b)	3-month	Goldman Sachs
	LIBOR	International	4/14/41	USD	200	(56,675)
4.35(b)	3-month	Deutsche
	LIBOR	Bank AG	4/15/41	USD	1,500	(418,028)
3.93(b)	3-month
	LIBOR	Citibank NA	7/21/41	USD	2,600	(506,403)
2.63(a)	3-month	Deutsche
	LIBOR	Bank AG	9/26/41	USD	900	(61,840)
2.81(b)	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	10/11/41	USD	900	29,670
3.00(b)	3-month	Credit Suisse
	LIBOR	Securities
		(USA) LLC	10/18/41	USD	600	(3,763)
Total						$(673,748)

(a)	Fund pays a floating interest rate and receives fixed rate.
(b)	Fund pays a fixed interest rate and receives floating rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

38	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust III (BPP)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Back
Securities	—	—	$1,007,500	$1,007,500
Corporate
Bonds	—	$255,039,218	1,690,000	256,729,218
Preferred
Securities	$621,718	44,223,843	—	44,845,561
Taxable
Municipal
Bonds	—	1,891,175	—	1,891,175
US Government
Sponsored
Agency
Securities	—	608,559	—	608,559
US Treasury
Obligations	—	3,577,188	—	3,577,188
Warrants	—	14,822	—	14,822
Short-Term
Securities	2,459,914	—	—	2,459,914
Total	$3,081,632	$305,354,805	$2,697,500	$311,133,937

Valuation Inputs	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Interest rate
contracts	$73,488	$433,697	—	$507,185
Credit
contracts	—	47,032	$2,351	49,383
Liabilities:
Interest rate
contracts	(3,518)	(2,516,593)	—-	(2,520,111)
Credit
contracts	—	(251,070)	—	(251,070)
Total	$69,970	$(2,286,934)	$2,351	$(2,214,613)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Preferred Securities	Total
Assets:
Balance, as of October 31, 2010	—	$54,708	$180	$270,532	$325,420
Accrued discounts/premiums	$10,064	—	720	—	10,784
Net realized gain (loss)	—	(1,062,064)	3,233	452,316	(606,515)
Net change in unrealized appreciation/depreciation[2]	(114,792)	1,129,549	69,964	(97,813)	986,908
Purchases	1,112,228	—	1,625,000	—	2,737,228
Sales	—	(122,193)	(9,097)	(625,035)	(756,325)
Transfers in3	—	—	—	—	—
Transfers out[3]	—	—	—	—	—
Balance, as of October 31, 2011	$1,007,500	—	$1,690,000	—	$2,697,500

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $(49,792).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2010	—
Accrued discounts/premiums	$3,968
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	2,351
Purchases	—
Issuances[5]	6,880
Sales	—
Settlements[6]	(10,848)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2011	$2,351

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $2,351.
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	39

Schedule of Investments October 31, 2011	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Atrium CDO Corp., Series 5A, Class A4, 0.69%,
7/20/20 (a)(b)	$4,400	$3,410,000
SLM Student Loan Trust, Series 2004-B, Class A2,
0.55%, 6/15/21 (b)	3,995	3,825,176
Total Asset-Backed Securities — 1.0%		7,235,176

Corporate Bonds
Aerospace & Defense — 1.7%
BE Aerospace, Inc., 8.50%, 7/01/18	3,575	3,905,687
Bombardier, Inc., 7.75%, 3/15/20 (a)	4,500	4,950,000
Huntington Ingalls Industries, Inc. (a):
6.88%, 3/15/18	990	997,425
7.13%, 3/15/21	960	972,000
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17	1,662	1,720,170
		12,545,282
Airlines — 1.0%
American Airlines Pass-Through Trust:
Series 2011-1, Class A, 5.25%, 7/31/22	2,421	2,203,488
Series 2011-2, Class A, 8.63%, 4/15/23	940	940,000
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17	1,990	2,044,841
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24	2,205	2,177,782
		7,366,111
Auto Components — 1.5%
Daimler Finance North America LLC, 2.63%,
9/15/16 (a)(c)	5,675	5,640,229
Delphi Corp., 6.13%, 5/15/21 (a)	950	969,000
Icahn Enterprises LP:
7.75%, 1/15/16	1,700	1,742,500
8.00%, 1/15/18	2,500	2,543,750
		10,895,479
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	3,230	3,553,000
Building Products — 0.4%
Building Materials Corp. of America (a):
7.00%, 2/15/20	790	837,400
6.75%, 5/01/21	1,930	2,002,375
		2,839,775
Capital Markets — 5.4%
Ameriprise Financial, Inc., 5.30%, 3/15/20 (c)	4,500	4,903,925
E*Trade Financial Corp., 12.50%, 11/30/17 (d)	2,565	2,956,163
The Goldman Sachs Group, Inc. (c):
7.50%, 2/15/19	6,850	7,738,972
6.25%, 2/01/41	7,350	7,579,371
Macquarie Bank Ltd., 6.63%, 4/07/21 (a)(c)	3,415	3,344,689
Morgan Stanley, 5.50%, 7/28/21 (c)	8,210	8,018,978
UBS AG (c):
2.25%, 1/28/14	2,678	2,668,565
5.88%, 7/15/16	1,575	1,627,038
		38,837,701
Chemicals — 1.0%
Ashland, Inc., 9.13%, 6/01/17	840	938,700
Celanese US Holdings LLC, 5.88%, 6/15/21	2,560	2,720,000
Lyondell Chemical Co., 11.00%, 5/01/18	2,080	2,316,600
Solutia, Inc., 7.88%, 3/15/20	1,425	1,524,750
		7,500,050
Commercial Banks — 4.3%
Amsouth Bank, Series AI, 4.85%, 4/01/13	1,800	1,732,500
Asciano Finance Ltd., 5.00%, 4/07/18 (a)	1,475	1,568,143
Associated Banc-Corp, 5.13%, 3/28/16	3,645	3,760,907

Corporate Bonds	Par (000)	Value
Commercial Banks (concluded)
BNP Paribas, 3.60%, 2/23/16 (c)	$2,790	$2,782,180
Branch Banking & Trust Co. (b)(c):
0.66%, 9/13/16	1,850	1,714,069
0.60%, 5/23/17	1,100	998,686
CIT Group, Inc.:
7.00%, 5/01/15	420	420,000
7.00%, 5/02/16 (a)	2,590	2,583,525
7.00%, 5/01/17	1,898	1,898,000
7.00%, 5/02/17 (a)	650	648,375
Discover Bank, 8.70%, 11/18/19	1,950	2,205,528
HSBC Holdings Plc, 5.10%, 4/05/21 (c)	3,500	3,769,738
Regions Financial Corp.:
4.88%, 4/26/13	4,150	4,046,250
5.75%, 6/15/15	3,000	2,887,500
		31,015,401
Commercial Services & Supplies — 3.9%
Aviation Capital Group Corp. (a):
7.13%, 10/15/20 (c)	15,000	14,519,221
6.75%, 4/06/21	3,850	3,707,204
Casella Waste Systems, Inc., 7.75%, 2/15/19	1,201	1,152,960
Clean Harbors, Inc., 7.63%, 8/15/16	2,250	2,379,375
Corrections Corp. of America, 7.75%, 6/01/17	4,835	5,233,887
Iron Mountain, Inc., 7.75%, 10/01/19	650	674,375
Mobile Mini, Inc., 7.88%, 12/01/20	455	455,000
		28,122,022
Communications Equipment — 0.8%
Avaya, Inc., 9.75%, 11/01/15	1,400	1,239,000
Brocade Communications Systems, Inc., 6.88%, 1/15/20	3,580	3,750,050
EH Holding Corp., 6.50%, 6/15/19 (a)	700	715,750
		5,704,800
Consumer Finance — 4.2%
American Express Credit Corp., 2.75%, 9/15/15 (c)	9,850	9,972,780
Capital One Bank USA NA, 8.80%, 7/15/19	3,950	4,691,858
Ford Motor Credit Co., LLC, 7.00%, 4/15/15	4,730	5,155,700
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)	2,515	2,691,050
SLM Corp., 6.25%, 1/25/16	8,205	8,205,000
		30,716,388
Containers & Packaging — 1.3%
Ball Corp.:
7.13%, 9/01/16	2,000	2,165,000
6.75%, 9/15/20	3,575	3,852,062
Crown Americas LLC, 6.25%, 2/01/21 (a)	1,350	1,417,500
Graphic Packaging International, Inc., 9.50%, 6/15/17	1,105	1,207,213
Rock-Tenn Co., 9.25%, 3/15/16	800	850,000
Sealed Air Corp., 8.38%, 9/15/21 (a)	220	238,150
		9,729,925
Diversified Financial Services — 10.4%
Ally Financial, Inc.:
4.50%, 2/11/14	1,500	1,466,250
8.30%, 2/12/15	2,890	3,034,500
8.00%, 11/01/31	2,900	2,892,750
Bank of America Corp. (c):
5.30%, 3/15/17	6,505	6,220,660
5.00%, 5/13/21	12,100	11,360,835
Citigroup, Inc.:
6.38%, 8/12/14	2,150	2,321,020
4.59%, 12/15/15 (c)	1,575	1,645,585
Countrywide Financial Corp., 6.25%, 5/15/16	6,500	6,351,026
Dolphin Subsidiary II, Inc., 7.25%, 10/15/21 (a)	1,475	1,581,938
General Electric Capital Corp., 5.30%, 2/11/21 (c)	7,775	8,274,645
General Motors Financial Co., Inc., 6.75%, 6/01/18 (a)	830	837,597
ING Bank NV, 5.00%, 6/09/21 (a)(c)	3,950	4,054,359

See Notes to Financial Statements.

40	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Intesa Sanpaolo SpA (c):
2.38%, 12/21/12 (e)	$5,800	$5,648,550
6.50%, 2/24/21 (a)	922	850,735
JPMorgan Chase & Co., 3.15%, 7/05/16 (c)	4,375	4,382,424
Moody's Corp., 6.06%, 9/07/17	10,000	10,570,290
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19	420	428,400
7.88%, 8/15/19	1,470	1,536,150
6.88%, 2/15/21	360	363,600
8.25%, 2/15/21	795	729,413
WMG Acquisition Corp., 9.50%, 6/15/16 (a)	340	360,400
		74,911,127
Diversified Telecommunication Services — 5.4%
AT&T, Inc.:
2.40%, 8/15/16	1,525	1,558,985
6.30%, 1/15/38 (c)	5,000	6,008,645
France Telecom SA, 4.13%, 9/14/21 (c)	1,125	1,159,007
Level 3 Financing, Inc.:
8.75%, 2/15/17	1,240	1,267,900
8.13%, 7/01/19 (a)	4,407	4,362,930
Qwest Corp., 8.38%, 5/01/16	3,285	3,753,112
Telecom Italia Capital SA, 6.18%, 6/18/14	1,650	1,676,068
Telefonica Emisiones SAU, 5.46%, 2/16/21 (c)	2,250	2,280,384
Verizon Communications, Inc. (c):
1.95%, 3/28/14	8,525	8,754,331
7.35%, 4/01/39	4,700	6,488,148
Windstream Corp., 7.88%, 11/01/17	1,580	1,706,400
		39,015,910
Electric Utilities — 3.0%
Dominion Resources, Inc., 8.88%, 1/15/19 (c)	8,000	10,580,224
Duke Energy Corp., 3.55%, 9/15/21 (c)	2,825	2,901,922
Progress Energy, Inc., 7.00%, 10/30/31 (c)	5,000	6,556,980
Southern Co., 1.95%, 9/01/16	1,625	1,637,706
		21,676,832
Electronic Equipment, Instruments & Components — 0.9%
Jabil Circuit, Inc., 8.25%, 3/15/18	1,200	1,392,000
NXP BV, 3.15%, 10/15/13 (b)	4,900	4,802,000
		6,194,000
Energy Equipment & Services — 1.3%
Ensco Plc, 4.70%, 3/15/21	3,255	3,424,898
Frac Tech Services LLC, 7.63%, 11/15/18 (a)	1,795	1,875,775
Key Energy Services, Inc., 6.75%, 3/01/21	1,240	1,267,900
MEG Energy Corp., 6.50%, 3/15/21 (a)	1,580	1,647,150
Oil States International, Inc., 6.50%, 6/01/19	835	874,662
SunCoke Energy, Inc., 7.63%, 8/01/19 (a)	320	323,200
		9,413,585
Food & Staples Retailing — 1.8%
CVS Caremark Corp., 6.30%, 6/01/62 (b)	2,900	2,816,625
Wal-Mart Stores, Inc. (c):
5.25%, 9/01/35	2,650	3,087,849
6.20%, 4/15/38	5,225	6,813,034
		12,717,508
Food Products — 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17	1,985	2,372,672
6.13%, 8/23/18	1,990	2,368,118
Smithfield Foods, Inc., 10.00%, 7/15/14	668	776,550
		5,517,340
Gas Utilities — 0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (a)	820	809,750
Health Care Equipment & Supplies — 0.8%
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	4,250	4,802,500
Teleflex, Inc., 6.88%, 6/01/19	815	843,525
		5,646,025

Corporate Bonds	Par (000)	Value

Health Care Providers & Services — 3.8%
Aetna, Inc., 6.75%, 12/15/37 (c)	$2,025	$2,576,640
Aviv Healthcare Properties LP, 7.75%, 2/15/19	765	738,225
HCA, Inc.:
8.50%, 4/15/19	265	291,500
6.50%, 2/15/20	3,780	3,959,550
7.25%, 9/15/20	4,590	4,917,038
7.50%, 2/15/22	3,365	3,432,300
INC Research LLC, 11.50%, 7/15/19 (a)	1,155	1,039,500
inVentiv Health, Inc., 10.00%, 8/15/18 (a)	840	806,400
Tenet Healthcare Corp.:
10.00%, 5/01/18	2,175	2,495,813
8.88%, 7/01/19	1,825	2,062,250
UnitedHealth Group, Inc., 6.88%, 2/15/38	4,075	5,373,523
		27,692,739
Household Durables — 0.5%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)	4,947	3,920,498
Independent Power Producers & Energy Traders — 1.5%
AES Corp.:
9.75%, 4/15/16	1,620	1,838,700
7.38%, 7/01/21 (a)	535	572,450
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)	1,265	1,347,225
Calpine Corp., 7.25%, 10/15/17 (a)	730	759,200
Energy Future Intermediate Holding Co., LLC,
10.00%, 12/01/20	2,910	3,055,500
NRG Energy, Inc., 7.38%, 1/15/17	2,820	2,936,325
		10,509,400
Insurance — 4.5%
American International Group, Inc., 6.40%, 12/15/20 (c)	2,800	2,932,572
Fairfax Financial Holdings Ltd., 5.80%, 5/15/21 (a)	4,975	4,688,137
Forethought Financial Group, Inc., 8.63%, 4/15/21 (a)	1,625	1,650,750
Genworth Financial, Inc., 7.63%, 9/24/21	1,615	1,459,847
Manulife Financial Corp., 4.90%, 9/17/20	3,650	3,748,922
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)	715	614,900
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)(c)	5,500	6,445,884
Principal Financial Group, Inc., 8.88%, 5/15/19	1,145	1,450,717
Prudential Financial, Inc., 6.63%, 12/01/37 (c)	4,075	4,845,481
XL Group Ltd., 5.75%, 10/01/21 (c)	4,105	4,328,324
		32,165,534
IT Services — 0.8%
Eagle Parent Canada, Inc., 8.63%, 5/01/19 (a)	1,180	1,103,300
First Data Corp. (a):
7.38%, 6/15/19	1,205	1,192,950
8.25%, 1/15/21	145	137,750
12.63%, 1/15/21	1,490	1,408,050
SunGard Data Systems, Inc., 7.38%, 11/15/18	1,610	1,646,225
		5,488,275
Life Sciences Tools & Services — 1.6%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	5,480	5,973,200
Life Technologies Corp., 6.00%, 3/01/20	4,800	5,349,797
		11,322,997
Machinery — 0.9%
Ingersoll-Rand Global Holding Co. Ltd., 9.50%, 4/15/14 (c)	4,075	4,790,317
Navistar International Corp., 8.25%, 11/01/21	1,439	1,564,913
		6,355,230
Media — 7.8%
AMC Networks, Inc., 7.75%, 7/15/21 (a)	655	710,675
CCH II LLC, 13.50%, 11/30/16	3,851	4,438,277
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15 (a)	1,165	920,350
Comcast Corp., 6.30%, 11/15/17 (c)	4,075	4,814,519
Cox Communications, Inc., 8.38%, 3/01/39 (a)	4,075	5,698,040
CSC Holdings LLC:
8.50%, 4/15/14	1,130	1,240,175
8.50%, 6/15/15	2,300	2,495,500
8.63%, 2/15/19	1,950	2,213,250

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	41

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Media (concluded)
DIRECTV Holdings LLC, 5.00%, 3/01/21 (c)	$4,150	$4,542,955
DISH DBS Corp., 7.00%, 10/01/13	1,950	2,062,125
Intelsat Luxembourg SA (d):
11.50%, 2/04/17 (a)	240	240,000
11.50%, 2/04/17	630	630,000
The Interpublic Group of Cos., Inc., 10.00%, 7/15/17	1,975	2,261,375
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (a)	1,760	1,830,400
News America, Inc., 6.15%, 3/01/37 (c)	4,850	5,326,372
Time Warner Cable, Inc., 6.75%, 6/15/39	4,675	5,682,444
Time Warner, Inc., 7.70%, 5/01/32 (c)	4,900	6,380,589
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH), 8.13%, 12/01/17 (a)	1,225	1,304,625
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	3,175	3,421,062
		56,212,733
Metals & Mining — 2.4%
Alcoa, Inc., 5.40%, 4/15/21 (c)	4,090	4,052,618
Barrick Gold Corp., 2.90%, 5/30/16	1,925	1,998,654
Barrick North America Finance LLC, 5.70%, 5/30/41	2,275	2,644,107
FMG Resources August 2006 Property Ltd. (a):
6.88%, 2/01/18	390	374,400
8.25%, 11/01/19	310	313,100
Freeport-McMoRan Corp., 7.13%, 11/01/27	3,500	4,066,808
Novelis, Inc., 8.75%, 12/15/20	1,610	1,754,900
Teck Resources Ltd., 10.75%, 5/15/19	2,000	2,470,000
		17,674,587
Multi-Utilities — 1.2%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	3,600	4,053,917
6.50%, 5/01/18	3,950	4,601,904
		8,655,821
Multiline Retail — 1.6%
JC Penney Co., Inc., 5.65%, 6/01/20	12,400	11,687,000
Oil, Gas & Consumable Fuels — 12.5%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	415	411,888
6.25%, 6/01/21	1,165	1,150,438
Anadarko Petroleum Corp.:
5.95%, 9/15/16	1,686	1,937,580
6.38%, 9/15/17	52	61,191
Arch Coal, Inc. (a):
7.00%, 6/15/19	370	382,950
7.25%, 6/15/21	1,195	1,230,850
BP Capital Markets Plc (c):
5.25%, 11/07/13	2,100	2,271,032
3.88%, 3/10/15	3,085	3,302,724
Buckeye Partners LP, 4.88%, 2/01/21 (c)	1,650	1,737,729
Chesapeake Energy Corp., 6.13%, 2/15/21	5,745	6,017,887
Chesapeake Midstream Partners LP, 5.88%, 4/15/21 (a)	980	989,800
Chesapeake Oilfield Operating LLC, 6.63%, 11/15/19 (a)	450	462,375
Consol Energy, Inc., 6.38%, 3/01/21 (a)	745	741,275
Copano Energy LLC, 7.13%, 4/01/21	930	950,925
DCP Midstream LLC, 4.75%, 9/30/21 (a)	2,100	2,191,837
Denbury Resources, Inc., 6.38%, 8/15/21	955	983,650
El Paso Corp., 7.00%, 6/15/17	2,390	2,676,800
El Paso Pipeline Partners Operating Co., LLC,
5.00%, 10/01/21	900	922,927
Enbridge Energy Partners LP, 9.88%, 3/01/19 (c)	2,425	3,247,788
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	1,700	1,717,000
Enterprise Products Operating LLC, 6.65%, 4/15/18	4,800	5,646,442
Forest Oil Corp., 8.50%, 2/15/14	2,055	2,219,400
Hilcorp Energy I LP, 7.75%, 11/01/15 (a)	1,175	1,205,432
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	4,800	5,735,549
Linn Energy LLC, 7.75%, 2/01/21	1,585	1,691,987
Marathon Petroleum Corp., 3.50%, 3/01/16 (a)(c)	2,250	2,308,165
MarkWest Energy Partners LP, 6.25%, 6/15/22 (f)	880	902,000

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Newfield Exploration Co., 5.75%, 1/30/22	$820	$869,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19 (a)	560	590,800
6.50%, 11/01/21 (f)	505	507,525
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (a)	1,950	1,930,500
ONEOK Partners LP, 8.63%, 3/01/19 (c)	4,075	5,268,999
Petrobras International Finance Co., 3.88%, 1/27/16	6,150	6,293,301
Petrohawk Energy Corp.:
10.50%, 8/01/14	1,020	1,143,675
6.25%, 6/01/19	1,180	1,333,400
Pioneer Natural Resources Co.:
6.65%, 3/15/17	1,080	1,172,934
6.88%, 5/01/18	820	886,680
Plains Exploration & Production Co.:
7.75%, 6/15/15	1,300	1,348,750
10.00%, 3/01/16	700	777,000
Precision Drilling Corp., 6.50%, 12/15/21 (a)	700	738,500
Premier Oil, 5.00%, 6/09/18	5,650	5,876,000
Range Resources Corp., 6.75%, 8/01/20	1,415	1,570,650
SandRidge Energy, Inc., 7.50%, 3/15/21 (a)	1,200	1,158,000
SM Energy Co., 6.63%, 2/15/19 (a)	365	368,650
Western Gas Partners LP, 5.38%, 6/01/21	2,525	2,685,186
The Williams Cos., Inc., 8.75%, 3/15/32	1,900	2,586,833
		90,204,204
Paper & Forest Products — 2.8%
Boise Paper Holdings LLC, 8.00%, 4/01/20	1,070	1,126,175
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	3,955	4,385,458
International Paper Co.:
7.50%, 8/15/21 (c)	3,950	4,800,372
8.70%, 6/15/38	3,100	4,078,155
7.30%, 11/15/39	4,075	4,751,670
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)	545	553,175
Verso Paper Holdings LLC, 11.50%, 7/01/14	590	619,500
		20,314,505
Pharmaceuticals — 7.1%
Bristol-Myers Squibb Co., 5.88%, 11/15/36 (c)	3,549	4,508,888
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38 (c)	10,100	13,651,897
Merck & Co., Inc. (c):
6.50%, 12/01/33	2,885	3,945,800
6.55%, 9/15/37	6,945	9,668,551
Pfizer, Inc., 7.20%, 3/15/39 (c)	10,000	14,936,540
Valeant Pharmaceuticals International,
6.50%, 7/15/16 (a)	450	450,000
Watson Pharmaceuticals, Inc., 6.13%, 8/15/19	3,495	4,082,716
		51,244,392
Real Estate Investment Trusts (REITs) — 2.5%
AvalonBay Communities, Inc., 6.10%, 3/15/20 (c)	4,075	4,623,919
Developers Diversified Realty Corp.:
4.75%, 4/15/18	1,025	964,582
7.88%, 9/01/20	1,325	1,434,183
ERP Operating LP, 5.75%, 6/15/17	4,080	4,559,730
HCP, Inc., 5.38%, 2/01/21	1,675	1,720,282
UDR, Inc., 4.25%, 6/01/18	2,675	2,750,681
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	1,880	1,840,990
		17,894,367
Real Estate Management & Development — 0.2%
Realogy Corp., 7.88%, 2/15/19 (a)	940	846,000
Shea Homes LP, 8.63%, 5/15/19 (a)	805	728,525
		1,574,525
Road & Rail — 1.7%
Avis Budget Car Rental LLC, 8.25%, 1/15/19	720	718,200
Florida East Coast Railway Corp., 8.13%, 2/01/17	320	320,000
The Hertz Corp., 6.75%, 4/15/19	1,554	1,585,080
Norfolk Southern Corp., 6.00%, 3/15/2105 (c)	8,500	9,831,695
		12,454,975

See Notes to Financial Statements.

42	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.75%, 8/01/20	$1,300	$1,319,500
KLA-Tencor Corp., 6.90%, 5/01/18	2,208	2,513,550
		3,833,050
Specialty Retail — 1.2%
AutoNation, Inc., 6.75%, 4/15/18	2,775	2,879,063
Best Buy Co., Inc., 5.50%, 3/15/21	1,050	1,003,661
Limited Brands, Inc., 7.00%, 5/01/20	1,370	1,459,050
QVC, Inc., 7.38%, 10/15/20 (a)	175	190,750
VF Corp., 5.95%, 11/01/17 (c)	2,450	2,901,359
		8,433,883
Tobacco — 4.2%
Altria Group, Inc.:
9.70%, 11/10/18	4,075	5,476,885
9.25%, 8/06/19	4,780	6,354,312
10.20%, 2/06/39	6,607	10,206,712
Lorillard Tobacco Co., 3.50%, 8/04/16	4,150	4,166,106
Philip Morris International, Inc., 2.50%, 5/16/16 (c)	4,200	4,366,614
		30,570,629
Wireless Telecommunication Services — 4.3%
America Movil SAB de CV, 2.38%, 9/08/16	7,455	7,443,020
American Tower Corp.:
4.50%, 1/15/18	3,200	3,291,347
5.90%, 11/01/21	2,180	2,409,425
Cricket Communications, Inc., 7.75%, 5/15/16	780	809,250
Crown Castle International Corp., 9.00%, 1/15/15	1,470	1,602,300
Crown Castle Towers LLC (a):
5.50%, 1/15/37	1,975	2,151,261
4.17%, 8/15/37	2,000	2,037,730
6.11%, 1/15/40	2,330	2,574,634
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)	320	321,600
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	1,040	1,027,000
SBA Tower Trust, 5.10%, 4/15/42 (a)	6,250	6,809,375
Sprint Capital Corp., 6.88%, 11/15/28	780	569,400
		31,046,342
Total Corporate Bonds — 114.1%		823,983,697

Preferred Securities

Capital Trusts
Capital Markets — 3.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(g)	1,050	908,250
State Street Capital Trust III, 5.34% (b)(g)	1,740	1,742,958
State Street Capital Trust IV, 1.35%, 6/01/37 (b)	28,195	19,748,342
		22,399,550
Commercial Banks — 5.8%
Barclays Bank Plc, 7.43% (a)(b)(g)	1,100	1,028,500
BB&T Capital Trust IV, 6.82%, 6/12/77 (b)	15,300	15,300,000
BNP Paribas, 7.20% (a)(b)(c)(g)	2,500	2,062,500
Credit Agricole SA (a)(b)(c)(g):
6.64%	2,450	1,654,975
8.38%	2,450	2,156,000
Dresdner Funding Trust I, 8.15%, 6/30/31 (a)	3,715	2,897,700
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)(g)	7,000	8,767,500
National City Preferred Capital Trust I, 12.00% (b)(g)	3,713	3,852,832
Standard Chartered Plc, 7.01% (a)(b)(g)	5,000	4,477,080
		42,197,087

Capital Trusts	Par (000)	Value
Consumer Finance — 0.2%
Capital One Financial Corp. Capital V,
10.25%, 8/15/39	$1,275	$1,319,625
Diversified Financial Services — 3.6%
ING Capital Funding Trust III, 3.97% (b)(g)	2,950	2,499,311
JPMorgan Chase Capital XXI, Series U, 1.21%, 2/02/37 (b)	12,875	8,922,954
JPMorgan Chase Capital XXIII, 1.29%, 5/15/77 (b)	20,695	14,288,076
		25,710,341
Electric Utilities — 0.5%
PPL Capital Funding, 6.70%, 3/30/67 (b)	3,900	3,763,500
Insurance — 6.9%
Ace Capital Trust II, 9.70%, 4/01/30	4,000	5,191,728
The Allstate Corp., 6.50%, 5/15/67 (b)	4,000	3,725,000
American General Capital II, 8.50%, 7/01/30	300	294,000
American International Group, Inc., 8.18%, 5/15/68 (b)	1,300	1,254,500
Aon Corp., 8.21%, 1/01/27	4,000	4,658,896
AXA SA, 6.38% (a)(b)(g)	6,000	4,245,000
Chubb Corp., 6.38%, 3/29/67 (b)(c)	4,000	4,020,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)	4,000	4,860,000
Lincoln National Corp., 7.00%, 5/17/66 (b)	4,255	3,999,700
MetLife, Inc., 6.40%, 12/15/66	4,550	4,469,638
Reinsurance Group of America, 6.75%, 12/15/65 (b)(c)	7,000	6,074,803
Swiss Re Capital I LP, 6.85% (a)(b)(g)	3,000	2,705,214
ZFS Finance (USA), Trust II, 6.45%, 12/15/65 (a)(b)	3,850	3,696,000
ZFS Finance (USA), Trust IV, 5.88%, 5/09/32 (a)(b)	599	581,030
		49,775,509
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)	4,500	4,657,500
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)	4,000	4,076,696
		8,734,196
Total Capital Trusts — 21.3%		153,899,808

Preferred Stocks	Shares
Auto Components — 0.1%
Dana Holding Corp., 4.00% (a)	7,000	866,250
Commercial Banks — 0.3%
SG Preferred Capital II, 6.30% (a)(b)	2,000	2,009,375
Diversified Financial Services — 0.3%
Ally Financial, Inc., 7.00% (a)	3,130	2,334,296
Real Estate Investment Trusts (REITs) — 1.1%
Sovereign Real Estate Investment Trust, 12.00% (a)	7,000	7,540,960
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)(h)	23,000	45,080
Freddie Mac, Series Z, 8.38% (b)(h)	23,000	49,220
		94,300
Wireless Telecommunication Services — 1.6%
Centaur Funding Corp., 9.08% (a)	10,000	11,559,375
Total Preferred Stocks — 3.4%		24,404,556

Trust Preferreds
Diversified Financial Services — 0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)	101,420	2,081,700
Total Trust Preferreds — 0.3%		2,081,700
Total Preferred Securities — 25.0%		180,386,064

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	43

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value
City of Chicago Illinois, RB, 6.85%, 1/01/38	$5,000	$5,433,750
Metropolitan Transportation Authority, RB, Build
America Bonds, 6.55%, 11/15/31	4,075	4,600,919
Total Taxable Municipal Bonds — 1.4%		10,034,669

US Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 4.23%, 10/09/19 (c)(i)	2,765	2,090,268
Total US Government Sponsored Agency Securities — 0.3%		2,090,268

US Treasury Obligations
US Treasury Bonds, 4.75%, 2/15/41 (c)	4,505	5,856,500
US Treasury Notes, 2.13%, 8/15/21 (c)	5,047	5,024,945
Total US Treasury Obligations — 1.5%		10,881,445
Total Long-Term Investments
(Cost — $1,018,748,047) — 143.3%		1,034,611,319

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.14% (j)(k)	3,823,108	3,823,108
Total Short-Term Securities (Cost — $3,823,108) — 0.5%		3,823,108
Total Investments Before Options Written
(Cost — $1,022,571,155*) — 143.8%		1,038,434,427

Options Written	Notional Amount (000)
Over-the-Counter Call Swaptions — (0.6)%
Pay a fixed rate of 4.06% and receive a floating rate
based on 3-month LIBOR, Expires 4/16/12, Broker
Deutsche Bank AG	$13,000	(1,875,818)
Pay a fixed rate of 4.75% and receive a floating
rate based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA	17,000	(2,679,963)
		(4,555,781)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 4.06% and pay a floating rate
based on the 3-month LIBOR, Expires 4/16/12,
Broker Deutsche Bank AG	13,000	(19,481)
Receive a fixed rate of 4.75% and pay a floating
rate based on 3-month LIBOR, Expires 3/24/14,
Broker Citibank NA	17,000	(308,645)
		(328,126)
Total Options Written
(Premiums Received — $2,923,700) — (0.7)%		(4,883,907)
Total Investments, Net of Options Written — 143.1%		1,033,550,520
Liabilities in Excess of Other Assets — (43.1)%		(311,213,345)
Net Assets — 100.0%		$722,337,175

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,021,961,207
Gross unrealized appreciation	$51,500,873
Gross unrealized depreciation	(35,027,653)
Net unrealized appreciation	$16,473,220

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$902,000	$22,000
JPMorgan Chase Bank NA	$507,525	$2,525

(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Non-income producing security.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	26,924,664	(23,101,556)	3,823,108	$23,892

(k)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
UBS Securities LLC	0.38%	5/10/11	Open	$12,530,805	$12,507,700
UBS Securities LLC	0.38%	5/18/11	Open	5,649,942	5,640,000
UBS Securities LLC	0.38%	5/19/11	Open	3,001,250	2,996,000
UBS Securities LLC	0.38%	5/31/11	Open	12,319,993	12,300,000
UBS Securities LLC	0.35%	6/9/11	Open	14,908,486	14,887,500
UBS Securities LLC	0.38%	6/10/11	Open	11,466,678	11,449,275
UBS Securities LLC	0.38%	6/14/11	Open	7,188,107	7,177,500
UBS Securities LLC	0.38%	6/15/11	Open	15,070,924	15,048,844
UBS Securities LLC	0.37%	6/22/11	Open	8,259,128	8,247,938
UBS Securities LLC	0.37%	6/27/11	Open	5,206,787	5,200,000
Credit Suisse
Securities
(USA) LLC	0.38%	6/29/11	Open	6,571,159	6,562,500
UBS Securities LLC	0.31%	6/30/11	Open	4,158,497	4,154,062
BNP Paribas
Securities Corp.	0.35%	7/01/11	Open	4,585,777	4,580,300
Credit Suisse
Securities
(USA) LLC	0.35%	7/05/11	Open	8,856,485	8,846,250
UBS Securities LLC	0.35%	7/11/11	Open	4,012,603	4,008,200
BNP Paribas
Securities Corp.	0.35%	7/12/11	Open	4,557,332	4,552,375
UBS Securities LLC	0.32%	7/12/11	Open	3,777,982	3,774,225

See Notes to Financial Statements.

44	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Deutsche Bank
Securities, Inc.	0.35%	7/19/11	Open	$13,843,993	$13,829,875
UBS Securities LLC	0.35%	8/01/11	Open	8,146,030	8,138,750
BNP Paribas
Securities Corp.	0.03%	8/04/11	Open	2,022,056	2,021,906
Credit Suisse
Securities
(USA) LLC	0.40%	8/05/11	Open	2,290,738	2,288,500
Credit Suisse
Securities
(USA) LLC	0.35%	8/11/11	Open	904,280	903,560
BNP Paribas
Securities Corp.	0.35%	8/15/11	Open	6,541,557	6,536,600
BNP Paribas
Securities Corp.	0.37%	8/17/11	Open	4,882,911	4,879,100
Barclays
Capital Inc.	0.35%	8/18/11	Open	5,655,340	5,651,219
UBS Securities LLC	0.35%	8/18/11	Open	4,167,336	4,164,300
UBS Securities LLC	0.38%	8/22/11	Open	2,801,223	2,799,125
UBS Securities LLC	0.35%	8/26/11	Open	4,617,944	4,614,938
Barclays
Capital Inc.	0.35%	8/26/11	Open	2,657,230	2,655,500
Barclays
Capital Inc.	0.35%	8/31/11	Open	5,972,348	5,968,750
Barclays
Capital Inc.	0.35%	9/08/11	Open	6,103,703	6,100,500
Credit Suisse
Securities
(USA) LLC	0.35%	9/08/11	Open	9,267,377	9,262,514
Deutsche Bank
Securities, Inc.	0.35%	9/08/11	Open	4,444,082	4,441,750
UBS Securities LLC	0.38%	9/08/11	Open	6,312,784	6,309,188
BNP Paribas
Securities Corp.	0.39%	9/09/11	Open	3,284,325	3,282,440
Credit Suisse
Securities
(USA) LLC	0.35%	9/09/11	Open	3,339,883	3,338,163
Credit Suisse
Securities
(USA) LLC	0.40%	9/09/11	Open	6,211,781	6,208,125
BNP Paribas
Securities Corp.	0.39%	9/09/11	Open	1,657,551	1,656,600
UBS Securities LLC	0.38%	9/09/11	Open	12,480,478	12,473,500
Credit Suisse
Securities
(USA) LLC	0.35%	9/09/11	Open	2,486,969	2,485,688
Deutsche Bank
Securities, Inc.	0.40%	9/12/11	Open	4,770,399	4,767,750
Barclays
Capital Inc.	0.35%	9/14/11	Open	3,287,596	3,286,063
Barclays
Capital Inc.	0.40%	9/14/11	Open	7,318,995	7,315,094
Credit Suisse
Securities
(USA) LLC	0.35%	9/14/11	Open	9,706,778	9,702,250
Credit Suisse
Securities
(USA) LLC	0.40%	9/14/11	Open	6,637,663	6,634,125
Deutsche Bank
Securities, Inc.	0.35%	9/14/11	Open	1,654,522	1,653,750
Deutsche Bank
Securities, Inc.	0.40%	9/19/11	Open	3,178,268	3,176,750

•	Reverse repurchase agreements outstanding as of October 31, 2011 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
Deutsche Bank
Securities, Inc.	0.35%	9/20/11	Open	$2,731,115	$2,730,000
Barclays Capital Inc.	0.40%	9/23/11	Open	5,237,457	5,235,188
Barclays Capital Inc.	0.40%	9/30/11	Open	3,795,812	3,794,462
Credit Suisse
Securities
(USA) LLC	0.40%	10/04/11	Open	1,076,116	1,075,780
UBS Securities LLC	0.35%	10/13/11	Open	4,426,443	4,425,624
Deutsche Bank
Securities, Inc.	0.35%	10/14/11	Open	2,070,362	2,070,000
Deutsche Bank
Securities, Inc.	0.38%	10/14/11	Open	1,113,422	1,113,210
Deutsche Bank
Securities, Inc.	0.08%	10/25/11	Open	5,856,591	5,856,500
UBS Securities LLC	0.38%	10/27/11	Open	10,890,575	10,890,000
BNP Paribas
Securities Corp.	0.08%	10/31/11	Open	5,034,394	5,034,382
Credit Suisse
Securities
(USA) LLC	0.35%	10/31/11	Open	5,915,058	5,915,000
UBS Securities LLC	0.38%	10/31/11	Open	2,684,008	2,683,980
Total				$339,599,428	$339,303,168

[1]	Certain agreements have no stated maturity and can be terminated by either party at anytime.
•	Financial futures contracts purchased as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
13	2-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	$2,863,656	$1,803

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
1,230	10-Year US	Chicago Board	December
	Treasury Note	of Trade	2011	$158,746,875	$128,820
5	Ultra US	Chicago Board	December
	Treasury Bond	of Trade	2011	$761,875	24,054
Total					152,874

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	45

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust IV (BTZ)

•	Credit default swaps on single-name issues — buy protection outstanding as of October 31, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Raytheon Co.	1.00%	Citibank NA	9/20/16	$1,800	$10,179
Raytheon Co.	1.00%	Deutsche Bank AG	9/20/16	$1,910	(1,498)
General		JPMorgan
Dynamics		Chase
Corp.	1.00%	Bank & Co.	9/20/16	$4,125	35,529
Dell, Inc.	1.00%	Barclays Bank Plc	12/20/16	$4,415	(29,673)
		Credit Suisse
Computer		Securities
Sciences Corp.	1.00%	(USA) LLC	12/20/16	$1,965	(39,906)
Lockheed Martin		Deutsche
Corp.	1.00%	Bank AG	12/20/16	$5,025	53,305
Northrop		Deutsche
Grumman Corp.	1.00%	Bank AG	12/20/16	$2,140	(6,083)
Southwest		Goldman Sachs
Airlines Co.	1.00%	Capital Markets LP	12/20/16	$1,965	(463)
Southwest		Royal Bank
Airlines Co.	1.00%	of Scotland Plc	12/20/16	$1,965	(8,924)
Total					$12,466

•	Credit default swaps on single-name issues — sold protection outstanding as of October 31, 2011 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
		Deutsche
Aviva USA Corp.	1.00%	Bank AG	5/25/12	AA-	$4,525	$8,182
Assured
Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA+	$ 300	(1,673)
Assured
Guaranty Corp.	5.00%	Citibank NA	3/20/15	AA+	$1,275	2,043
		Deutsche
MetLife, Inc.	1.00%	Bank AG	3/20/18	A+	$1,500	(73,318)
Total						$(64,766)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes — buy protection outstanding as of October 31, 2011 were as follows:
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones
CDX North
America High		JPMorgan
Yield Index		Chase Bank
Series 17	5.00%	& Co.	12/20/16	$7,350	$ (704,267)

•	Interest rate swaps outstanding as of October 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.63(a)	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	10/21/13	$106,800	$142,050
0.64(a)	3-month
	LIBOR	Deutsche Bank AG	10/21/13	$102,000	160,612
0.60(b)	3-month
	LIBOR	Deutsche Bank AG	11/01/13	$209,200	(148,024)
2.32(a)	3-month
	LIBOR	Citibank NA	3/28/16	$6,900	358,857
1.49(b)	3-month
	LIBOR	Deutsche Bank AG	10/14/16	$6,200	(60,532)
2.72(a)	3-month
	LIBOR	Deutsche Bank AG	8/08/21	$19,400	723,840
2.39(a)	3-month
	LIBOR	Deutsche Bank AG	10/14/21	$3,300	19,519
4.35(b)	3-month
	LIBOR	Deutsche Bank AG	4/15/41	$5,000	(1,393,426)
3.93(b)	3-month
	LIBOR	Citibank NA	7/21/41	$9,200	(1,791,887)
2.63(a)	3-month
	LIBOR	Deutsche Bank AG	9/26/41	$3,200	(219,877)
2.81(b)	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	10/11/41	$3,200	105,492
3.00(b)	3-month	Credit Suisse
	LIBOR	Securities (USA) LLC	10/18/41	$2,100	(13,171)
Total					$(2,116,547)

(a)	Pays a fixed interest rate and receives floating rate.
(b)	Pays floating interest rate and receives fixed rate.
•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

46	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust IV (BTZ)

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments:
Asset-Backed
Securities	—	$3,825,176	$3,410,000	$7,235,176
Corporate
Bonds	—	818,107,697	5,876,000	823,983,697
Preferred
Securities	$2,176,000	178,210,064	—	180,386,064
Taxable
Municipal
Bonds	—	10,034,669	—	10,034,669
US Government
Sponsored
Agency
Securities	—	2,090,268	—	2,090,268
US Treasury
Obligations .	—	10,881,445	—	10,881,445
Short-Term
Securities	3,823,108	—	—	3,823,108
Total	$5,999,108	$1,023,149,319	$9,286,000	$1,038,434,427

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate
contracts	$154,677	$1,510,370	—	$1,665,047
Credit
contracts	—	101,056	$8,182	109,238
Liabilities:
Interest rate
contracts	—	(8,510,824)	—	(8,510,824)
Credit
contracts	—	(865,805)	—	(865,805)
Total	$154,677	$(7,765,203)	$8,182	$(7,602,344)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Total
Assets:
Balance, as of October 31, 2010	—	$280,170	$280,170
Accrued discounts/premiums	$34,142	(559)	33,583
Net realized gain	—	—	—
Net change in unrealized appreciation/depreciation[2]	(388,606)	229,389	(159,217)
Purchases	3,764,464	5,650,000	9,414,464
Sales	—	(283,000)	(283,000)
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of October 31, 2011	$3,410,000	$5,876,000	$9,286,000

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $(162,606).
[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2010	—
Accrued discounts/premiums	$13,812
Net realized gain	—
Net change in unrealized appreciation/depreciation[4]	8,182
Purchases	—
Issuances[5]	23,949
Sales	—
Settlements[6]	(37,761)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2011	$8,182

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $8,182.
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	47

Schedule of Investments October 31, 2011	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ARES CLO Funds, Series 2005-10A, Class B,
0.74%, 9/18/17 (a)(b)	USD	1,000	$888,450
Ballyrock CDO Ltd., Series 2006-1A, Class B,
0.67%, 8/28/19 (a)(b)		1,000	780,000
Canaras Summit CLO Ltd., Series 2007-1A, Class B,
0.83%, 6/19/21 (a)(b)		930	735,435
Chatham Light CLO Ltd., Series 2005-2A, Class A2,
0.66%, 8/03/19 (a)(b)		1,000	840,000
Flagship CLO, Series 2006-1A, Class B,
0.70%, 9/20/19 (a)(b)		1,196	879,060
Franklin CLO Ltd., Series 6A, Class B,
0.72%, 8/09/19 (a)(b)		1,180	944,000
Gannett Peak CLO Ltd., Series 2006-1X, Class A2,
0.78%, 10/27/20 (b)		715	529,100
Greyrock CDO Ltd., Series 2005-1X, Class A2L,
0.71%, 11/15/17 (b)		1,495	1,200,635
Landmark CDO Ltd., Series 2006-8A, Class B,
0.77%, 10/19/20 (a)(b)		1,335	1,044,824
MAPS CLO Fund LLC, Series 2005-1A, Class C,
1.30%, 12/21/17 (a)(b)		705	600,590
Portola CLO Ltd., Series 2007-1X, Class B1,
1.74%, 11/15/21 (b)		950	787,835
T2 Income Fund CLO Ltd., Series 2007-1A, Class B,
1.00%, 7/15/19 (a)(b)		815	730,207
Total Asset-Backed Securities — 3.0%			9,960,136

Common Stocks (c)		Shares
Construction & Engineering — 0.0%
USI United Subcontractors Common		7,645	61,156
Hotels, Restaurants & Leisure — 0.1%
BLB Worldwide Holdings, Inc.		50,832	304,992
Metals & Mining — 0.1%
Euramax International		1,135	340,560
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.		55,255	84,261
Ainsworth Lumber Co. Ltd. (a)		62,685	95,592
			179,853
Software — 0.0%
Bankruptcy Management Solutions, Inc.		2,947	30
HMH Holdings/EduMedia	115,632		173,448
			173,478
Total Common Stocks — 0.3%			1,060,039

Corporate Bonds		Par (000)
Airlines — 0.3%
Air Canada, 9.25%, 8/01/15 (a)	USD	590	564,925
American Airlines Pass-Through Trust, Series 2011-2,
Class A, 8.63%, 4/15/23		345	345,000
			909,925
Auto Components — 1.0%
Icahn Enterprises LP, 7.75%, 1/15/16		3,175	3,254,375
Beverages — 0.7%
Central European Distribution Corp., 3.32%, 5/15/14	EUR	1,500	1,701,951
Refresco Group BV, 5.54%, 5/15/18 (a)(b)		500	671,095
			2,373,046
Building Products — 0.3%
Grohe Holding GmbH, 5.53%, 9/15/17 (a)(b)		700	891,171

Corporate Bonds		Par (000)	Value
Capital Markets — 0.1%
E*Trade Financial Corp., 3.35%, 8/31/19 (a)(d)(e)	USD	439	$460,401
Chemicals — 0.2%
Lyondell Chemical Co., 11.00%, 5/01/18		700	779,625
Commercial Banks — 3.2%
CIT Group, Inc.:
7.00%, 5/01/15		450	450,000
7.00%, 5/01/17		2,542	2,542,000
7.00%, 5/02/17 (a)		400	399,000
VTB Capital SA:
6.47%, 3/04/15		3,000	3,120,000
6.88%, 5/29/18		3,940	4,122,225
			10,633,225
Commercial Services & Supplies — 0.3%
AWAS Aviation Capital Ltd., 7.00%, 10/15/16 (a)		817	813,130
Containers & Packaging — 1.0%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17 (a)	EUR	400	550,713
Ball Corp., 5.75%, 5/15/21	USD	625	645,312
GCL Holdings SCA, 9.38%, 4/15/18 (a)	EUR	329	409,713
Graphic Packaging International, Inc., 9.50%, 6/15/17	USD	270	294,975
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	655	928,982
7.75%, 11/15/19		416	592,888
			3,422,583
Diversified Financial Services — 1.1%
Ally Financial, Inc., 2.53%, 12/01/14 (b)	USD	1,850	1,619,099
FCE Bank Plc, 4.75%, 1/19/15	EUR	450	619,552
Reynolds Group Issuer, Inc. (a):
7.13%, 4/15/19	USD	655	668,100
7.88%, 8/15/19		300	313,500
6.88%, 2/15/21		490	494,900
			3,715,151
Diversified Telecommunication Services — 0.2%
ITC Deltacom, Inc., 10.50%, 4/01/16		530	535,300
Energy Equipment & Services — 0.0%
Compagnie Generale de Geophysique — Veritas,
7.75%, 5/15/17		45	46,631
Health Care Providers & Services — 1.3%
HCA, Inc.:
6.50%, 2/15/20		1,445	1,513,637
7.25%, 9/15/20		1,230	1,317,637
7.50%, 2/15/22		515	525,300
Omnicare, Inc., 7.75%, 6/01/20		685	738,088
Tenet Healthcare Corp., 9.00%, 5/01/15		95	100,938
			4,195,600
Hotels, Restaurants & Leisure — 0.6%
MGM Resorts International:
10.38%, 5/15/14		705	786,075
11.13%, 11/15/17		1,050	1,191,750
			1,977,825
Household Durables — 0.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,500	1,606,875
Berkline/Benchcraft LLC, 4.50%, 11/03/12 (c)(f)		400	—
			1,606,875
Independent Power Producers & Energy Traders — 2.1%
Calpine Corp., 7.25%, 10/15/17 (a)		3,200	3,328,000
Energy Future Holdings Corp., 10.00%, 1/15/20		1,000	1,045,000
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		2,350	2,467,500
			6,840,500
IT Services — 0.3%
First Data Corp., 7.38%, 6/15/19 (a)		940	930,600

See Notes to Financial Statements.

48	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Machinery — 1.0%
KION Finance SA, 5.82%, 4/15/18 (a)(b)	EUR	3,000	$3,320,880
Media — 4.2%
CCH II LLC, 13.50%, 11/30/16	USD	224	257,652
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		501	541,080
Series B, 9.25%, 12/15/17		1,704	1,848,840
Kabel BW Erste Beteiligungs GmbH, 5.78%,
3/15/18 (a)(b)	EUR	2,000	2,739,726
Odeon & UCI Finco Plc, 9.00%, 8/01/18 (a)	GBP	914	1,432,880
Unitymedia Hessen GmbH & Co. KG (FKA UPC
Germany GmbH):
8.13%, 12/01/17 (a)	USD	2,500	2,662,500
8.13%, 12/01/17	EUR	500	719,524
Virgin Media Secured Finance Plc, 7.00%, 1/15/18	GBP	1,197	2,073,818
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,005	1,411,478
			13,687,498
Metals & Mining — 0.1%
New World Resources NV, 7.88%, 5/01/18		285	368,721
Oil, Gas & Consumable Fuels — 4.1%
Alpha Natural Resources, Inc., 6.00%, 6/01/19	USD	460	456,550
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		342	368,505
Gazprom OAO Via RBS AG, 9.63%, 3/01/13		7,230	7,873,470
KazmunaiGaz Finance Sub BV, 8.38%, 7/02/13		1,500	1,597,500
Petroleos de Venezuela SA, 5.25%, 4/12/17		4,000	2,465,000
Plains Exploration & Production Co., 7.00%, 3/15/17		580	601,750
			13,362,775
Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)		532	351,075
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (a)		420	426,300
Verso Paper Holdings LLC, Series B, 4.00%, 8/01/14 (b)		450	333,000
			1,110,375
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, 6.50%,
7/15/16 (a)		1,045	1,045,000
Specialty Retail — 0.1%
House of Fraser Plc, 8.88%, 8/15/18 (a)	GBP	349	479,812
Transportation Infrastructure — 0.4%
Aguila 3 SA, 7.88%, 1/31/18 (a)	CHF	1,100	1,215,539
Wireless Telecommunication Services — 0.9%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	1,950	2,023,125
iPCS, Inc., 2.38%, 5/01/13 (b)		1,155	1,045,275
			3,068,400
Total Corporate Bonds — 24.6%			81,044,963

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.3%
DynCorp International, Term Loan, 6.25% – 6.75%, 7/05/16		550	537,349
Hawker Beechcraft Acquisition Co., LLC, Facility Deposit,
2.37%, 3/26/14		49	35,921
SI Organization, Inc., Term Loan B, 4.50%, 11/22/16		1,086	1,020,502
TransDigm, Inc., Term Loan (First Lien), 4.00%, 2/14/17		1,985	1,976,723
Wesco Aircraft Hardware Corp., Term Loan B,
4.25%, 4/07/17		833	835,423
			4,405,918
Airlines — 0.6%
Delta Air Lines, Inc., Term Loan B, 5.50%, 4/20/17		2,020	1,962,713

Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components — 2.1%
Allison Transmission, Inc., Term Loan, 2.75%, 8/07/14	USD	3,564	$3,441,415
Autoparts Holdings Ltd., Term Loan (First Lien),
6.50%, 7/28/17		1,650	1,654,125
Federal-Mogul Corp.:
Term Loan B, 2.18% – 2.19%, 12/29/14		724	682,026
Term Loan C, 2.18% – 2.19%, 12/28/15		369	347,972
GPX International Tire Corp. (c)(f):
12.00%, 3/30/12		4	—
8.37%, 3/31/12		274	—
UCI International, Inc., Term Loan, 5.50%, 7/26/17		943	942,875
			7,068,413
Beverages — 0.0%
Le-Nature's, Inc, Tranche B Term Loan,
9.50%, 3/01/11 (c)(f)		1,000	100
Biotechnology — 0.2%
Grifols SA, Term Loan B, 6.00%, 6/01/17		803	803,325
Building Products — 2.6%
Armstrong World Industries, Inc., Term Loan B,
4.00%, 3/09/18		1,393	1,371,409
CPG International I, Inc., Term Loan B, 6.00%, 2/18/17		2,134	2,005,842
Goodman Global, Inc., Initial Term Loan (First Lien),
5.75%, 10/28/16		3,714	3,702,948
Momentive Performance Materials (Blitz 06-103 GmbH):
Tranche B-1 Term Loan, 3.75%, 5/05/15		356	334,342
Tranche B-2B Term Loan, 4.87%, 5/05/15	EUR	814	1,020,658
United Subcontractors, Inc., Term Loan (First Lien),
4.37%, 6/30/15	USD	181	153,947
			8,589,146
Capital Markets — 1.6%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13		624	620,799
HarbourVest Partners, Term Loan (First Lien),
6.25%, 12/14/16		2,205	2,205,418
Marsico Parent Co., LLC, Term Loan, 5.25% – 5.44%,
12/14/14		117	51,358
Nuveen Investments, Inc. (First Lien):
Extended Term Loan, 5.81% – 5.92%, 5/12/17		1,773	1,698,833
Non-Extended Term Loan, 3.37% – 3.42%, 11/13/14		750	724,544
			5,300,952
Chemicals — 5.6%
American Rock Salt Co., LLC, Term Loan, 5.50%, 4/25/17		1,468	1,430,934
Arizona Chemical, Inc., Term Loan, 4.75%, 11/21/16		8	7,808
Ashland, Inc., Term Loan B, 3.75%, 8/23/18		950	951,834
Chemtura Corp., Term Facility, 5.50%, 8/27/16		1,800	1,795,500
Gentek, Inc., Term Loan B, 1.00%, 10/06/15		1,562	1,543,678
MacDermid, Inc., Tranche C Term Loan,
3.56%, 4/11/14	EUR	1,424	1,915,843
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17	USD	1,393	1,345,401
PQ Corp., Original Term Loan (First Lien),
3.50% – 3.68%, 7/30/14		1,342	1,266,358
Styron Sarl, Term Loan, 6.00%, 8/02/17		2,251	2,053,393
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 10/15/15		3,176	3,152,180
Univar, Inc., Term Loan B, 5.00%, 6/30/17		2,978	2,904,551
			18,367,480
Commercial Services & Supplies — 3.1%
Altegrity, Inc. (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/20/15		1,998	1,973,455
AWAS Finance Luxembourg Sarl, Term Loan,
5.25%, 6/10/16		1,240	1,240,272
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		2,175	2,188,594
KAR Auction Services, Inc., Term Loan B,
5.00%, 5/19/17		2,195	2,181,465
Synagro Technologies, Inc., Term Loan (First Lien),
2.25%, 4/02/14		1,737	1,514,104
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50% – 10.75%, 9/16/16		1,213	1,192,533
			10,290,423

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	49

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Communications Equipment — 0.8%
Avaya, Inc., Term Loan B, 3.06%, 10/24/14	USD	778	$739,323
CommScope, Inc., Term Loan B, 5.00%, 1/14/18		1,989	1,973,099
			2,712,422
Construction & Engineering — 1.0%
BakerCorp International, Inc., Term Loan B, 5.00%, 6/01/18		683	673,038
Brand Energy & Infrastructure Services, Inc. (FR Brand Acqui-
sition Corp.), Synthetic Letter of Credit, 2.63%, 2/07/14		500	403,335
Safway Services LLC, First Out Tranche Loan,
9.00%, 12/16/17		2,100	2,100,000
			3,176,373
Consumer Finance — 1.6%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.),
Term Loan, 5.50%, 5/10/17		5,920	5,404,131
Containers & Packaging — 0.9%
Sealed Air Corp., Term Loan B, 4.75%, 10/03/18		1,631	1,641,790
Smurfit Kappa Acquisitions (JSG):
Term B1, 4.48% – 4.71%, 12/01/14	EUR	458	627,051
Term Loan Facility C1, 4.73% – 4.96%, 12/31/14		453	623,003
			2,891,844
Diversified Consumer Services — 3.0%
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.23% – 3.32%, 11/20/14 USD 487			427,144
Term Loan, 3.30% – 3.32%, 11/20/14		2,229	1,953,460
Laureate Education, Series A, Extended Term Loan,
5.25%, 8/15/18		4,661	4,342,181
ServiceMaster Co.:
Closing Date Term Loan, 2.74% – 2.83%, 7/24/14		2,936	2,803,916
Delayed Draw Term Loan, 2.75%, 7/24/14		292	279,228
			9,805,929
Diversified Financial Services — 2.1%
Reynolds Group Holdings, Inc., Term Loan B,
6.75%, 2/09/18	EUR	4,975	6,772,044
Diversified Telecommunication Services — 4.2%
Hawaiian Telcom Communications, Inc., Term Loan,
9.00%, 11/01/15	USD	1,814	1,814,824
Integra Telecom Holdings, Inc., Term Loan, 9.25%, 4/15/15		2,000	1,852,710
Level 3 Financing, Inc.:
Add on Term Loan, 11.50%, 3/13/14		1,450	1,506,796
Term Loan B2, 5.75%, 9/03/18		4,600	4,513,750
Tranche A Incremental Term Loan, 2.65%, 3/13/14		2,550	2,471,919
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		1,916	1,819,112
			13,979,111
Electronic Equipment, Instruments & Components — 1.5%
Aeroflex, Inc., Term Loan B, 4.25%, 5/09/18		1,296	1,270,890
CDW LLC, Term Loan, 3.74%, 10/10/14		1,612	1,560,835
Sensata Technologies Finance Company LLC,
Term Loan, 4.00%, 5/11/18		2,195	2,181,245
			5,012,970
Energy Equipment & Services — 3.0%
CCS Corp., Term Loan B, 3.37%, 11/14/14		1,806	1,644,017
Dynegy Holdings, Inc.:
CoalCo Term Loan, 9.25%, 8/04/16		795	781,087
GasCo Term Loan, 9.25%, 8/04/16		1,455	1,449,806
MEG Energy Corp., Term Loan B, 4.00%, 3/16/18		6,100	6,069,500
			9,944,410
Food & Staples Retailing — 2.4%
AB Acquisitions UK Topco 2 Ltd., Facility B1,
3.63% – 3.64%, 7/09/15	GBP	4,525	6,589,138
US Foodservice, Inc., Term Loan B,
2.74% – 2.75%, 7/03/14	USD	1,461	1,349,047
			7,938,185

Floating Rate Loan Interests (b)		Par (000)	Value
Food Products — 5.1%
Advance Pierre Foods, Term Loan:
(First Lien), 7.00% – 7.50%, 9/30/16	USD	2,148	$2,130,576
(Second Lien), 11.25%, 9/29/17		1,400	1,388,338
Birds Eye Iglo Group Ltd. (Liberator Midco Ltd.),
Term Loan B, 5.87%, 4/30/16	EUR	3,000	4,137,277
Del Monte Corp., Term Loan B, 4.50%, 3/08/18	USD	5,844	5,668,850
Michaels Foods Group, Inc., Term Loan B,
4.25%, 2/23/18		323	318,488
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		1,468	1,479,052
Solvest Ltd. (Dole):
Tranche B-1 Term Loan, 5.00% – 6.00%, 7/06/18		583	581,062
Tranche C-1 Term Loan, 5.00% – 6.00%, 7/06/18		1,083	1,079,116
			16,782,759
Health Care Equipment & Supplies — 1.8%
Biomet, Inc.:
Term Loan, 4.49%, 3/25/15	EUR	985	1,318,071
Term Loan B, 3.24% – 3.36%, 3/25/15	USD	484	474,975
Capsugel Healthcare Ltd., Term Loan, 5.25%, 8/01/18		1,500	1,499,070
DJO Finance LLC, Term Loan, 3.25%, 5/20/14		1,013	974,565
Immucor, Inc., Term Loan B, 7.25%, 8/17/18		1,760	1,766,600
			6,033,281
Health Care Providers & Services — 4.5%
CHS/Community Health Systems, Inc.:
Extended Term Loan B, 3.82%, 1/25/17		214	207,877
Non-Extended Delayed Draw Term Loan,
2.57%, 7/25/14		83	80,390
Non-Extended Term Loan, 2.57%, 7/25/14		1,614	1,564,075
ConvaTec, Inc., Term Loan, 5.75%, 12/22/16		1,216	1,188,457
DaVita, Inc., Tranche B Term Loan, 4.50%, 10/20/16		1,886	1,874,982
Emergency Medical Services, Term Loan,
5.25% – 6.00%, 5/25/18		2,079	2,030,843
Harden Healthcare, Inc.:
Tranche A Additional Term Loan, 7.75%, 3/02/15		1,399	1,371,070
Tranche A Term Loan, 8.50%, 3/02/15		844	827,175
inVentiv Health, Inc.:
Incremental Term Loan B3, 6.75%, 5/15/18		748	738,773
Term Loan B, 6.50%, 8/04/16		1,951	1,900,871
Medpace, Inc., Term Loan, 6.50% – 7.25%, 6/16/17		1,496	1,421,437
Renal Advantage Holdings, Inc., Tranche B Term Loan,
5.75%, 12/16/16		1,489	1,486,264
			14,692,214
Health Care Technology — 1.3%
IMS Health, Inc., Term Loan B, 4.50%, 8/25/17		1,496	1,485,444
Kinetic Concepts, Inc., Term Loan B, 7.00%, 11/02/18		1,755	1,761,143
MedAssets, Inc., Term Loan B, 5.25%, 11/16/16		975	965,109
			4,211,696
Hotels, Restaurants & Leisure — 5.4%
Ameristar Casinos, Inc., Term Loan B, 4.00%, 4/13/18		1,566	1,563,120
Caesars Entertainment Operating Co., Inc.
(FKA Harrah's Operating Co., Inc.):
Term Loan B-2, 3.24% – 3.42%, 1/28/15		667	586,573
Term Loan B-3, 3.32% – 3.42%, 1/28/15		4,886	4,295,989
Term Loan B-4, 9.50%, 10/31/16		1,385	1,394,358
Dunkin' Brands, Inc., Term Loan B, 4.00%, 11/23/17		1,783	1,775,443
OSI Restaurant Partners LLC, Pre-Funded RC Loan,
2.69% – 2.75%, 6/14/13		32	30,645
Seaworld Parks & Entertainment, Inc. (FKA SW
Acquisitions Co., Inc.), Term Loan B, 4.00%, 8/17/17		1,432	1,421,594
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 5.25%, 6/30/16		1,260	1,262,127
Twin River Worldwide Holdings, Inc., Term Loan,
7.75%, 11/05/15		1,282	1,264,923

See Notes to Financial Statements.

50	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
VML US Finance LLC:
Term B Delayed Draw Project Loan, 4.75%, 5/25/12	USD	1,608	$1,601,519
Term B Funded Project Loan, 4.75%, 5/27/13		2,783	2,772,649
			17,968,940
Household Durables — 0.0%
Berkline/Benchcraft LLC, Term Loan B,
14.00%, 11/03/13 (c)(f)		148	7,397
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Term Loan B, 4.25%, 6/01/18		1,940	1,934,856
Calpine Corp., Term Loan B, 4.50%, 4/02/18		2,569	2,535,510
Texas Competitive Electric Holdings Co., LLC (TXU),
Extended Term Loan, 4.74% – 4.77%, 10/10/17		5,511	3,735,729
			8,206,095
Industrial Conglomerates — 1.0%
Sequa Corp.:
Incremental Term Loan, 3.50% – 7.50%, 12/03/14		675	675,000
Term Loan, 3.50% – 3.63%, 12/03/14		2,822	2,719,934
			3,394,934
Insurance — 0.5%
CNO Financial Group, Inc., Term Loan B, 6.25%, 9/30/16		1,706	1,701,450
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 7.00%, 10/27/17		1,050	937,125
IT Services — 3.8%
Ceridian Corp., US Term Loan, 3.25%, 11/10/14		1,708	1,564,621
First Data Corp.:
Initial Tranche B-1 Term Loan, 2.99%, 9/24/14		426	394,098
Initial Tranche B-2 Term Loan, 4.24%, 3/23/18		6,558	5,644,782
Initial Tranche B-3 Term Loan, 2.99%, 9/24/14		281	259,627
infoGROUP, Inc., Term Loan, 5.75%, 5/22/18		442	424,915
Trans Union LLC, Term Loan B, 4.75%, 2/12/18		2,845	2,822,287
Travelex Plc:
Tranche B5, 2.70%, 10/31/13		637	631,270
Tranche C5, 3.20%, 10/31/14		632	629,031
			12,370,631
Machinery — 1.5%
Navistar Financial Corp., Term Loan B, 4.50%, 12/16/12		1,015	1,007,036
Tomkins Plc, Term Loan B, 4.25%, 9/21/16		2,010	2,003,886
Terex Corp.:
Term Loan, 6.03%, 4/28/17	EUR	355	475,249
Term Loan B, 5.50%, 4/28/17	USD	1,300	1,296,204
			4,782,375
Media — 20.2%
Acosta, Inc., Term Loan, 4.75% – 5.50%, 3/01/18		1,664	1,632,044
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 10/10/16		2,090	1,918,513
AMC Networks, Inc., Term Loan B, 4.00%, 12/31/18		1,796	1,779,035
Atlantic Broadband Finance LLC, Term Loan B,
4.00%, 3/08/16		914	894,005
Bresnan Telecommunications Co., LLC, Term Loan,
4.50% – 5.25%, 12/14/17		1,558	1,539,389
Catalina Marketing Corp., Term Loan, 3.00%, 10/01/14		289	276,912
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 2.50%, 7/03/14		626	540,631
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,121	1,070,676
Charter Communications Operating LLC:
Term Loan B, 7.25%, 3/06/14		36	35,629
Term Loan C, 3.62%, 9/06/16		628	621,778
Clarke American Corp., Term Loan B,
2.75% – 2.87%, 6/30/14		324	272,218
Clear Channel Communications, Inc., Term Loan B,
3.90%, 1/28/16		2,385	1,864,927

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Cumulus Media, Inc., Term Loan, 5.75%, 9/17/18	USD	1,500	$1,481,250
Gray Television, Inc., Term Loan B, 3.74%, 12/31/14		1,478	1,440,994
HMH Publishing Co. Ltd., Tranche A Term Loan,
6.24%, 6/12/14		1,870	1,327,611
Hubbard Radio LLC, Term Loan (Second Lien),
5.25%, 4/28/17		1,097	1,087,649
Intelsat Jackson Holdings SA (FKA Intelsat Jackson
Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	10,199		10,109,511
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18		3,607	3,578,309
Kabel Deutschland GmbH:
Term Loan A, 3.74%, 3/31/14	EUR	3,043	4,115,623
Term Loan D, 5.37%, 12/13/16		1,000	1,360,717
Term Loan E, 4.62%, 6/15/18	EUR	4,000	5,371,081
Knology, Inc., Term Loan B, 4.00%, 8/18/17	USD	418	407,219
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 4.20%, 3/06/15	EUR	304	356,746
Facility C1, 4.45%, 3/04/16		608	717,697
Liberty Cablevision of Puerto Rico Ltd., Initial Term
Facility, 2.35%, 6/13/14	USD	1,436	1,371,619
Mediacom Illinois LLC, Tranche D Term Loan,
5.50%, 3/31/17		2,212	2,179,219
Newsday LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		1,500	1,548,750
Floating Rate Term Loan, 6.65%, 8/01/13		1,250	1,264,587
Nielsen Finance LLC, Class B Term Loan, 3.99%, 5/02/16		1,714	1,705,201
Serpering Investments BV (Casema NV), Term Loan B,
4.37%, 3/31/17	EUR	619	847,310
Sinclair Television Group, Inc., Term Loan B,
4.00%, 10/28/16	USD	839	838,232
Sunshine Acquisition Ltd., Term Facility, 5.51%, 6/01/12		1,955	1,921,641
Telesat Canada:
Delayed Draw Term Loan, 3.25%, 10/31/14		373	365,313
Term Loan B, 3.25%, 10/31/14		4,345	4,252,834
Univision Communications, Inc., Extended Term Loan
(First Lien), 4.50%, 3/31/17		1,797	1,629,868
UPC Broadband Holding BV:
Term Loan AB, 4.75%, 12/31/17		90	89,550
Term Loan U, 5.37%, 12/31/17	EUR	1,552	2,064,234
Weather Channel, Term Loan B, 4.25%, 2/13/17	USD	2,606	2,605,518
			66,484,040
Metals & Mining — 2.3%
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,304	3,274,076
SunCoke Energy, Inc., Term Loan B, 4.00% – 5.25%, 7/26/18		848	845,755
Walter Energy, Inc., Term Loan B, 4.00%, 4/02/18		3,636	3,619,147
			7,738,978
Multi-Utilities — 0.0%
Mach Gen LLC, Synthetic Letter of Credit Loan (First Lien),
2.37%, 2/22/13		69	62,432
Multiline Retail — 1.6%
Hema Holding BV:
Facility B, 3.35%, 7/06/15	EUR	169	213,626
Facility C, 4.10%, 7/05/16		169	214,797
Facility D, 6.35%, 1/05/17		3,800	4,416,770
The Neiman Marcus Group, Inc., Term Loan,
4.75%, 5/16/18	USD	465	452,650
			5,297,843
Oil, Gas & Consumable Fuels — 2.0%
EquiPower Resources Holdings LLC, Term Loan B,
5.75%, 1/26/18		1,903	1,888,946
Gibson Energy, Term Loan B, 5.75%, 6/14/18		2,195	2,168,451
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		2,380	2,380,313
			6,437,710
Paper & Forest Products — 0.2%
NewPage Corp., Term Loan, 8.00%, 3/07/13		550	551,831
Verso Paper Finance Holdings LLC, Term Loan,
6.51% – 7.26%, 2/01/13 (g)		412	205,898
			757,729

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	51

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals — 2.3%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17	USD	2,680	$2,580,948
Endo Pharmaceuticals Holdings, Inc., Term Loan B,
4.00%, 6/18/18		1,046	1,046,036
Quinteles Transnational Corp., Term Loan B, 5.00%, 6/08/18		1,317	1,296,950
RPI Finance Trust, Term Loan Tranche 2, 4.00%, 5/09/18		1,097	1,092,674
Warner Chilcott Corp.:
Term Loan B-1, 4.25%, 3/15/18		773	766,731
Term Loan B-2, 4.25%, 3/15/18		387	383,365
Term Loan B-3, 4.25%, 3/15/18		532	527,127
			7,693,831
Professional Services — 1.0%
Emdeon Business Services LLC, Term Loan B,
6.75%, 10/15/18		1,800	1,805,202
Fifth Third Processing Solutions LLC, Term Loan B
(First Lien), 4.50%, 11/03/16		1,602	1,593,707
			3,398,909
Real Estate Investment Trusts (REITs) — 0.8%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13		2,493	2,469,545
Real Estate Management & Development — 1.5%
Pivotal Promontory LLC, Term Loan (Second Lien),
12.00%, 8/31/11 (c)(f)		750	1
Realogy Corp.:
Delayed Draw Term Loan, 3.27%, 10/10/13		1,976	1,844,989
Extended Synthetic Letter of Credit Loan,
4.44%, 10/10/16		177	153,645
Extended Term Loan, 4.52%, 10/10/16		2,575	2,232,217
Synthetic Letter of Credit, 3.19%, 10/10/13		81	76,039
Term Loan, 3.44%, 10/10/13		647	603,703
			4,910,594
Road & Rail — 1.0%
Avis Budget Car Rental LLC, Incremental Term Loan,
6.25%, 9/21/18		1,000	1,003,750
RAC Ltd., Term Loan B, 5.66%, 7/30/18	GBP	1,500	2,240,006
			3,243,756
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor, Inc., Extended Maturity Term
Loan, 4.49%, 12/01/16	USD	561	538,116
Microsemi Corp., Term Loan B, 5.75%, 11/02/17		1,471	1,471,019
			2,009,135
Software — 0.6%
Bankruptcy Management Solutions, Inc.:
Term Loan (First Lien), 7.50%, 8/20/14		719	145,683
Term Loan (Second Lien), 8.30%, 8/20/15		258	9,471
Blackboard, Inc., Term Loan B, 7.50%, 10/04/18		450	433,548
Rovi Corp., Term Loan B, 4.00%, 2/07/18		995	996,244
Vertafore, Inc., Term Loan B, 5.25%, 7/29/16		341	332,070
			1,917,016
Specialty Retail — 3.9%
Academy Ltd., Term Loan, 6.00%, 8/03/18		1,900	1,876,250
Burlington Coat Factory Warehouse Corp., Term
Loan B, 6.25%, 2/23/17		1,062	1,037,380
General Nutrition Centers, Inc., Term Loan B,
4.25%, 3/02/18		1,990	1,976,727
J. Crew Group, Inc., Term Loan B, 4.75%, 3/07/18		1,015	952,169
Jo-Ann Stores, Inc., Term Loan B, 4.75%, 3/16/18		606	577,934
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.69%, 10/31/13		820	800,744
Term Loan B-2, 4.88% – 4.94%, 7/31/16		920	900,882
Petco Animal Supplies, Inc., Term Loan B,
4.50%, 11/24/17		2,382	2,346,664
Toys ‘R’ Us Delaware, Inc.:
Term Loan, 6.00%, 9/01/16		2,105	2,069,290
Term Loan B, 5.25%, 5/25/18		499	486,531
			13,024,571

Floating Rate Loan Interests (b)		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.9%
Phillips-Van Heusen Corp., Term Loan B,
4.31% – 4.50%, 5/06/16	EUR	2,096	$2,834,434
Wireless Telecommunication Services — 1.8%
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 2.88%, 3/30/12	USD	1,522	1,514,788
MetroPCS Wireless, Inc., Term Loan B, 4.00%, 3/16/18		1,062	1,045,873
Vodafone Americas Finance 2, Inc. (g):
PIK Term Loan, 6.88%, 8/11/15		2,408	2,408,234
PIK Term Loan B, 6.25%, 7/11/16		800	804,000
			5,772,895
Total Floating Rate Loan Interests — 106.0%			349,568,204

Foreign Agency Obligations
Argentina Bonos:
0.44%, 8/03/12 (b)		1,250	1,195,620
7.00%, 10/03/15		2,000	1,766,334
Colombia Government International Bond,
3.90%, 3/17/13 (b)		540	545,400
Uruguay Government International Bond,
6.88%, 1/19/16	EUR	950	1,422,305
Total Foreign Agency Obligations — 1.5%			4,929,659

Other Interests (h)	Beneficial Interest (000)
Auto Components — 0.8%
Delphi Debtor-in-Possession Holding Co., LLP, Class B
Membership Interests (c)	USD	—(i)	2,687,136
Lear Corp. Escrow (c)		500	5,000
			2,692,136
Diversified Financial Services — 0.4%
BGT JGW SPV, LLC (JG Wentworth LLC Preferred
Equity Interests) (c)(j)		1	1,269,904
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc. (c)		1	96
Hotels, Restaurants & Leisure — 0.0%
Wembley Contigent (c)		2	6,000
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (c)		6	—
Total Other Interests — 1.2%			3,968,136

Warrants (k)		Shares
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)		166	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		19,023	190
(Expires 9/30/14)		3,424	34
			224
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)		251	3
HMH Holdings/EduMedia (Expires 3/09/17)		21,894	—
			3
Total Warrants — 0.0%			227
Total Long-Term Investments
(Cost — $463,999,793) — 136.6%			450,531,364

See Notes to Financial Statements.

52	ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class 0.14% (l)(m)	1,071,567	$1,071,567
Total Short-Term Securities
(Cost — $1,071,567) — 0.3%		1,071,567

Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC, Strike Price USD 942.86,
Expires 12/21/19, Broker Goldman Sachs Bank USA	26	—
Total Options Purchased
(Cost — $25,422) — 0.0%		—
Total Investments (Cost — $465,096,782*) — 136.9%		451,602,931
Liabilities in Excess of Other Assets — (36.9)%		(121,772,326)
Net Assets — 100.0%		$329,830,605

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$462,508,581
Gross unrealized appreciation	$8,056,994
Gross unrealized depreciation	(18,962,644)
Net unrealized depreciation	$(10,905,650)

(a)	Security exempt from registration pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Non-income producing security.
(d)	Convertible security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(h)	Other interests represent beneficial interest in liquidation trusts and other reorganization or private entities.
(i)	Amount is less than $500.
(j)	The investment is held by a wholly owned subsidiary.
(k)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2010	Net Activity	Shares Held at October 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	8,770,511	(7,698,944)	1,071,567	$4,488

(m)	Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s and industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of October 31, 2011 were as follows:
Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	179,000	USD	172,140	Citibank NA	1/18/12	$7,137
GBP	605,000	USD	947,939	Citibank NA	1/18/12	24,024
USD	1,179,725	CHF	1,055,000	UBS AG	1/18/12	(23,932)
USD	12,660,475	GBP	8,123,500	Citibank NA	1/18/12	(390,339)
USD	55,389,402	EUR	40,275,000	Citibank NA	1/25/12	(307,702)
Total						$(690,812)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund's perceived risk of investing in those securities. For information about the Fund's policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term
Investments:
Asset-Backed
Securities	—	$3,398,916	$6,561,220	$9,960,136
Common
Stocks	$84,261	741,144	234,634	1,060,039
Corporate
Bonds	—	81,044,963	—	81,044,963
Floating
Rate Loan
Interests	—	317,101,379	32,466,825	349,568,204
Foreign Agency
Obligations	—	1,967,705	2,961,954	4,929,659
Other
Interests	—	2,687,136	1,281,000	3,968,136
Warrants	—	—	227	227
Short-Term
Securities	1,071,567	—	—	1,071,567
Total	$1,155,828	$406,941,243	$43,505,860	$451,602,931

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	53

Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$31,161	—	$31,161
Liabilities:
Foreign currency
exchange
contracts	—	(721,973)	—	(721,973)
Total	—	$(690,812)	—	$(690,812)

[1]	Derivative financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations	Other Interests	Preferred Securities	Unfunded Loan Commitments Assets	Unfunded Loan Commitments Liabilities	Warrants	Total
Assets/Liabilities:
Balance, as of
October 31, 2010	—	$595,520	$61,912	$64,699,477	$4,228,067	$5,533,239	$85,828	$160,394	$(42,707)	$227	$75,321,957
Accrued discounts/
premiums	$85,168	—	101,941	258,256	197,954	—	—	—	—	—	643,319
Realized gain (loss)	—	(348,191)	(1,019,809)	(5,061,690)	70,260	—	136,990	—	—	—	(6,222,440)
Net change in unrealized
appreciation/
depreciation[1]	(694,398)	(132,121)	947,258	4,872,207	(284,327)	117,404	(31,032)	(160,394)	42,707	—	4,677,304
Purchases	6,613,650	—	38,466	27,438,429	—	26,311	—	—	—	—	34,116,856
Sales	—	(38,760)	(129,768)	(49,981,028)	(1,250,000)	—	(191,786)	—	—	—	(51,591,342)
Transfers in2	556,800	158,186	—	2,149,987	—	—	—	—	—	—	2,864,973
Transfers out[2]	—	—	—	(11,908,813)	—	(4,395,954)	—	—	—	—	(16,304,767)
Balance, as of
October 31, 2011	$6,561,220	$234,634	—	$32,466,825	$2,961,954	$1,281,000	—	—	—	$227	$43,505,860

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at October 31, 2011 was $(1,698,378).
[2]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Credit Contracts
Assets:
Balance, as of October 31, 2010	$19,172
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	(19,172)
Purchases	—
Issuances[4]	—
Sales	—
Settlements[5]	—
Transfers in2	—
Transfers out[2]	—
Balance, as of October 31, 2011	—

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at October 31, 2011 was $0.
[4]	Issuances represent upfront cash received on certain derivative financial instruments.
[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

54	ANNUAL REPORT	OCTOBER 31, 2011

Statements of Assets and Liabilities

October 31, 2011	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)
Assets
Investments at value — unaffiliated[1]	$157,339,860	$661,625,983	$308,674,023	$1,034,611,319	$450,531,364
Investments at value — affiliated[2]	1,362,932	405,708	2,459,914	3,823,108	1,071,567
Unrealized appreciation on swaps	85,804	389,756	483,080	1,619,608	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	31,161
Cash	41,703	168,875	70,000	652,836	—
Cash pledged as collateral for financial futures contracts	517,000	2,246,000	805,000	2,389,940	—
Cash pledged as collateral for reverse repurchase agreements	—	—	—	690,000	—
Cash pledged as collateral for swaps	600,000	1,270,000	—	5,350,000	—
Interest receivable	2,359,673	10,314,414	4,562,840	16,006,139	1,613,341
Investments sold receivable	715,259	1,727,818	1,361,222	4,672,842	8,010,494
Reverse repurchase agreements receivable	372,450	960,076	2,207,010	8,598,980	—
Swaps premiums paid	247,862	1,050,104	605,709	1,557,261	—
Swaps receivable	13,608	62,192	61,081	213,170	—
Foreign currency at value[3]	10,294	39,404	497	47	—
Dividends receivable	2,000	336	225	517	418
Prepaid expenses	6,616	15,844	22,905	61,431	54,023
Other assets	456	89,507	51,943	138,860	106,808
Total assets	163,675,517	680,366,017	321,365,449	1,080,386,058	461,419,176

Liabilities
Reverse repurchase agreements	53,267,631	213,033,213	92,971,273	339,303,168	—
Loan payable	—	—	—	—	122,000,000
Options written at value[4]	257,909	1,103,277	1,409,148	4,883,907	—
Unrealized depreciation on swaps	639,459	2,779,458	1,358,515	4,492,722	—
Unrealized depreciation on foreign currency exchange contracts	2,106	9,016	—	—	721,973
Cash received as collateral for reverse repurchase agreements	—	—	325,000	848,000	—
Cash received as collateral for swaps	—	—	—	700,000	—
Investments purchased payable	362,501	1,529,078	1,192,636	4,078,480	7,845,710
Margin variation payable	287,296	1,253,555	383,266	1,208,177	—
Investment advisory fees payable	80,372	335,809	168,017	567,361	278,383
Swaps premiums received	98,903	418,708	201,767	641,936	—
Interest expense payable	32,175	143,436	69,913	361,942	98,390
Swaps payable	32,658	135,503	72,862	240,074	—
Income dividends payable	27,362	124,515	36,737	226,785	47,461
Officer's and Directors' fees payable	538	90,328	58,445	153,605	109,199
Bank overdraft on foreign currency at value[3]	—	—	—	—	67,411
Other accrued expenses payable	57,470	131,399	179,203	342,726	420,044
Total liabilities	55,146,380	221,087,295	98,426,782	358,048,883	131,588,571
Net Assets	$108,529,137	$459,278,722	$222,938,667	$722,337,175	$329,830,605

Net Assets Consist of
Paid-in capital[5,6,7]	$235,477,660	$937,350,272	$422,218,171	$1,123,084,063	$428,621,718
Undistributed net investment income	810,163	2,350,278	787,825	1,025,075	5,628,436
Accumulated net realized loss	(133,350,575)	(497,436,803)	(203,449,517)	(412,956,597)	(90,227,574)
Net unrealized appreciation/depreciation	5,591,889	17,014,975	3,382,188	11,184,634	(14,191,975)
Net Assets	$108,529,137	$459,278,722	$222,938,667	$722,337,175	$329,830,605
Net asset value	$10.52	$11.25	$12.07	$13.94	$13.97
[1] Investments at cost — unaffiliated	$151,184,693	$642,166,810	$303,928,660	$1,018,748,047	$464,025,215
[2] Investments at cost — affiliated	$1,362,932	$405,708	$2,459,914	$3,823,108	$1,071,567
[3] Foreign currency at cost	$12,054	$46,155	$459	$43	$(69,028)
[4] Premiums received	$129,600	$554,400	$851,400	$2,923,700	—
[5] Common shares par value per share	$0.100	$0.100	$0.001	$0.001	$0.001
[6] Common shares outstanding	10,311,941	40,807,418	18,467,785	51,828,157	23,616,745
[7] Common shares authorized	199,994,540	199,978,000	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	55

Statements of Operations

Year Ended October 31, 2011	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)
Investment Income
Interest	$8,059,109	$34,533,976	$15,284,006	$51,582,916	$28,901,520
Dividends — unaffiliated	306,005	332,756	72,951	1,829,954	—
Income — affiliated	824	9,358	9,838	31,528	13,587
Facility and other fees	—	—	—	—	111,972
Total income	8,365,938	34,876,090	15,366,795	53,444,398	29,027,079

Expenses
Investment advisory	884,816	3,796,125	1,838,844	6,192,077	3,491,061
Professional	60,097	461,461	80,727	389,219	317,644
Accounting services	42,295	89,744	56,942	130,008	57,689
Printing	10,042	44,563	64,686	158,254	62,789
Custodian	20,124	40,640	29,681	60,001	161,912
Officer and Directors	12,398	55,147	28,648	92,024	43,471
Transfer agent	35,562	88,349	11,780	17,606	22,799
Commissions for Preferred Shares	5,877	46,069	10,120	57,686	8,234
Registration	9,372	14,227	9,372	18,070	9,481
Borrowing costs[1]	—	—	—	—	378,407
Miscellaneous	31,665	54,068	43,785	85,353	74,392
Total expenses excluding interest expense	1,112,248	4,690,393	2,174,585	7,200,298	4,627,879
Interest expense	130,498	498,474	184,655	739,372	1,245,385
Total expenses	1,242,746	5,188,867	2,359,240	7,939,670	5,873,264
Less fees waived by advisor	(896)	(3,835)	(3,273)	(10,610)	(431,176)
Less fees paid indirectly	(21)	(75)	(23)	(136)	—
Total expenses after fees waived and paid indirectly	1,241,829	5,184,957	2,355,944	7,928,924	5,442,088
Net investment income	7,124,109	29,691,133	13,010,851	45,515,474	23,584,991

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,266,758	2,608,897	1,593,588	4,505,460	1,935,296
Financial futures contracts	(3,130,213)	(13,357,266)	(3,586,041)	(11,928,642)	—
Foreign currency transactions	11,537	31,217	—	(25)	(5,403,756)
Options written	(40,906)	(172,975)	(53,664)	(154,409)	—
Swaps	(452,769)	(1,816,534)	(1,008,740)	(3,406,631)	1,581
	(2,345,593)	(12,706,661)	(3,054,857)	(10,984,247)	(3,466,879)
Net change in unrealized appreciation/depreciation on:
Investments	(124,729)	(893,116)	(2,431,629)	(12,180,752)	(11,698,167)
Financial futures contracts	119,839	575,672	109,368	(73,058)	—
Foreign currency transactions	(3,925)	(15,599)	(3)	—	5,277,129
Options written	(128,309)	(548,877)	(557,748)	(1,960,207)	—
Swaps	(553,655)	(2,389,702)	(875,435)	(2,873,114)	(19,172)
Unfunded loan commitments	—	—	—	—	(117,687)
	(690,779)	(3,271,622)	(3,755,447)	(17,087,131)	(6,557,897)
Total realized and unrealized loss	(3,036,372)	(15,978,283)	(6,810,304)	(28,071,378)	(10,024,776)

Dividends to Preferred Shareholders From
Net investment income	(61,138)	(506,078)	(23,469)	(646,135)	(90,614)
Net Increase in Net Assets Resulting from Operations	$4,026,599	$13,206,772	$6,177,078	$16,797,961	$13,469,601

[1]	See Note 6 of the Notes to the Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

56	ANNUAL REPORT	OCTOBER 31, 2011

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust I, Inc. (PSW)		BlackRock Credit Allocation Income Trust II, Inc. (PSY)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$7,124,109	$6,504,548	$29,691,133	$29,526,710
Net realized loss	(2,345,593)	(3,995,338)	(12,706,661)	(33,383,348)
Net change in unrealized appreciation/depreciation	(690,779)	20,132,597	(3,271,622)	104,507,204
Dividends to Preferred Shareholders from net investment income	(61,138)	(611,907)	(506,078)	(2,578,803)
Net increase in net assets applicable to Common Shareholders resulting from operations	4,026,599	22,029,900	13,206,772	98,071,763

Dividends and Distributions to Common Shareholders From
Net investment income	(6,305,752)	(6,360,087)	(26,912,492)	(29,029,600)
Tax return of capital	—	(909,831)	—	(5,350,650)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(6,305,752)	(7,269,918)	(26,912,492)	(34,380,250)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,279,153)	14,759,982	(13,705,720)	63,691,513
Beginning of year	110,808,290	96,048,308	472,984,442	409,292,929
End of year	$108,529,137	$110,808,290	$459,278,722	$472,984,442
Undistributed net investment income	$810,163	$114,857	$2,350,278	$324,705

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	57

Statements of Changes in Net Assets (continued)

	BlackRock Credit Allocation Income Trust III (BPP)		BlackRock Credit Allocation Income Trust IV (BTZ)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$13,010,851	$13,514,214	$45,515,474	$44,282,613
Net realized gain (loss)	(3,054,857)	(12,773,618)	(10,984,247)	712,631
Net change in unrealized appreciation/depreciation	(3,755,447)	39,939,765	(17,087,131)	109,629,309
Dividends to Preferred Shareholders from net investment income	(23,469)	(202,609)	(646,135)	(3,511,929)
Net increase in net assets applicable to Common Shareholders resulting from operations	6,177,078	40,477,752	16,797,961	151,112,624

Dividends and Distributions to Common Shareholders From
Net investment income	(12,336,480)	(14,081,286)	(43,820,706)	(41,824,719)
Tax return of capital	—	(1,431,653)	—	(14,927,112)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(12,336,480)	(15,512,939)	(43,820,706)	(56,751,831)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(6,159,402)	24,964,813	(27,022,745)	94,360,793
Beginning of year	229,098,069	204,133,256	749,359,920	654,999,127
End of year	$222,938,667	$229,098,069	$722,337,175	$749,359,920
Undistributed net investment income	$787,825	$328,304	$1,025,075	$525,038

See Notes to Financial Statements.

58	ANNUAL REPORT	OCTOBER 31, 2011

Statements of Changes in Net Assets (concluded)

	BlackRock Floating Rate Income Trust (BGT)
	Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010
Operations
Net investment income	$23,584,991	$22,931,750
Net realized loss	(3,466,879)	(7,990,225)
Net change in unrealized appreciation/depreciation	(6,557,897)	33,559,226
Dividends to Preferred Shareholders from net investment income	(90,614)	(893,902)
Net increase in net assets applicable to Common Shareholders resulting from operations	13,469,601	47,606,849

Dividends and Distributions to Common Shareholders From
Net investment income	(25,653,072)	(19,496,826)

Capital Share Transactions
Reinvestment of common dividends	577,941	453,913

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(11,605,530)	28,563,936
Beginning of year	341,436,135	312,872,199
End of year	$329,830,605	$341,436,135
Undistributed net investment income	$5,628,436	$10,644,933

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	59

Statements of Cash Flows

Year Ended October 31, 2011	BlackRock Credit Allocation Income Trust I, Inc. (PSW)	BlackRock Credit Allocation Income Trust II, Inc. (PSY)	BlackRock Credit Allocation Income Trust III (BPP)	BlackRock Credit Allocation Income Trust IV (BTZ)	BlackRock Floating Rate Income Trust (BGT)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations, excluding dividends
to Preferred Shareholders	$4,087,737	$13,712,850	$6,200,547	$17,444,096	$13,560,215
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(249,203)	(1,102,309)	(846,444)	(2,134,979)	1,627,555
(Increase) decrease in swap receivable	(13,608)	(62,192)	(61,081)	(213,170)	6,730
(Increase) decrease in other assets	166,547	1,256,816	2,461	(6,890)	240,290
Decrease in prepaid expenses	9,470	30,165	11,727	38,547	76,586
Decrease in commitment fees receivable	—	—	—	—	9,782
(Increase) decrease in dividends receivable	(2,000)	(336)	(225)	706,335	1,272
Decrease in margin variation receivable	8,063	14,375	8,625	166,094	—
Decrease in dividends receivable — affiliated	—	283	208	—	—
Decrease in cash pledged as collateral for reverse
repurchase agreements	—	—	325,000	158,000	—
Increase in cash pledged as collateral for financial futures contracts	(467,000)	(2,186,000)	(765,000)	(1,759,940)	—
(Increase) decrease in cash pledged as collateral for swaps	(600,000)	(1,270,000)	—	(4,650,000)	100,000
Increase in investment advisory fees payable	676	1,213	4,332	11,705	42,578
Increase in interest expense and fees payable	31,064	143,409	69,913	361,942	34,189
Decrease in other affiliates payable	(968)	(4,048)	(1,856)	(6,636)	(2,636)
Decrease in other liabilities	—	—	—	—	(196,354)
Increase in other accrued expenses payable	22,782	76,660	81,167	164,430	98,421
Increase in margin variation payable	287,296	1,253,555	383,266	1,208,177	—
Increase in swaps payable	32,658	135,503	72,862	240,074	—
Increase (decrease) in Officer’s and Directors’ fees payable	278	4,081	2,362	20,059	3,941
Net periodic and termination payments of swaps	(148,959)	(631,396)	(403,942)	(915,325)	—
Net realized and unrealized (gain) loss on investments	(415,306)	1,411,073	2,324,892	12,666,726	4,801,747
Amortization of premium and accretion of discount on investments	275,999	1,470,810	646,032	2,068,898	(3,041,192)
Paid-in-kind income	—	—	—	—	3,982
Premiums received from options written	255,600	1,087,200	1,141,085	3,937,635	—
Proceeds from sales of long-term investments	76,845,818	312,213,871	133,081,838	506,046,675	424,548,661
Purchases of long-term investments	(84,611,768)	(341,244,282)	(181,824,016)	(611,946,163)	(449,027,119)
Net proceeds from sales of short-term securities	4,521,166	1,077,859	32,006,613	23,101,556	7,698,944
Premiums paid on closing options written	(166,906)	(705,775)	(343,350)	(1,168,344)	—
Cash provided by (used for) operating activities	(130,564)	(13,316,615)	(7,882,984)	(54,460,498)	587,592

Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	64,934,501	303,838,198	126,218,237	451,862,673	380,000,000
Cash payments on borrowings	(18,121,820)	(93,770,061)	(35,453,974)	(121,158,485)	(296,000,000)
Cash payments on redemption of Preferred Shares	(40,250,000)	(169,025,000)	(70,425,000)	(231,000,000)	(58,800,000)
Cash dividends paid to Common Shareholders	(6,309,486)	(26,938,952)	(12,360,466)	(43,957,502)	(25,027,670)
Cash dividends paid to Preferred Shareholders	(70,242)	(572,540)	(25,813)	(691,245)	(102,862)
Increase (decrease) in bank overdraft	—	—	—	—	(657,169)
Cash provided by (used for) financing activities	182,953	13,531,645	7,952,984	55,055,441	(587,701)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(1,793)	(6,751)	(3)	1	109

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	50,596	208,279	69,997	594,944	—
Cash and foreign currency at beginning of year	1,401	—	500	57,939	—
Cash and foreign currency at end of year	$51,997	$208,279	$70,497	$652,883	—

Cash Flow Information
Cash paid during the year for interest and fees	$99,434	$355,065	$114,742	$377,430	$1,211,196

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	—	$577,941

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

60	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Credit Allocation Income Trust I, Inc. (PSW)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.75	$9.31	$7.43	$19.54	$22.25
Net investment income[1]	0.69	0.63	0.86	1.70	2.01
Net realized and unrealized gain (loss)	(0.30)	1.58	2.06	(12.06)	(2.41)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.06)	(0.08)	(0.48)	(0.71)
Net increase (decrease) from investment operations	0.38	2.15	2.84	(10.84)	(1.11)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.61)	(0.62)	(0.83)	(1.22)	(1.18)
Tax return of capital	—	(0.09)	(0.13)	(0.05)	(0.42)
Total dividends and distributions	(0.61)	(0.71)	(0.96)	(1.27)	(1.60)
Net asset value, end of year	$10.52	$10.75	$9.31	$7.43	$19.54
Market price, end of year	$9.25	$9.67	$8.24	$7.00	$17.29

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	4.55%	24.77%[3]	46.46%	(58.09)%	(5.03)%
Based on market price	2.20%	26.81%	37.59%	(55.38)%	(12.05)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.14%	1.16%	1.61%	2.00%	1.32%
Total expenses after fees waived and paid indirectly[4]	1.14%	1.14%	1.59%	2.00%	1.32%
Total expenses after fees waived and paid indirectly and excluding
interest expense[4]	1.02%	1.13%	1.44%	1.48%	1.29%
Net investment income[4]	6.56%	6.28%	12.45%	10.79%	9.38%
Dividends to Preferred Shareholders	0.06%	0.59%	1.09%	3.03%	3.29%
Net investment income to Common Shareholders	6.50%	5.69%	11.36%	7.76%	6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$108,529	$110,808	$96,048	$76,430	$201,155
Preferred Shares outstanding at $25,000 liquidation preference,
end of year (000)	—	$40,250	$40,250	$68,250	$136,500
Borrowings outstanding, end of year (000)	$53,268	$6,083	$4,972	$4,024	$590
Average borrowings outstanding during the year (000)	$34,952	$5,269	$5,321	$25,692	$2,690
Portfolio turnover	53%	66%	36%	119%	88%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of year	—	$93,831	$84,663	$53,009	$61,846
Asset coverage, end of period per $1,000	$3,037	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 24.54%.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	61

Financial Highlights	BlackRock Credit Allocation Income Trust II, Inc. (PSY)

	Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.59	$10.03	$7.96	$19.93	$22.36
Net investment income[1]	0.73	0.72	1.11	1.73	2.02
Net realized and unrealized gain (loss)	(0.40)	1.74	2.17	(11.84)	(2.35)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.06)	(0.09)	(0.49)	(0.73)
Net increase (decrease) from investment operations	0.32	2.40	3.19	(10.60)	(1.06)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.66)	(0.71)	(1.12)	(1.15)	(1.16)
Tax return of capital	—	(0.13)	(0.00)[2]	(0.22)	(0.21)
Total dividends and distributions	(0.66)	(0.84)	(1.12)	(1.37)	(1.37)
Net asset value, end of year	$11.25	$11.59	$10.03	$7.96	$19.93
Market price, end of year	$9.74	$10.39	$8.90	$8.10	$16.94

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.71%	25.70%[4]	48.36%	(55.71)%	(4.35)%
Based on market price	0.16%	26.99%	29.37%	(46.97)%	(9.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.12%	1.04%	1.41%	1.90%	1.27%
Total expenses after fees waived and paid indirectly[5]	1.12%	1.03%	1.41%	1.90%	1.27%
Total expenses after fees waived and paid indirectly and excluding
interest expense[5]	1.01%	1.02%	1.33%	1.40%	1.23%
Net investment income[5]	6.42%	6.66%	15.05%	10.71%	9.29%
Dividends to Preferred Shareholders	0.11%	0.58%	1.19%	3.04%	3.34%
Net investment income to Common Shareholders	6.31%	6.08%	13.86%	7.67%	5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$459,279	$472,984	$409,293	$323,132	$809,411
Preferred Shares outstanding at $25,000 liquidation preference,
end of year (000)	—	$169,025	$169,025	$275,000	$550,000
Borrowings outstanding, end of year (000)	$213,033	$4,020	$9,511	$54,369	—
Average borrowings outstanding during the year (000)	$137,824	$13,407	$15,842	$94,908	$14,375
Portfolio turnover	50%	73%	16%	120%	81%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of year	—	$94,968	$85,547	$54,408	$61,817
Asset coverage, end of year per $1,000	$3,156	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 25.37%.
[5]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

62	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Credit Allocation Income Trust III (BPP)

	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$12.41	$11.05	$8.77	$19.47	$24.52	$24.43
Net investment income	0.70 [1]	0.73 [1]	1.09 [1]	1.48 [1]	2.05	2.05
Net realized and unrealized gain (loss)	(0.37)	1.48	2.40	(10.74)	(4.72)	0.62
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.00)[2]	(0.01)	(0.03)	(0.31)	(0.62)	(0.46)
Net realized gain	—	—	—	—	—	(0.12)
Net increase (decrease) from investment operations	0.33	2.20	3.46	(9.57)	(3.29)	2.09
Dividends and distributions to Common Shareholders from:
Net investment income	(0.67)	(0.76)	(0.95)	(0.83)	(1.59)	(1.58)
Net realized gain	—	—	—	—	(0.02)	(0.42)
Tax return of capital	—	(0.08)	(0.23)	(0.30)	(0.15)	—
Total dividends and distributions	(0.67)	(0.84)	(1.18)	(1.13)	(1.76)	(2.00)
Net asset value, end of year	$12.07	$12.41	$11.05	$8.77	$19.47	$24.52
Market price, end of year	$10.53	$11.23	$9.94	$8.51	$17.31	$26.31

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	3.56%	21.52%	47.16%	(51.22)%[4]	(13.86)%	8.89%
Based on market price	(0.16)%	22.25%	36.42%	(46.76)%[4]	(28.62)%	17.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.05%	1.09%	1.66%	1.96%[6]	1.46%	1.62%
Total expenses after fees waived and paid indirectly[5]	1.05%	1.08%	1.64%	1.96%[6]	1.45%	1.62%
Total expenses after fees waived and paid indirectly and excluding
interest expense[5]	0.96%	1.07%	1.39%	1.39%[6]	1.24%	1.25%
Net investment income[5]	5.78%	6.31%	13.08%	10.53%[6]	8.90%	8.46%
Dividends to Preferred Shareholders	0.01%	0.10%	0.38%	2.19%[6]	2.70%	1.89%
Net investment income to Common Shareholders	5.77%	6.21%	12.70%	8.34%[6]	6.20%	6.58%

Supplemental Data
Net assets applicable to Common Shareholders,
end of year (000)	$222,939	$229,098	$204,133	$161,311	$358,017	$449,995
Preferred Shares outstanding at $25,000 liquidation preference,
end of year (000)	—	$70,425	$70,425	$110,400	$220,800	$220,800
Borrowings outstanding, end of year (000)	$92,971	—	$13,235	$44,281	—	—
Average borrowings outstanding during the year (000)	$51,264	$2,121	$16,330	$51,995	$903	1,303
Portfolio turnover	48%	67%	16%	121%	97%	91%
Asset coverage per Preferred Share at $25,000 liquidation
preference, end of year	—	$106,328	$97,465	$61,540	$65,554	$75,965
Asset coverage, end of year per $1,000	$3,398	—	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to Preferred Shareholders.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	63

Financial Highlights	BlackRock Credit Allocation Income Trust IV (BTZ)

	Year Ended October 31,				Period December 27, 2006[1] to October 31, 2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$14.46	$12.64	$10.59	$21.39	$23.88 [2]
Net investment income	0.88 [3]	0.85 [3]	0.99 [3]	1.33 [3]	1.25
Net realized and unrealized gain (loss)	(0.54)	2.14	2.54	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.07)	(0.07)	(0.33)	(0.31)
Net increase (decrease) from investment operations	0.33	2.92	3.46	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.85)	(0.81)	(0.93)	(0.90)	(0.93)
Tax return of capital	—	(0.29)	(0.48)	(0.84)	(0.47)
Total dividends and distributions	(0.85)	(1.10)	(1.41)	(1.74)	(1.40)
Capital charge with respect to issuance of:
Common Shares	—	—	—	—	(0.04)
Preferred Shares	—	—	—	—	(0.13)
Total capital charges	—	—	—	—	(0.17)
Net asset value, end of year	$13.94	$14.46	$12.64	$10.59	$21.39
Market price, end of year	$12.08	$13.02	$10.96	$9.36	$18.65

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	3.28%	25.16%	41.06%	(44.27)%	(4.42)%[5]
Based on market price	(0.60)%	29.98%	38.38%	(43.51)%	(20.34)%[5]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.09%	1.12%	1.60%	1.65%	1.90%[7]
Total expenses after fees waived and paid indirectly[6]	1.09%	1.11%	1.58%	1.65%	1.88%[7]
Total expenses after fees waived and paid indirectly and excluding interest expense[6]	0.99%	1.07%	1.24%	1.21%	1.04%[7]
Net investment income[6]	6.25%	6.33%	9.93%	7.63%	6.50%[7]
Dividends to Preferred Shareholders	0.09%	0.50%	0.74%	1.89%	1.64%[7]
Net investment income to Common Shareholders	6.16%	5.83%	9.19%	5.74%	4.86%[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$722,337	$749,360	$654,999	$548,612	$1,108,534
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	$231,000	$231,000	$231,000	$462,000
Borrowings outstanding, end of year (000)	$339,303	—	$61,576	$223,512	$88,291
Average borrowings outstanding during the year (000)	$182,843	$63,660	$76,521	$107,377	$96,468
Portfolio turnover	54%	64%	30%	126%	35%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	$106,104	$95,892	$84,384	$89,737
Asset coverage, end of year per $1,000	$3,129	—	—	—	—

[1]	Commencement of operations.
[2]	Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
[3]	Based on average shares outstanding.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Do not reflect the effect of dividends to Preferred Shareholders.
[7]	Annualized.

See Notes to Financial Statements.

64	ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Year Ended October 31,			Period January 1, 2008 to October 31, 2008	Year Ended December 31,
	2011	2010	2009		2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$14.48	$13.29	$11.24	$17.71	$19.11	$19.13
Net investment income	1.00 [1]	0.97 [1]	0.98 [1]	1.42 [1]	2.03	1.99
Net realized and unrealized gain (loss)	(0.42)	1.09	2.72	(6.62)	(1.39)	(0.06)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.00)[2]	(0.04)	(0.04)	(0.24)	(0.54)	(0.48)
Net realized gain	—	—	—	—	—	(0.01)
Net increase (decrease) from investment operations	0.58	2.02	3.66	(5.44)	0.10	1.44
Dividends and distributions to Common Shareholders from:
Net investment income	(1.09)	(0.83)	(1.19)	(1.03)	(1.14)	(1.44)
Net realized gain	—	—	—	—	—	(0.02)
Tax return of capital	—	—	(0.42)	—	(0.36)	—
Total dividends and distributions	(1.09)	(0.83)	(1.61)	(1.03)	(1.50)	(1.46)
Net asset value, end of year	$13.97	$14.48	$13.29	$11.24	$17.71	$19.11
Market price, end of year	$13.00	$14.52	$12.58	$9.63	$15.78	$19.27

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	4.03%	15.55%	39.51%	(31.62)%[4]	0.98%	7.93%
Based on market price	(3.46)%	22.41%	54.14%	(34.24)%[4]	(10.92)%	21.31%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.73%	1.43%	1.96%	2.22%[6]	1.67%	1.75%
Total expenses after fees waived and paid indirectly[5]	1.60%	1.25%	1.68%	1.89%[6]	1.33%	1.43%
Total expenses after fees waived and paid indirectly and excluding
interest expense[5]	1.24%	1.15%	1.24%	1.21%[6]	1.16%	1.19%
Net investment income[5]	6.95%	7.01%	8.92%	10.56%[6]	10.83%	10.38%
Dividends to Preferred Shareholders	0.03%	0.27%	0.38%	1.75%[6]	2.88%	2.51%
Net investment income to Common Shareholders	6.92%	6.74%	8.54%	8.81%[6]	7.95%	7.87%

Supplemental Data
Net assets applicable to Common Shareholders,
end of year (000)	$329,831	$341,436	$312,872	$264,590	$417,086	$449,065
Preferred Shares outstanding at $25,000 liquidation preference,
end of year (000)	—	$58,800	$58,800	$58,800	$243,450	$243,450
Borrowings outstanding, end of year (000)	$122,000	$38,000	$14,000	$123,150	—	$26,108
Average borrowings outstanding during the year (000)	$120,334	$24,321	$53,156	$71,780	$10,524	$19,562
Portfolio turnover	89%	87%	42%	25%	41%	50%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of year	—	$170,174	$158,029	$137,505	$67,849	$73,810
Asset coverage, end of year per $1,000	$3,704	—	—	—	—	—

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Do not reflect the effect of dividends to Preferred Shareholders.
[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2011	65

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust I, Inc. (“PSW”) and BlackRock Credit Allocation Income Trust II, Inc. (“PSY”) are registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock Credit Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) are registered as non-diversified, closed-end management investment companies under the 1940 Act. PSW and PSY are organized as Maryland corporations. BPP, BTZ and BGT are organized as Delaware statutory trusts. PSW, PSY, BPP, BTZ and BGT are collectively referred to as the “Funds” or individually as the “Fund”. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Directors and Board of Trustees of the Funds, as applicable, are referred to throughout this report as the “Board of Directors” or the “Board” and the directors, thereof are collectively referred to throughout this report as “Directors.” The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and

66	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations: The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Funds may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly

ANNUAL REPORT	OCTOBER 31, 2011	67

Notes to Financial Statements (continued)

leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

Reverse Repurchase Agreements: The Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ

68	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BGT has a wholly owned taxable subsidiary organized as a limited liability company (the “Taxable Subsidiary”) which is listed in the Schedule of Investments. The Taxable Subsidiary enables the Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on the investment held by the Taxable Subsidiary is taxable to such subsidiary. An income tax provision for all income, including realized and unrealized gains, if any, of the Taxable Subsidiary is reflected as a reduction in the value of the Taxable Subsidiary.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended October 31, 2011. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to the Funds are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise,

ANNUAL REPORT	OCTOBER 31, 2011	69

Notes to Financial Statements (continued)

the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (writes) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection
70	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
		Asset Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on
	foreign currency contracts	—	—	—	—	$31,161
Interest rate contracts	Net unrealized appreciation/
	depreciation**; Investments at
	value-unaffiliated	$254,209	$1,079,744	$507,185	$1,665,047	—
Credit contracts	Unrealized appreciation on swaps;
	Investments at value — unaffiliated	18,602	76,586	49,383	109,238	—
Total		$272,811	$1,156,330	$556,568	$1,774,285	$31,161

		Liability Derivatives
		PSW	PSY	BPP	BTZ	BGT
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on
	foreign currency contracts	$2,106	$9,016	—	—	$721,973
Interest rate contracts	Net unrealized appreciation/
	depreciation*; Unrealized depreciation
	on swaps; Options written at value	783,749	3,397,773	$2,520,111	$8,510,824	—
Credit contracts	Unrealized depreciation on swaps;
	Options written at value	122,614	522,219	251,070	865,805	—
Total		$908,469	$3,929,008	$2,771,181	$9,376,629	$721,973

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.
**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
ANNUAL REPORT	OCTOBER 31, 2011	71

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended October 31, 2011
	Net Realized Gain (Loss) From
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$(3,130,213)	$(13,357,266)	$(3,586,041)	$(11,928,642)	—
Options*	29,340	125,260	13,467	75,286	—
Swaps	(658,879)	(2,692,039)	(1,285,792)	(4,482,282)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	1,118	3,998	—	—	$(4,259,489)
Credit contracts:
Options*	(40,906)	(172,975)	(84,150)	(286,344)	—
Swaps	206,110	875,505	277,052	1,075,651	1,581
Equity contracts:
Options*	147,167	622,653	302,395	1,030,167	—
Total	$(3,446,263)	$(14,594,864)	$(4,363,069)	$(14,516,164)	$(4,257,908)

	Net Change in Unrealized Appreciation/Depreciation on
	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$119,767	$575,373	$109,369	$(73,057)	—
Options*	(139,502)	(593,738)	(557,748)	(1,960,207)	—
Swaps	(449,649)	(1,944,096)	(673,748)	(2,116,546)	—
Foreign currency exchange contracts:
Foreign currency exchange contracts	(2,106)	(9,016)	—	—	$5,237,155
Credit contracts:
Swaps	(104,010)	(445,635)	(201,689)	(756,568)	(19,172)
Total	$(575,500)	$(2,417,112)	$(1,323,816)	$(4,906,378)	$5,217,983

*	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	PSW	PSY	BPP	BTZ	BGT
Financial futures contracts:
Average number of contracts purchased	48	128	84	277	—
Average number of contracts sold	230	987	264	886	—
Average notional value of contracts purchased	$10,488,551	$27,997,805	$17,857,086	$59,211,028	—
Average notional value of contracts sold	$29,416,965	$126,250,641	$33,116,865	$111,058,326	—
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1	1	—	—	6
Average number of contracts — US dollars sold	1	1	—	—	2
Average US dollar amounts purchased	$128,636	$677,250	—	—	$78,101,399
Average US dollar amounts sold	$34,856	$102,772	—	—	$724,617
Options:
Average number of option contracts purchased	14	59	5,675,029	19,325,098	26
Average number of option contracts written	—	—	—	—	—
Average notional value of option contracts purchased	$1,750,000	$7,375,000	$9,300,000	$31,575,000	$24,514
Average notional value of option contracts written	—	—	—	—	—
Average number of swaption contracts purchased	1	1	1	1	—
Average number of swaption contracts written	2	2	1	4	—
Average notional value of swaption contracts purchased	$650,000	$2,575,000	$925,000	$3,150,000	—
Average notional value of swaption contracts written	$20,200,000	$85,550,000	$49,050,000	$167,500,000	—
Credit default swaps:
Average number of contracts — buy protection	5	5	6	4	—
Average number of contracts — sell protection	3	3	3	3	—
Average notional value — buy protection	$2,836,250	$12,026,250	$7,437,500	$18,515,000	—
Average notional value — sell protection	$1,928,547	$8,274,333	$2,531,250	$8,700,000	—
Interest rate swaps:
Average number of contracts — pays fixed rate	4	4	5	5	—
Average number of contracts — received fixed rate	1	1	2	2	—
Average notional value — pays fixed rate	$12,450,000	$52,825,000	$41,850,000	$141,175,000	—
Average notional value — received fixed rate	$3,350,000	$14,375,000	$18,525,000	$65,200,000	—

72	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily (weekly for BPP, BTZ and BGT) net assets (including any assets attributable to borrowings or to the proceeds from the issuance of Preferred Shares) as follows:

PSW	0.60%
PSY	0.60%
BPP	0.65%
BTZ	0.65%
BGT	0.75%

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BGT as a percentage of its average weekly net assets (including any assets attributable to borrowings or to the proceeds from the issuance of Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage) as follows: 0.10% for the period September 1, 2010 to August 31, 2011 and 0.05% for the period September 1, 2011 to August 31, 2012. For the year ended October 31, 2011, the Manager waived $428,722, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended October 31, 2011, the amounts waived were as follows:

PSW	$896
PSY	$3,835
BPP	$3,273
BTZ	$10,610
BGT	$2,454

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the period November 1, 2010 through December 31, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

PSW	$228
PSY	$1,017
BPP	$2,822
BTZ	$1,330
BGT	$751

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and payups, excluding short-term securities and US government securities for the year ended October 31, 2011, were as follows:

	Purchases	Sales
PSW	$80,551,829	$53,549,617
PSY	$325,153,755	$205,749,646
BPP	$173,332,985	$105,716,939
BTZ	$575,172,504	$339,856,385
BGT	$423,513,718	$422,533,406

Purchases and sales of US government securities for the year ended October 31, 2011, were as follows:

	Purchases	Sales
PSW	$4,113,707	$23,571,576
PSY	$16,334,169	$106,422,862
BPP	$9,044,689	$27,801,765
BTZ	$38,685,547	$167,596,111
ANNUAL REPORT	OCTOBER 31, 2011	73

Notes to Financial Statements (continued)

Transactions in options written for the year ended October 31, 2011, were as follows:

	Calls			Puts
	Option Contracts	Swaptions Notional (000)	Premium Received	Option Contracts	Swaptions Notional (000)	Premium Received
PSW
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$1,800	$64,800	—	$36,800	$190,800
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options closed	—	—	—	—	(35,000)	(126,000)
Outstanding options, end of year	—	$1,800	$64,800	—	$1,800	$64,800

PSY
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	—	$7,700	$277,200	—	$155,700	$810,000
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options closed	—	—	—	—	(148,000)	(532,800)
Outstanding options, end of year	—	$7,700	$277,200	—	$7,700	$277,200

BPP
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	3	$8,700	$429,271	3	$80,700	$711,814
Options expired	—	—	—	—	—	—
Options exercised	(3)	—	(3,571)	(3)	—	(26,914)
Options closed	—	—	—	—	(72,000)	(259,200)
Outstanding options, end of year	—	$8,700	$425,700	—	$8,700	$425,700

BTZ
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	13	$30,000	$1,477,177	13	$275,000	$2,460,458
Options expired	—	—	—	—	—	—
Options exercised	(13)	—	(15,327)	(13)	—	(116,608)
Options closed	—	—	—	—	(245,000)	(882,000)
Outstanding options, end of year	—	$30,000	$1,461,850	—	$30,000	$1,461,850

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2011 attributable to foreign currency transactions, the accounting for swap agreements, the classification of investments, income recognized from pass-through entities, and the expiration of capital loss carryforwards were reclassified to the following accounts:

	PSW	PSY	BPP	BTZ	BGT
Paid-in-capital	$(1,276,621)	—	—	—	$29,467
Undistributed net investment income	$(61,913)	$(246,990)	$(191,381)	$(548,596)	$(2,857,802)
Accumulated net realized loss	$1,338,534	$246,990	$191,381	$548,596	$2,828,335

The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 was as follows:

		PSW	PSY	BPP	BTZ	BGT
Ordinary income	10/31/2011	$6,366,890	$27,418,570	$12,359,949	$44,466,841	$25,743,686
	10/31/2010	6,971,994	31,608,403	14,283,895	45,336,648	20,390,728
Tax return of capital	10/31/2010	909,831	5,350,650	1,431,653	14,927,112	—
Total distributions	10/31/2011	$6,366,890	$27,418,570	$12,359,949	$44,466,841	$25,743,686
	10/31/2010	$7,881,825	$36,959,053	$15,715,548	$60,263,760	$20,390,728

74	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

As of October 31, 2011, the tax components of accumulated net losses were as follows:

	PSW	PSY	BPP	BTZ	BGT
Undistributed ordinary income	$674,094	$2,062,942	$600,196	$260,420	$5,663,378
Capital loss carryforwards	(133,183,040)	(496,772,908)	(203,308,710)	(412,613,268)	(90,203,968)
Net unrealized gains (losses)*	5,560,423	16,638,416	3,429,010	11,605,960	(14,250,523)
Total	$(126,948,523)	$(478,071,550)	$(199,279,504)	$(400,746,888)	$(98,791,113)

*	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to Directors, the classification of investments, and investments in wholly owned subsidiaries.

As of October 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	PSW	PSY	BPP	BTZ	BGT
2012	$10,243,141	$62,733,648	—	—	—
2013	5,058,900	17,911,331	—	—	—
2014	8,481,628	12,145,117	—	—	—
2015	6,724,694	19,582,978	$18,184,893	$49,741,712	$3,268,804
2016	40,232,230	140,413,242	58,197,929	113,355,213	24,616,531
2017	55,825,534	194,970,854	108,996,120	223,939,227	45,385,443
2018	4,498,024	37,285,625	15,245,888	15,223,841	16,526,601
2019	2,118,889	11,730,113	2,683,880	10,353,275	406,589
Total	$133,183,040	$496,772,908	$203,308,710	$412,613,268	$90,203,968

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after October 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

BGT entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). The SSB Agreement provides the Fund with a maximum commitment of $172.2 million. The Fund has granted a security interest in substantially all of its assets to SSB.

Advances are made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. In addition, the Fund pays a facility fee and a commitment fee based upon SSB’s total commitment to the Fund. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Fund as of October 31, 2011 are shown in the Statements of Assets and Liabilities as loan payable. The SSB Agreement was renewed for 364 days under substantially the same terms effective March 3, 2011. The commitment amount was increased from $134 million to $172.2 million. For the year ended October 31, 2011, the daily weighted average interest rate was 1.03%.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended October 31, 2011, the daily weighted average interest rates for Funds with reverse repurchase agreements were as follows:

PSW	0.37%
PSY	0.36%
BPP	0.36%
BTZ	0.40%

7. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations. As of October 31, 2011, the Funds had the no unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

As of October 31, 2011, PSW, PSY, BPP and BTZ invested a significant portion of their assets in securities in the financials sector whereas BGT invested a significant portion of its assets in the media sector. Changes in economic conditions affecting the financials and media sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	OCTOBER 31, 2011	75

Notes to Financial Statements (continued)

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

9. Capital Share Transactions:

PSW and PSY are each authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. The Boards of PSW and PSY reclassified 5,460 and 22,000 unissued Common Shares as $0.10 par value Preferred Shares, respectively, none of which are outstanding. There are an unlimited number of $0.001 par value shares authorized for BPP, BTZ and BGT, which may be issued as either Common Shares or Preferred Shares.

Common Shares

For the year ended October 31, 2011, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended October 31, 2011	Year Ended October 31, 2010
BGT	39,329	32,177

Shares issued and outstanding for the years ended October 31, 2011 and October 31, 2010 remained constant for PSW, PSY, BPP and BTZ, respectively.

Preferred Shares

During the year ended October 31, 2011, the Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
PSW	M7	12/07/10	805	$20,125,000
	T7	12/08/10	805	$20,125,000
PSY	M7	1/04/11	861	$21,525,000
	T7	1/05/11	861	$21,525,000
	W7	1/06/11	861	$21,525,000
	R7	1/07/11	861	$21,525,000
	F7	1/10/11	861	$21,525,000
	W28	1/13/11	1,228	$30,700,000
	R28	1/28/11	1,228	$30,700,000
BPP	T7	12/08/10	939	$23,475,000
	W7	12/09/10	939	$23,475,000
	R7	12/10/10	939	$23,475,000
BTZ	T7	1/05/11	2,310	$57,750,000
	W7	1/06/11	2,310	$57,750,000
	R7	1/07/11	2,310	$57,750,000
	F7	1/10/11	2,310	$57,750,000
BGT	T7	12/08/10	784	$19,600,000
	W7	12/09/10	784	$19,600,000
	R7	12/10/10	784	$19,600,000

All of the Funds, except BGT, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. BGT financed the Preferred Share redemption with cash received from a line of credit.

The Preferred Shares were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

The holders of Preferred Shares had voting rights equal to the holders of Common Shares (one vote per share) and would vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, were also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

76	ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (concluded)

Dividends on seven-day and 28-day Preferred Shares were cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares failed to clear the auction on an auction date, each Fund was required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares were successfully auctioned. The maximum applicable rate on the Preferred Shares at the last auction date was as follows: for PSW, PSY and BGT, the higher of 125% times or 1.25% plus the Telerate/BBA LIBOR rate; for BPP 150% of the interest equivalent of the 30-day commercial paper rate and for BTZ, the higher of 150% times or 1.25% plus the Telerate/BBA LIBOR rate. The low, high and average dividend rates for the year ended October 31, 2011, were as follows:

	Series	Low	High	Average
PSW	M7	1.50%	1.50%	1.50%
	T7	1.50%	1.50%	1.50%
PSY	M7	1.50%	1.51%	1.50%
	T7	1.50%	1.51%	1.50%
	W7	1.50%	1.51%	1.50%
	TH7	1.50%	1.51%	1.50%
	F7	1.50%	1.51%	1.50%
	W28	1.50%	1.51%	1.51%
	TH28	1.50%	1.52%	1.51%
BPP	T7	0.30%	0.32%	0.31%
	W7	0.32%	0.33%	0.32%
	R7	0.30%	0.38%	0.33%
BTZ	T7	1.50%	1.51%	1.50%
	W7	1.50%	1.51%	1.50%
	R7	1.50%	1.51%	1.50%
	F7	1.50%	1.51%	1.50%
BGT	T7	1.50%	1.50%	1.50%
	W7	1.50%	1.50%	1.50%
	R7	1.50%	1.50%	1.50%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the year ended October 31, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that failed to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers had individually agreed to reduce commissions for failed auctions.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on November 30, 2011 to Common Shareholders on record on November 15, 2011:

Common Dividend Per Share
PSW	$0.0595
PSY	$0.0610
BPP	$0.0615
BTZ	$0.0765
BGT	$0.0775

The Funds paid a net investment income dividend in the following amounts per share on December 19, 2011 to Common Shareholders on record on December 14, 2011:

Common Dividend Per Share
PSW	$0.0595
PSY	$0.0610
BPP	$0.0635
BTZ	$0.0785
BGT	$0.0775
ANNUAL REPORT	OCTOBER 31, 2011	77

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit Allocation Income Trust II, Inc. and to the Shareholders and Board of Trustees of BlackRock Credit Allocation Income Trust III, BlackRock Credit Allocation Income Trust IV and BlackRock Floating Rate Income Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc., BlackRock Credit Allocation Income Trust III, BlackRock Credit Allocation Income Trust IV and BlackRock Floating Rate Income Trust (collectively, the “Funds”), including the schedules of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Credit Allocation Income Trust I, Inc., BlackRock Credit Allocation Income Trust II, Inc., BlackRock Credit Allocation Income Trust III, BlackRock Credit Allocation Income Trust IV and BlackRock Floating Rate Income Trust as of October 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended October 31, 2011.

		PSW	PSY	BPP	BTZ	BGT
Qualified Dividend Income for Individuals[1]
Months Paid:	November 2010 – January 2011	1.90%	1.28%	5.67%	1.12%	—
	February – October 2011	3.41%	2.22%	8.59%	8.74%	—
Interest-Related Dividends and Qualified Short-Term Capital Gains
for Non-US Residents[2]
Months Paid:	November 2010 – January 2011	64.61%	69.06%	67.41%	65.27%	61.97%
	February – October 2011	94.69%	97.12%	94.35%	92.56%	62.43%
Federal Obligation Interest[3]		0.54%	1.36%	0.79%	1.47%	—

[1]	The Funds hereby designate the percentage indicated or the maximum amount allowable by law.
[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
[3]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
78	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II, Inc. (“PSY”), BlackRock Credit Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT,” and together with PSW, PSY, BPP and BTZ, each a “Fund” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of each Fund had established a Committee on Auction Market Preferred Shares prior to the redemption of all of its respective Fund's outstanding auction market preferred shares. Further, the Boards, together with the Boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not "interested persons" of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) analyses of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) general analyses provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

ANNUAL REPORT	OCTOBER 31, 2011	79

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of each of PSW, PSY and BPP noted that its respective Fund performed below the median of its Customized Lipper Peer Group in the three- and five-year periods reported, but that the Fund performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. The Board of each of PSW, PSY and BPP and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the three- and five-year periods compared with its Peers. The Board was informed that, among other things, weak 2008 performance continues to weigh on the three- and five-year periods.

The Board of BTZ noted that BTZ performed below the median of its Customized Lipper Peer Group in the three-year and since-inception periods reported, but that BTZ performed at or above the median of its Customized Lipper Peer Group in the one-year period reported. The Board of BTZ and BlackRock reviewed and discussed the reasons for BTZ’s underperformance during the three-year and since-inception periods compared with its Peers. The Board was informed that, among other things, weak 2008 performance continues to weigh on the three-year and since-inception periods.

80	ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of each of PSW, PSY, BPP and BTZ and BlackRock discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board of BGT noted that, in general, BGT performed better than its Peers in that BGT’s performance was at or above the median of its Customized Lipper Peer Group in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and each Board’s review and consideration of this issue, each Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

ANNUAL REPORT	OCTOBER 31, 2011	81

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, each Board considered the detailed review of BlackRock’s fee structure, as it applies to its Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements, no Board identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

82	ANNUAL REPORT	OCTOBER 31, 2011

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Reinvestment Plan Agent: Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	OCTOBER 31, 2011	83

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	97 RICS consisting of 97 Portfolios	Arch Chemical (chemical and allied products)
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.	97 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religions (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010.	97 RICs consisting of 97 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	97 RICs consisting of 97 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	97 RICs consisting of 97 Portfolios	The McClatchy Company (publishing) Bellsouth (telecommunications) Knight Ridder (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	97 RICs consisting of 97 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	97 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

84	ANNUAL REPORT	OCTOBER 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.	97 RICs consisting of 97 Portfolios	ADP (data and information services) KKR Financial Corporation (finance) Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Department, Harvard Business School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	97 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believes would be in the best interest of shareholders.
[2]	Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Funds’ board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.
Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock, from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
ANNUAL REPORT	OCTOBER 31, 2011	85

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board.
[2]	Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodian	Transfer Agent	Independent	Legal Counsel	Address of the Funds
BlackRock Advisors, LLC	State Street Bank and	Common Shares	Registered Public	Skadden, Arps, Slate,	100 Bellevue Parkway
Wilmington, DE 19809	Trust Company	Computershare Trust	Accounting Firm	Meagher & Flom LLP	Wilmington, DE 19809
	Boston, MA 02110	Company, N.A.	Deloitte & Touche LLP	New York, NY 10036
Sub-Advisor		Canton, MA 02021	Boston, MA 02116
BlackRock Financial
Management, Inc.		Accounting Agent
New York, NY 10022		State Street Bank
and Trust Company
Boston, MA 02110

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds

86	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class I Directors as follows:

	Paul L. Audet			Michael J. Castellano			R. Glenn Hubbard			W. Carl Kester
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BPP	16,723,353	306,694	0	16,725,948	304,099	0	16,720,667	309,380	0	16,720,314	309,733	0
BTZ	42,910,998	4,210,384	0	42,906,687	4,214,695	0	42,806,687	4,314,695	0	42,818,399	4,302,983	0
BGT	16,765,207	455,090	0	16,818,574	401,723	0	16,805,500	414,797	0	16,829,537	390,760	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Henry Gabbay, Jerrold B. Harris and Karen P. Robards.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,378,699	258,572	0	9,374,605	262,666	0	9,351,219	286,052	0	9,378,699	258,572	0
PSY	34,877,224	2,617,537	0	34,851,957	2,642,804	0	34,828,847	2,665,914	0	34,877,660	2,617,101	0

	Kathleen F. Feldstein			James T. Flynn			Henry Gabbay			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,335,536	301,735	0	9,375,616	261,655	0	9,376,010	261,261	0	9,372,345	264,926	0
PSY	34,790,278	2,704,483	0	34,855,086	2,639,675	0	34,865,317	2,629,444	0	34,856,209	2,638,552	0

	R. Glenn Hubbard			W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
PSW	9,350,644	286,627	0	9,376,435	260,836	0	9,336,390	300,881	0
PSY	34,823,847	2,670,914	0	34,858,068	2,636,693	0	34,841,143	2,653,618	0
ANNUAL REPORT	OCTOBER 31, 2011	87

Additional Information (continued)

Fund Certification

Each Fund is listed for trading on the NYSE and has filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds file with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by Roy Curbow and other plaintiffs, including shareholders of PSY and BTZ on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of PSY and BTZ as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to PSY and BTZ and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by PSY and BTZ as a result of the prior redemptions and injunctive relief preventing PSY and BTZ from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other defendants named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding AMPS issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. All such outstanding AMPS were subsequently redeemed. The redemptions encompass all remaining taxable AMPS issued by BlackRock closed-end funds and total approximately $569 million. The AMPS were redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing resulted in a lower cost of financing for each fund under then-existing market conditions.

In exchange for the shareholder plaintiff's agreement to withdraw a previously filed motion for preliminary injunction enjoining any further redemptions of AMPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. On December 23, 2010, the court denied plaintiffs’ motion for a preliminary injunction.

On June 3, 2011, a putative class action lawsuit was brought by Hinda Wachtel against PSY, certain former and current Directors of PSY, BlackRock, Inc., and certain other financial institutions in the Circuit Court for Baltimore City. The complaint alleges that the redemptions at par of certain AMPS issued by PSY constituted a breach of the fiduciary duties purportedly owed to the common shareholders of PSY; that PSY allegedly aided and abetted breaches of fiduciary duties by the Directors; and that PSY, BlackRock, Inc., and others were unjustly enriched. The Complaint requests a declaratory judgment that PSY aided and abetted breaches of fiduciary duties by the Directors and that PSY, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving as investment adviser to PSY or otherwise earning fees for services rendered to PSY; and claims unquantified damages, attorneys' fees, interest and punitive damages. PSY, the Directors and BlackRock, Inc. believe that the claims asserted in the complaint are without merit and intend to defend themselves vigorously in the litigation.

On June 9, 2011, a putative class action lawsuit was brought by Sydell Protas against BTZ, certain former and current Directors of BTZ, BlackRock, Inc., and certain other financial institutions, in the Court of Chancery of the State of Delaware. On August 31, 2011, Plaintiff filed an "Amended Verified Derivative and Class Action Complaint" (the "Amended Complaint"), which purports to assert certain of the claims derivatively on behalf of BTZ and certain of the claims directly as class claims. The Amended Complaint alleges that the redemptions at par of certain AMPS issued by BTZ constituted a breach of the fiduciary duties purportedly owed to the common shareholders of BTZ; that BTZ allegedly aided and abetted breaches of fiduciary duties by the Directors; and that BTZ, BlackRock, Inc., and others were unjustly enriched. The Amended Complaint requests a declaratory judgment that BTZ aided and abetted breaches of fiduciary duties by the Directors and that BTZ, BlackRock, Inc. and certain other financial institutions were unjustly enriched; seeks to enjoin BlackRock, Inc. from serving

88	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (continued)

General Information (concluded)

as investment adviser to BTZ or otherwise earning fees for services rendered to BTZ; and claims unquantified damages, attorneys' fees, interest and punitive damages. On October 14, 2011, all of the defendants moved to dismiss the Amended Complaint or to stay the action. BTZ, the Directors and BlackRock, Inc. believe that the claims asserted in the Amended Complaint are without merit and intend to defend themselves vigorously in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT	OCTOBER 31, 2011	89

Additional Information (continued)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2011

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains Short Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
PSW	$0.611500	—	—	$0.611500	100%	—	—	100%
PSY	$0.659500	—	—	$0.659500	100%	—	—	100%
BPP	$0.668000	—	—	$0.668000	100%	—	—	100%
BTZ	$0.845500	—	—	$0.845500	100%	—	—	100%

90	ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	OCTOBER 31, 2011	91

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds leverage their Common Shares, which creates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CE-CAFRI-5-10/11-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust III	$39,000	$37,000	$0	$3,500	$11,400	$6,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

3

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Credit Allocation Income Trust III	$11,400	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)   Not Applicable

Item 6 –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

4

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31, 2011.

(a)(1)  The Fund is managed by a team of investment professionals comprised of Jeff Cucunato, Managing Director at BlackRock, Mitchell S. Garfin, Managing Director at BlackRock and Stephan Bassas, Director at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Cucunato, Bassas and Garfin have been members of the registrant’s portfolio management team since 2011.

Portfolio Manager	Biography
Jeffrey Cucunato	Managing Director of BlackRock since 2005.
Mitchell S. Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
Stephan Bassas	Director of BlackRock since 2006.

5

(a)(2) As of October 31, 2011:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	6	20	77	0	0	2
	$2.02 Billion	$141 Billion	$36.52 Billion	$0	$0	$855.4 Million
Mitchell Garfin	13	7	25	0	3	4
	$9.56 Billion	$3.91 Billion	$6.17 Billion	$0	$204.5 Million	$570.4 Million
Stephan Bassas	3	9	72	0	0	0
	$1.29 Billion	$11.62 Billion	$35.25 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Bassas and Cucunato may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Bassas and Cucunato may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

6

(a)(3) As of October 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Jeffrey Cucunato Stephan Bassas

3-Month Sterling LIBID

50% BARGOVCORP / 50% GOVCRPLONG I

50% GOV_10P / 50% LCORPLNG INDEX

50% LCREDLONG / 25% GOV_10P / 25%

50% LCREDLONG / 30% LSTR20PN / 20%

50% LEHSTR20P / 50% LCREDLONG INDE

55% LCREDLONG / 45% CGSTRIP15P IND

60% LEH_CREDIT / 40% LCREDLONG IND

69% LEH_CREDIT / 41% LHY2ICAP / 27

70% ML_CORPHQ / 30% ML6MOUSTBL IND

75% Barclays Long Credit / 23% BAR

75% LCREDLONG / 25% GOV_10P INDEX

75% MLCRPLXFIN / 25% MLCRPLFIN IND

78% LCRPLONGHQ / 22% BCORPINTHQ IN

90% LCRDLONGHQ / 10% GOV_10P INDEX

90% Barclays Long Corporate/10% Barclays Long Government

92.5% LCRDLONGHQ / 7.5% BSTRPR2036

Barclays Capital 63.75% LCREDLONG

Barclays Capital Corporate 3+ YR I

Barclays Capital Corporate Index

Barclays Capital Credit Index

Barclays Capital Global Aggregate

Barclays Capital Global Aggregate-US 300

Barclays Capital Intermediate Credit

Barclays Capital Long Corporate/Credit High

Barclays Capital Long Corporate/Credit Index

Barclays Capital Long Government/Credit

Barclays Capital Treasury 10+ Year I

Barclays Capital U.S. Corporate BAA

Barclays Capital U.S. Dollar Capital Securities

Barclays Long Corporate EX Tier 1

BBA JPY LIBOR 1-Month Index

Bank of America ML Treasury 5-Year Index

Citigroup Customized Credit, ABS A

Citigroup Large Pension Fund Index

PERF HOL FROM 09/27/11

Mitchell Garfin	Barclays Capital High Yield 2% Iss

7

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Cucunato and Garfin have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various BlackRock investment options. Messrs. Bassas, Cucunato and Garfin have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

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(a)(4) Beneficial Ownership of Securities – As of October 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Jeffrey Cucunato	None
Mitchell Garfin	None
Stephan Bassas	None

(b) Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust III

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Credit Allocation Income Trust III

Date: January 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Credit Allocation Income Trust III

Date: January 3, 2012

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Credit Allocation Income Trust III

Date: January 3, 2012

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